Exhibit 10.40.1

Execution Version

FIRST AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is made as of December 4, 2012 (the “Effective Date”), by and between HCPI Trust, a Maryland real estate investment trust, HCP Senior Housing Properties Trust, a Delaware statutory trust, HCP SH ELP1 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH Lassen House, LLC, a Delaware limited liability company, HCP SH Mountain Laurel, LLC, a Delaware limited liability company, HCP SH Mountain View, LLC, a Delaware limited liability company, HCP SH Oakridge, LLC, a Delaware limited liability company, HCP SH River Valley Landing, LLC, a Delaware limited liability company, and HCP SH Sellwood Landing, LLC, a Delaware limited liability company (as their interests may appear, “Lessor”), and Emeritus Corporation, a Washington corporation (“Lessee”).

RECITALS

WHEREAS, Lessor and Lessee entered into that certain Master Lease and Security Agreement dated as of October 31, 2012 (the “Original Lease” and, as amended by this Amendment, the “Lease”), with respect to the Leased Property (as defined in the Original Lease).  All capitalized terms used and not defined in this Amendment shall have the meanings assigned to them in the Original Lease;

WHEREAS, the Original Lease provides (in the definition of “Allocated Initial Investment” in Section 2.1 thereof) that Lessor and Lessee will amend the Original Lease to reflect any agreed-upon revisions of the Allocated Initial Investments for any Facilities (as set forth in Exhibit A-1, Exhibit A-2 and/or Exhibit A-3 of the Original Lease), and Lessor and Lessee have agreed upon revisions of the Allocated Initial Investments for certain Facilities;

WHEREAS, the Original Lease provides (in Section 45.1.20.3 thereof) that Lessor and Lessee may amend the Original Lease to reflect the acquisition by Lessor of the fee or leasehold interest in any additional facilities pursuant to the Purchase Agreement, and Lessor has acquired as of the date hereof the fee interest in one of such facilities, i.e., the facility described as a “Pool 2 Potential Facility” in Exhibit A-2 of the Original Lease and commonly known as Cordova Estates (the “Cordova Estates Property”);

WHEREAS, the Original Lease provides (in Section 45.1.20.5 thereof) that Lessor and Lessee will amend the Original Lease to reflect any agreed-upon revisions of the legal descriptions for any Facilities (as set forth in Exhibit A-1, Exhibit A-2 and/or Exhibit A-3 of the Original Lease), and Lessor and Lessee have agreed upon revisions of the legal descriptions for certain Facilities; and

WHEREAS, Lessor and Lessee desire to amend the Original Lease (among other things) in order to effectuate the foregoing matters, all as more particularly set forth herein.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing and the terms, covenants and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

1.                                      Amendments.

(a)                                 Exhibit A-1, Exhibit A-2 and Exhibit A-3 of the Original Lease are hereby replaced in their entirety by Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively, attached hereto and by this reference made a part hereof.

(b)                                 For avoidance of doubt, the Cordova Estates Property is hereby deemed to be a “Facility” and a “Pool 2 Facility”, and included in the “Leased Property”, for all purposes of the Lease, effective as of the date hereof.

(c)                                  Notwithstanding any provisions of Section 3.1 of the Original Lease to the contrary, the Minimum Rent allocable or attributable to the Cordova Estates Property (i) shall be payable for the period commencing on the date hereof and continuing through the Term, (ii) shall be pro rated for the period commencing on the date hereof and ending on December 31, 2012, and (iii) shall be payable for the period described in clause (ii) above on the date hereof.

(d)                                 The definition of the term “Annual Minimum Capital Project Amount” set forth in Section 2.1 of the Original Lease is hereby amended to add “and the Other Purchase Agreement Facilities” after “all of the Facilities” in each of the first and second sentences of such definition.

(e)                                  The definition of the term “Non-Stable Facility” set forth in Section 2.1 of the Original Lease is hereby amended and restated in its entirety to read as follows:

Non-Stable Facility:  Any Facility described as “Non-Stable” on Exhibit A-1, Exhibit A-2 or Exhibit A-3, as applicable, under the heading “Stable/Non-Stable”.

2.                                      Representations and Warranties of Lessee.  As of the date hereof, Lessee represents and warrants to Lessor as follows:

(a)                                 Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.

(b)                                 This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and creditors rights, laws and general principles of equity.

(c)                                  Lessee is solvent, has timely and accurately filed all tax returns and extensions required to be filed by Lessee, and is not in default in the payment of any material taxes levied or assessed against Lessee or any of its material assets, and is not subject to any judgment, order, decree, rule or regulation of any Governmental Authority having jurisdiction over the Leased Property or Lessee which would, in the aggregate, materially and adversely affect Lessee’s condition, financial or otherwise, or Lessee’s prospects or the Leased Property.

(d)                                 Except for the Required Governmental Approvals to use and operate each Facility for its Primary Intended Use, no other material consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.

(e)                                  Subject to Lessee’s receipt of the Required Governmental Approvals, the execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a material breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of Lessee; (C) any judgment, order or decree of any Governmental Authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any material obligation of Lessee.

(f)                                   As of the date hereof, all Required Governmental Approvals with respect to the Cordova Estates Property have been obtained by Lessee.

(g)                                  Lessee is in compliance with the requirements of the Orders.  Neither Lessee nor any Lessee Party (A) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other Lists; (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) is owned or controlled by (including without limitation by virtue of such Person being a director or owning direct voting shares or interests), or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

3.                                      Representations and Warranties of Lessor.  As of the date hereof, Lessor represents and warrants to Lessee as follows:

(a)                                 Lessor is duly organized, validly existing and in good standing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State (to the extent Lessor is required to be so by applicable Legal Requirements) and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessor.

(b)                                 This Amendment has been duly authorized, executed and delivered by Lessor, and constitutes and will constitute the valid and binding obligations of Lessor enforceable against Lessor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and creditors rights, laws and general principles of equity.

(c)                                  Lessor is solvent, has timely and accurately filed all tax returns and extensions required to be filed by Lessor, and is not in default in the payment of any material taxes levied or assessed against Lessor or any of its material assets, and is not subject to any judgment, order, decree, rule or regulation of any Governmental Authority having jurisdiction over the Leased Property or Lessor which would, in the aggregate, otherwise materially and adversely affect Lessor’s condition, financial or otherwise, or Lessor’s prospects or the Leased Property.

(d)                                 No material consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessor.

(e)                                  The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a material breach or violation of (A) any Legal Requirements applicable to Lessor now in effect; (B) the organizational or charter documents of Lessor; (C) any judgment, order or decree of any Governmental Authority binding upon Lessor; or (D) any material agreement or instrument to which Lessor is a counterparty or by which it is bound; or (ii) the acceleration of any material obligation of Lessor.

(f)                                   Lessor is in compliance with the requirements of the Orders.  Neither Lessor nor any of its Affiliates (A) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other Lists; (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) is owned or controlled by (including without limitation by virtue of such Person being a director or owning voting shares or interests), or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

4.                                      Miscellaneous.

(a)                                 Ratification and Confirmation of Lease.  This Amendment shall be deemed incorporated into the Original Lease and shall be construed and interpreted as though fully set forth therein.  As amended by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed in all respects.

(b)                                 Reaffirmation of Lease and Treatment Thereof.  Lessor and Lessee hereby acknowledge, agree and reaffirm that (i) except as otherwise expressly provided in the Lease (as hereby amended) to the contrary and for the limited purposes so provided, the Lease (as hereby amended) is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit, and (ii) except as otherwise required by Legal Requirements or any accounting rules or regulations, the Lease (as hereby amended) shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and Lessor shall be entitled to all the benefits of ownership of the Leased Property (including the Cordova Estates Property), including depreciation for all federal, state and local tax purposes.

(c)                                  Conflicts.  In the event of any conflict between the provisions of this Amendment and those of the Original Lease, the provisions of this Amendment shall control.

(d)                                 Counterparts; Electronically Submitted Signatures.  This Amendment may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.  Signatures transmitted via facsimile or other electronic means (including emailed pdf files) may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by such signatures transmitted via facsimile or other electronic means.

(e)                                  Severability.  If any term or provision of this Amendment or any application thereof shall be held invalid or unenforceable, the remainder of this Amendment and any other application of such term or provision shall not be affected thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.

LESSEE:

EMERITUS CORPORATION, a Washington corporation

By:	/s/ Eric Mendelsohn
Name:	Eric Mendelsohn
Title:	SVP Corporate Development

[Signature pages continue on next page]

LESSOR:

HCPI TRUST, a Maryland real estate investment trust,

HCP SH ELP1 PROPERTIES, LLC, a Delaware limited liability company,

HCP SH ELP2 PROPERTIES, LLC, a Delaware limited liability company,

HCP SH ELP3 PROPERTIES, LLC, a Delaware limited liability company,

HCP SH LASSEN HOUSE, LLC, a Delaware limited liability company,

HCP SH MOUNTAIN LAUREL, LLC, a Delaware limited liability company,

HCP SH MOUNTAIN VIEW, LLC, a Delaware limited liability company,

HCP SH OAKRIDGE, LLC, a Delaware limited liability company,

HCP SH RIVER VALLEY LANDING, LLC, a Delaware limited liability company, and

HCP SH SELLWOOD LANDING, LLC, a Delaware limited liability company

By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

HCP SENIOR HOUSING PROPERTIES TRUST, a Delaware statutory trust

By: HCP Senior Housing Properties, LLC, its Managing Trustee

By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Signature Page to First Amendment to Master Lease and Security Agreement

EXHIBIT A-1

(List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

[See attached.]

Exhibit A-1

EXHIBIT A-1

(List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
Lease Pool 1 Facilities

555	Azalea Gardens	100 Azalea Dr	Oxford	MS	HCP SH ELP1 Properties, LLC	80	[***]	80-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

602	Briarwood	4865 Main St	Springfield	OR	HCP SH ELP1 Properties, LLC	126	[***]	4-unit cottage, 122-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]	[***]

532	Buckingham Estates	1824 Manchester Rd	Glastonbury	CT	HCP SH ELP1 Properties, LLC	46	[***]	46-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

614	Chandler Place	745 Dilworth Ln	Rock Hill	SC	HCP Senior Housing Properties Trust	120	[***]	120-unit independent living and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

647	Chesterley Court	1100 N 35th Ave	Yakima	WA	HCP SH ELP3 Properties, LLC	14	[***]	14-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

648	Chesterley Meadows	1100 N 35th Ave	Yakima	WA	HCP SH ELP1 Properties, LLC	70	[***]	70-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]	[***]

598	Cougar Springs	1942 SW Canyon Dr	Redmond	OR	HCP SH ELP1 Properties, LLC	88	[***]	2-unit cottage, 62-unit assisted living care, 24-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]	[***]

540	Courtyard Gardens	1000 River Centre Pl	Lawrenceville	GA	HCP SH ELP1 Properties, LLC	48	[***]	36-unit assisted living care, 12-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

624	Eden Estates	1997 Forest Ridge Dr	Bedford	TX	HCP SH ELP1 Properties, LLC	126	[***]	63-unit independent living, 63-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

635	Emerald Pointe	995 S Regency Rd	Cedar City	UT	HCP SH ELP1 Properties, LLC	55	[***]	42-unit assisted living care, 13-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2028.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-1

(List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
645	Fishers Landing	17171 Southeast 22nd Dr	Vancouver	WA	HCP SH ELP1 Properties, LLC	75	[***]	75-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

650	Fox River	5800 Pennsylvania Ave	Appleton	WI	HCP SH ELP1 Properties, LLC	80	[***]	62-unit assisted living care, 18-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

544	Georgian Place	355 Millard Farmer Industrial Blvd	Newnan	GA	HCP SH ELP1 Properties, LLC	54	[***]	32-unit independent living, 22-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

608	Grayson View Selinsgrove	29 Grayson View Ct	Selinsgrove	PA	HCPI Trust	81	[***]	73-unit assisted living care, 8-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	3 Years and 11 Months	[***]	[***]

610	Hawthorne Inn at Greenville	20 Hawthorne Park Ct	Greenville	SC	HCP Senior Housing Properties Trust	52	[***]	39-unit assisted living care, 13-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

579	Heritage Place	1380 N Heritage Ln	Tahlequah	OK	HCP SH ELP1 Properties, LLC	39	[***]	39-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

604	Lakeside	2201 N 3rd Ave	Stayton	OR	HCP SH ELP1 Properties, LLC	62	[***]	62-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

605	Lakeside Cottages	2201 N 3rd Ave	Stayton	OR	HCP SH ELP1 Properties, LLC	12	[***]	12-unit cottage and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

618	Legacy Crossing	910 Murfreesboro Rd	Franklin	TN	HCP SH ELP1 Properties, LLC	124	[***]	124-unit independent living and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

616	Lexington Gardens	190 McSwain Dr	West Columbia	SC	HCP Senior Housing Properties Trust	72	[***]	72-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2028.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-1

(List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
577	Manchester House	2333 Manchester Dr	Oklahoma City	OK	HCP SH ELP3 Properties, LLC	52	[***]	33-unit assisted living care, 19-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

599	Manor House	3400 NW Edenbower Blvd	Roseburg	OR	HCP SH ELP3 Properties, LLC	56	[***]	56-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

529	Meadowlark	351 Bruce St	Yreka	CA	HCP SH ELP1 Properties, LLC	72	[***]	58-unit assisted living care, 14-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

637	Monroe House	46555 Harry Byrd Hwy	Sterling	VA	HCP SH ELP3 Properties, LLC	70	[***]	70-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

560	Northridge	5410 17th Ave	Kearney	NE	HCP SH ELP3 Properties, LLC	113	[***]	73-unit independent living, 40-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

554	Oak Tree Village	363 Jungermann Rd	Saint Peters	MO	HCP Senior Housing Properties Trust	186	[***]	166-unit independent living, 20-unit cottage and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

523	Peridot	211 Bradshaw Dr	Prescott	AZ	HCP SH ELP3 Properties, LLC	102	[***]	102-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

620	Remington House	640 Rock Springs Rd	Kingsport	TN	HCP SH ELP1 Properties, LLC	50	[***]	50-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

606	River Valley Landing	19200 SW 65Th Ave	Tualatin	OR	HCP SH River Valley Landing, LLC	120	[***]	120-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

621	Rose Terrace	6015 Primacy Pkwy	Memphis	TN	HCP SH ELP1 Properties, LLC	48	[***]	48-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2028.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-1

(List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
628	Rosemont at Clearlake	14101 Bay Pointe Ct	Houston	TX	HCP SH ELP1 Properties, LLC	91	[***]	67-unit assisted living care, 24-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

470	Sequoia Springs	2401 Redwood Way	Fortuna	CA	HCP SH ELP3 Properties, LLC	80	[***]	66-unit assisted living care, 14-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

661	Sequoia Springs Cottages	2401 Redwood Way	Fortuna	CA	HCP SH ELP3 Properties, LLC	21	[***]	21-unit cottage and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]	[***]

632	Spring Creek Gardens	6410 Old Orchard Dr	Plano	TX	HCP SH ELP1 Properties, LLC	65	[***]	44-unit assisted living care, 21-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

578	Statesman Club	10401 Vineyard Blvd	Oklahoma City	OK	HCP SH ELP2 Properties, LLC	137	[***]	137-unit independent living and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

646	Stonebridge	7900 Ne Vancouver Mall Dr	Vancouver	WA	HCP SH ELP1 Properties, LLC	60	[***]	60-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

537	Terrace at Riverstone	125 Riverstone Terrace	Canton	GA	HCP SH ELP3 Properties, LLC	93	[***]	65-unit assisted living care, 28-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	8 Years and 11 Months	[***]	[***]

528	The Palms	100 Sterling Ct	Roseville	CA	HCP SH ELP1 Properties, LLC	101	[***]	86-unit assisted living care, 15-unit Alzheimer’s care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

603	Woodside Village	4851 Main St	Springfield	OR	HCP SH ELP1 Properties, LLC	53	[***]	53-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

	Total Lease Pool 1 Facilities (39 Properties)					2,994			16 Years	10 Years	7 Years	[***]	[***]

Lease Pool 1 Potential Facility**

587	Hermiston Terrace	980 W Highland Ave	Hermiston	OR	HCP SH Hermiston Terrace, LLC	57	[***]	57-unit assisted living care and such other uses necessary or incidental to such use	16 Years	10 Years	7 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2028.

** The foregoing facility listed under the heading “Lease Pool 1 Potential Facility” may be acquired by Lessor or an Affiliate of Lessor pursuant to the Purchase Agreement after the Commencement Date.  Such facility shall not constitute a “Facility” or be included in the “Leased Property” unless and until this Lease is amended in accordance with the provisions of Section 45.1.20.3 to include such facility in the “Leased Property”.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Oxford, Emeritus at)

(Azalea Gardens)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LAFAYETTE, STATE OF MISSISSIPPI, AND IS DESCRIBED AS FOLLOWS:

A tract of land in the Northwest Quarter (NW 1/4) of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows:

Beginning at a 1/2” rebar found located 8,294.09 feet South and 268.42 feet east of a concrete monument marking the Northwest Corner of the Southwest Quarter of Section 28, Township 8 South, Range 3 West; run thence due East for a distance of 520.58 feet to a 1/2” rebar found; run thence S 32° 19’02” E for a distance of 27.57 feet to a 1/2” rebar found; run thence S 53° 36’ 58” W for a distance of 32.08 feet to a 1/2” rebar found; run thence S 36° 23’ 02” E for a distance of 5.00 feet to a 1/2” rebar found; run thence S 57° 40’ 58” W for a distance of 108.35 feet to a 1/2” rebar found; run thence S 32° 19’ 02” E for a distance of 180.30 feet to a 1/2” rebar found; run thence due South for a distance of 52.73 feet to a 1/2” rebar found; run thence S 14° 04’ 20” W for a distance of 106.93 feet to a 1/2” rebar found; run thence due South for a distance of 105.01 to a 1/2” rebar found; run thence N 89° 22’ 31” W for a distance of 493.05 feet to 1/2” rebar found; run thence N 00° 11’ 42” E for a distance of 512.74 feet to the Point of Beginning of the herein described tract of land, said tract contains 5.81 acres, more or less.

Together with a perpetual right-of-way with the right to erect, construct, install, and thereafter use, operate, repair, maintain, replace a roadway and the necessary appurtenances thereto, together with the right of ingress and egress for the purposes for which the above mentioned rights are granted, on, over and across the following described property situated in Lafayette County, Mississippi, to-wit:

A tract of land being located in the Southwest Quarter (SW 1/4) of Section 33, Township 8 South, Range 3 West, and in the Northwest Quarter of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows:

Beginning at a point being located 7,047.32 feet south and 2,149.92 feet east of a concrete monument marking the Northwest Corner of the Southwest Quarter of Section 28, township 8 South, Range 3 West, run thence S 08° 36’ 53” E for a distance of 98.84 feet to a point; run thence S 25° 11’ 50” W for a distance of 143.27 feet to a point on a curve to the right; run thence along said circular curve for a distance of 491.67 feet, with a radius of 506.92 feet, said curve having a chord bearing of S 52° 59’ 01” W and a chord distance of 472.62 feet to a point; run thence S 80° 46’ 10” W for a distance of 99.29 feet to a point on a circular curve to the left; run thence along said curve for a distance of 247.20 feet with a radius of 282.57 feet, said curve having a chord bearing of S 55° 42’ 26” W and a chord distance of 239.40 feet to a point; run thence S 30° 38’ 43” W for a distance of 157.39 feet to a point on a circular curve to the right; run thence along said circular curve for a distance of 281.64 feet with a radius of 702.50 feet, said curve having a chord bearing of S 42° 07’ 51” W and a chord distance of 279.76 feet to a point; run thence S 53° 36’ 58” W for a distance of 445.85 feet to a found 1/2” rebar, said point being the northeast corner of a 5.81 acre tract; run thence N 32° 19’ 02” W for a distance of 27.57 feet to a found 1/2” rebar; run thence due west for a distance of 46.36 feet to a point; run thence N 53° 36’ 58” E for a distance of 481.22 feet to a point on a circular curve to the left; run thence along said circular curve for a distance of 259.59 feet with a radius of 647.50 feet, said curve having a chord bearing of N 42° 07’ 51” E and a chord distance of 257.86 feet to a point; run thence N 30° 38’ 43” E for a distance of 157.39 feet to a point on a circular curve to the right, run thence along said circular curve for a distance of 295.32 feet with a radius of 337.57 feet, said curve having a chord bearing of N 55° 42’26” E and a chord distance of 285.99 feet to a point; run thence N 80° 46’ 10” E for a distance of 99.29 feet to a point on a circular curve to the left; run thence along said circular curve for a distance of 438.33 with a radius of 451.92 feet, said curve having a chord bearing of N 52° 59’ 01” E

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Oxford, Emeritus at)

(Azalea Gardens)

and a chord distance of 421.35 feet to a point; run thence N 25° 11’ 50” E for a distance of 225.39 feet to the point of beginning, said tract contains 2.40 acres, more or less, within the herein described easement.

LESS AND EXCEPT:

A parcel of land in the Northwest Quarter (NW 1/4) of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows:

Beginning at a point located 8,294.08 feet South and 788.80 feet East of a concrete monument marking the Northwest Corner of the Southwest Quarter (SW 1/4) of Section 28, Township 8 South, Range 3 West; run thence S 32° 19’ 02” E for a distance of 27.57 feet to a 1/2” rebar set; run thence S 53° 36’ 58” W for a distance of 32.08 feet to a 1/2” rebar set; run thence S 36° 23’02” E for a distance of 5.00 feet to a 1/2” rebar set; run thence S 57° 40’ 58” W for a distance of 21.85 feet to a 1/2” rebar set on a curve to the right; run thence along said curve to the right, said curve having a radius of 48.00 feet and an are length of 75.52 feet, a chord bearing of N 31° 27’ 11” W with a chord length of 67.97 feet to a 1/2” rebar set; run thence N 89° 56’ 58” E for a distance of 62.05 feet to the Point of Beginning of the herein described parcel of land, said parcel contains 0.07 acres of land, more or less.

AND ALSO DESCRIBED AS PER SURVEY:

A parcel of land lying in the Northwest Quarter of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows:

Commence at the Northwest corner of the Southwest Quarter of Section 28, Township 8 South, Range 3 West, said Lafayette County; thence East 268.42 feet to a point; thence South 8294.09 feet to a 5/8” capped rebar set (SMW LS 02859) and the Point of Beginning; thence S 89° 29’ 22” E along the southerly line of Lots 2-6 and Lot A of The Azaleas P.U.D. Phase III, Part I as recorded in Plat Cabinet B, Sheet 15 in the Chancery Clerks Office for said Lafayette County, for a distance of 458.49 feet to a 5/8” capped rebar set (SMW LS 02859); thence along the westerly right-of-way line of the cul-de-sac of Azalea Drive with a curve to the left having an arc length of 75.61 feet, a  radius of 48.00 feet, and a chord bearing and distance of S 30° 56’ 33” E for 68.03 feet to a 1/2” rebar found; thence leaving said westerly right-of-way line S 58° 11’ 36” W for a distance of 86.54 feet to a 5/8” capped rebar set (SMW LS 02859); thence S 31° 42’ 24” E along the westerly line of Lots 12-15 of Azalea Cove as recorded in Plat Cabinet B, Sheet 16 in the Chancery Clerks Office for said Lafayette County, for a distance of 180.86 feet to a 5/8” capped rebar set (SMW LS 02859); thence S 00° 30’ 38” W for a distance of 52.07 feet to a 1/2” rebar found at the southwest corner of said Lot 12; thence S 14° 34’ 58” W for a distance of 106.93 feet to a 5/8” capped rebar set (SMW LS 02859); thence S 00° 30’ 38” W along the westerly line of Lot 10 of said Azalea Cove for a distance of 105.01 feet to a 5/8” capped rebar set (SMW LS 02859) at the southwest corner of said Lot 10; thence N 88° 51’ 53” W for a distance of 493.05 feet to a 5/8” capped rebar set (SMW LS 02859); thence N 00° 42’ 20” E for a distance of 512.74 feet to the Point of Beginning. Said described parcel of land contains 5.78 acres, more or less.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Springfield - The Briarwood, Emeritus at)

(Briarwood)

Parcel 1, of LAND PARTITION PLAT NO. 99-P1265, Lane County Oregon Plat Records, in Lane County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Buckingham Estates Memory Care Community)

Address:	1824 Manchester Road
City/Town:	Glastonbury
County:	Hartford
State:	CT

A certain piece or parcel of land, with the buildings and improvements thereon and appurtenances thereto, located on the southerly side of Manchester Road (Conn. Rte. 83) in the Town of Glastonbury, County of Hartford and State of Connecticut, shown as “Parcel B Area” on a map or plan entitled “ALTA/ACSM Land Title Survey Development Plan for Parcels A, B, and C Prepared for ALS - Northeast LLC Glastonbury, Conn. Date: 5-25-99 Scale: 1’ = 80’ Map No. 109-97-1Y”, revised 8-5-99, made by Megson & Heagle, Civil Engineers & Land Surveyors, which map is on file in the Glastonbury Town Clerk’s Office as Map #6088A. Said Parcel B is more particularly described as follows:

Beginning at a point in the southerly street line of Manchester Road located 315.98 feet southwesterly of a highway monument, said point marks the northeasterly corner of land shown as “Parcel A” on said map, and the northwesterly corner of the parcel herein described; thence running N 81° 13’ 20” E for a distance of 315.98 feet to a point marked by said monument; thence running along a curve to the right with a central angle of 00° 50’ 51”, a radios of 3567.00 feet for a distance of 52.76 feet to a point, the last two courses being along the street line of Manchester Read; thence running S 23° 00’ 00” W for a distance of 58.44 feet to a point; thence running S 10° 55’ 25” E for a distance of 76.65 feet to a point; thence running S 33° 15’ 00” E for a distance of 519.81 feet to a point; thence running S 13° 17’ 35” E for a distance of 424.59 feet to a point; thence running S 71° 15’ 40” W for a distance of 15.37 feet to a point; thence running S 79° 10’ 20” W for a distance of 195.21 feet to a point; thence running S 88° 44’ 10” W for a distance of 96.50 feet to a point, the last seven courses being along land shown as “Parcel C” on said map; thence running N 84° 40’ 30” W along land shown as “Parcel C” and land shown as “Parcel A” on said map, in part by each, for a distance of 343.94 feet to a point; thence running N 07° 03’ 00” W for a distance of 634.60 feet to a point; thence running N 07° 40’ 20” W for a distance of 166.68 feet to a point; thence running N 16° 30’ 00” E for a distance of 61.05 feet to a point; thence N 07° 40’ 20” W for a distance of 80.12 feet to the point or place of beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Chandler Place Retirement Community)

Real property in the City of Rock Hill, County of York, State of South Carolina, described as follows:

ALL THOSE CERTAIN PIECES, PARCELS OR TRACTS OF LAND, WITH ANY IMPROVEMENTS THEREON, SITUATE, LYING, AND BEING LOCATED IN THE CITY OF ROCK HILL, COUNTY OF YORK, STATE OF SOUTH CAROLINA, BEING SHOWN AND DESIGNATED AS THE “DEVELOPMENT PARCEL” CONTAINING 4.24 ACRES, 184,852 SQUARE FEET, AND THE “60’ ACCESS EASEMENT PARCEL” CONTAINING 0.60 ACRES, 26,219 SQUARE FEET, ON A PLAT PREPARED FOR CHANDLER PLACE AT ROCK HILL LIMITED PARTNERSHIP BY FISHER-SHERER, INC., DATED APRIL 16, 2002, AND LAST REVISED MAY 9, 2002, AND RECORDED IN THE OFFICE OF THE CLERK OF COURT FOR YORK COUNTY IN PLAT BOOK C-67 AT PAGE 1, AND HAVING THE FOLLOWING. METES, BOUNDS, COURSES, DISTANCES AND DIRECTIONS AS SHOWN ON SAID PLAT, WHICH PLAT IS INCORPORATED HEREIN BY REFERENCE, TO-WIT:

DEVELOPMENT PARCEL:

BEGINNING AT THE POINT OF THE RIGHTS-OF-WAY INTERSECTION FOR RAGIN LANE AND INDIA HOOK ROAD, BEING THE POINT OF COMMENCEMENT (P. O. C), AND PROCEEDING S53°02’11”E ALONG RAGIN LANE FOR A DISTANCE OF 193.90 FEET TO A NEW 5/8” IRON PIN SET DESIGNATED AS THE P.O.B. (POINT OF BEGINNING) AND LOCATED AT THE NORTHERN CORNER OF THE SUBJECT PROPERTY ON THE SOUTHERN SIDE OF THE RIGHT-OF-WAY FOR RAGIN LANE; AND THEN RUNNING S60°39’23”E ALONG THE RIGHT-OF-WAY OF RAGIN LANE FOR A DISTANCE OF 447.18 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S27°31’44”W ALONG PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., AND PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 279.55 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S59°27’15”E ALONG THE SAID PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 40.76 FEET TO AN EXISTING 5/8” IRON PIN POUND; THEN TURNING AND RUNNING S31°39’47”W ALONG PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 128.31 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING N64°16’47”W ALONG SAID PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 86.26 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S39°18’39”W ALONG SAID PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 21.06 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG 60’ ACCESS EASEMENT PARCEL FOR A CHORD BEARING OF N69°22’25’W AND A CHORD DISTANCE OF 190.11 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N43°44’18”E AND A CHORD DISTANCE OF 22.95 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG THE SAID PROPERTY NOW OR FORMERLY OF

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Chandler Place Retirement Community)

CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N15° 17’ 21” E AND A CHORD DISTANCE OF 42.28 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N19° 24’ 09” W AND A CHORD DISTANCE OF 26.38 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING N60° 39’ 23” W ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 83.96 FEET TO A NEW 5/8” IRON PIN SET; THEN TURNING AND RUNNING IN A CURVED LINE ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N15° 39’ 23” W AND A CHORD DISTANCE OF 21.21 FEET TO A NEW 5/8” IRON PIN SET; THEN TURNING AND RUNNING N29° 20’ 37” E ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 28.17 FEET TO A NEW 5/8” IRON PIN SET; THEN TURNING AND RUNNING N60° 39’ 23” W ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 89.81 FEET TO A NEW 5/8” IRON PIN SET; THEN TURNING AND RUNNING N29° 12’ 42” E ALONG THE SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 73.59 FEET TO AN EXISTING 1” IRON PIPE FOUND; THEN CONTINUING N29° 12’ 42” E ALONG PROPERTY NOW OR FORMERLY OF DENNIS W. HARRINGTON FOR A DISTANCE OF 266.08 FEET TO A NEW 5/8” IRON PIN SET, BEING THE POINT OF BEGINNING (P.O.B.); BE ALL MEASUREMENTS A LITTLE MORE OR LESS.

AND

60’ ACCESS EASEMENT PARCEL:

BEGINNING AT THE POINT OF THE RIGHTS-OF-WAY INTERSECTION FOR INDIA HOOK ROAD AND HEATHRIDGE ROAD, BEING THE POINT OF COMMENCEMENT (P.O.C.), AND PROCEEDING N08° 07’ 23” E ALONG INDIA HOOK ROAD FOR A DISTANCE OF 63.81 FEET TO AN EXISTING 5/8” IRON PIN FOUND DESIGNATED AS THE P.O.B. (POINT OF BEGINNING) AND LOCATED AT THE NORTHWESTERN MOST CORNER OF THE SUBJECT PROPERTY ON THE EASTERN SIDE OF THE RIGHT-OF-WAY OF INDIA HOOK ROAD; THEN TURNING AND RUNNING IN A CURVED LINE ALONG PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF S75° 02’ 29” E AND A CHORD DISTANCE OF 28.34 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING N59° 50’ 13” E ALONG SAID PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 27.12 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THENCE TURNING AND RUNNING IN A CURVED LINE ALONG PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N67° 33’ 14” E AND A CHORD DISTANCE OF 48.34 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING N75° 16’ 15” E ALONG PROPERTY NOW FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 163.27 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG PROPERTY NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A CHORD BEARING OF N77° 00’ 34” E AND A CHORD DISTANCE OF 10.93 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG THE DEVELOPMENT PARCEL FOR A CHORD BEARING OF S69° 22’ 25” E AND A CHORD DISTANCE OF 190.11 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S39° 18’ 39” W ALONG PROPERTY DESIGNATED AS TRACT 2 NOW OR FORMERLY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., FOR A DISTANCE OF 62.50 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG PROPERTY NOW OR FORMERLY OF SPRING ARBOR-ROCK HILL FOR A CHORD BEARING OF N67° 42’ 03” W AND A CHORD DISTANCE OF 144.54 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND, RUNNING S75° 16’ 15” W ALONG SAID PROPERTY NOW OR FORMERLY OF SPRING ARBOR-ROCK HILL FOR A DISTANCE 163.27 FEET TO AN EXISTING

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Chandler Place Retirement Community)

5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG SAID PROPERTY NOW OR FORMERLY OF SPRING ARBOR-ROCK HILL FOR A CHORD BEARING OF S67° 33’ 14” W AND A CHORD DISTANCE OF 32.23 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING S59 °50’ 13” W ALONG SAID PROPERTY NOW OR FORMERLY OF SPRING ARBOR-ROCK HILL FOR A DISTANCE OF 27.53 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING IN A CURVED LINE ALONG SAID PROPERTY NOW OR FORMERLY OF SPRING ARBOR-ROCK HILL FOR A CHORD BEARING OF S14° 57’ 17” W AND A CHORD DISTANCE OF 28.23 FEET TO AN EXISTING 5/8” IRON PIN FOUND; THEN TURNING AND RUNNING N29° 55’ 40” W ALONG THE RIGHT-OF-WAY OF INDIA HOOK ROAD FOR A DISTANCE OF 100.00 FEET TO AN EXISTING 5/8” IRON PIN FOUND, BEING THE POINT OF BEGINNING (P.O.B.); BE ALL MEASUREMENTS A LITTLE MORE OR LESS.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Chesterley Court Memory Care Community)

The North 30 feet of the South 428 feet of the East 306.83 feet of Tract 11, NATCHES ORCHARD TRACTS, recorded in Volume “A” of Plats, page 69, records of Yakima County, Washington.

AND the East 145 feet of the North 130.67 feet of Lot 2 of Short Plat recorded in Book “H” of Short Plats, page 4, under Auditor’s File Number 2430471, records of Yakima County, Washington.

AND THE South 50.2 feet of the East 145 feet of Lot 5 of the Short Plat filed under Auditor’s File Number 7207996, records of Yakima County, Washington;

ALSO more particularly described as follows:

Commencing at the Northeast corner of Lot 5 of Short Plat filed under Auditor’s File Number 7207996, records of Yakima County, Washington;

thence along the East line of said Lot 5, South 00°06’29” West, a distance of 203.83 feet to the point of beginning;

thence South 00o06’29” East 50.20 feet;

thence South 00o13’41” West 100.67 feet;

thence South 89o25’05” East 306.83 feet;

thence South 00o13’41” West 30.00 feet;

thence North 89o25’05” West 306.83 feet;

thence North 89o16’59” West 145.00 feet;

thence North 00o13’41” West 130.67 feet;

thence North 00o06’29” West 50.20 feet;

thence South 89o16’59” East 145.00 feet to the point of beginning.

Situated In Yakima County, State of Washington.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Chesterley Meadows)

EXHIBIT A

Description of Parcel A

Lots 1, 2, 3, and 4 of Short Plat recorded under Auditor’s File Number 7207996, records of Yakima County, Washington;

TOGETHER WITH that portion of North 35th Avenue, vacated under Ordinance No. 2007-28 and filed under Auditor’s File Number 7592083.

Situated in Yakima County, State of Washington.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Chesterley Meadows)

EXHIBIT B

Description of Parcel B

Lot 5 of City of Yakima Short Plat recorded March 21, 2001 under Recording No. 7207996, in Yakima County, Washington.

Except the South 50.2 feet of the East 145 feet thereof conveyed to Central Washington Senior Care, L.L.C. by deed recorded December 30, 2002 under Recording No. 7309549 and re-recorded January 9, 2003 under Recording No. 7311284.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Chesterley Meadows)

EXHIBIT C

Description of Easement Area

The right-of-way of North 35th Avenue as shown on the City of Yakima short plat (Parcel No. 181315-14412), AF No. 1207996, recorded March 21, 2001.

COMMENCING at the Northwest corner of Lot 1 as shown on the City of Yakima Short Plat (Parcel No. 181314-14412), AF No. 1207996, North 90o0’00” East, 113.7 feet to the most Northwesterly corner of North 35th Avenue right-of-way and the POINT OF BEGINNING;

thence South 44o55’56” East 42.38 feet;

thence South 00o08’08” West 450.70 feet;

thence South 45o24’17” West, 20.39 feet to the intersecting corner of Lot 4 and Lot 5;

thence South 00o08’08” West 12.45 feet;

thence South 45o00’00” East 28.00 feet;

thence South 89o16’59” East 36.99 feet;

thence North 45o00’00” East 32.11 feet;

thence North 00o08’08” East, 9.01 feet to the intersecting corner of Lot 5 and Lot 3;

thence North 44o33’45” West 21.32 feet;

thence North 00o08’08” East 450.84 feet;

thence North 45o04’04” East 42.46 feet;

thence South 90o00’00” West 110.00 feet to the POINT OF BEGINNING.

Containing 0.642 acres, more or less.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Cougar Springs Assisted Living Community, Emeritus at)

Parcel Two (2) of Partition Plat No. 2002-11, filed January 29, 2002, in Partition Cabinet 2, Page 243, Deschutes County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Cougar Springs Memory Care Community, Emeritus at)

Parcel Two (2) of Partition Plat No. 2002-11, filed January 29, 2002, in Partition Cabinet 2, Page 243, Deschutes County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Courtyard Gardens Assisted Living and Memory Care Community)

A parcel of land lying in and being part of Land Lot 33 of the 7th Land District of Gwinnett County, Georgia, and being more particularly described as follows:

Commencing at the intersection of the Southerly right-of-way line of Riverside Parkway, a 100-foot right-of-way, with the line common to Land Lot 32 and Land Lot 33; thence, on last said line, South 08 degrees 39 minutes 49 seconds West, 1362.61 feet to the point of beginning and a point on a curve, said point having a radial bearing of South 46 degrees 18 minutes 53 seconds East and being on the cul-de-sac of River Centre Place, a 40-foot easement for ingress, egress and utilities; thence, on the line of said cul-de-sac, around and along a curve to the left, said curve having a radius of 45.00 feet and a central angle of 110 degrees 00 minutes 55 seconds, an arc distance of 86.41 feet (South 11 degrees 19 minutes 21 seconds East, 73.73 feet, chord bearing and distance) to a point on said curve; thence, radial to last said curve, South 23 degrees 40 minutes 25 seconds West, 288.11 feet; thence, South 05 degrees 00 minutes 04 seconds, 80.40 feet to the Northerly right-of-way line of State Highway No. 120, a right-of-way of varied width as now established; thence, on said Northerly right-of-way line, South 84 degrees 59 minutes 56 seconds West, 18.12 feet to a point of curvature; thence, continue on said Northerly right-of-way line, around and along a curve to the left, said curve having a radius of 5799.58 feet and a central angle of 00 degrees 12 minutes 58 seconds, an arc distance of 21.88 feet (South 84 degrees 53 minutes 27 seconds West, 21.88 feet, chord bearing and distance) to a point on said curve; thence, North 05 degrees 00 minutes 04 seconds West, 65 feet, more or less, to the centerline of Yellow River; thence, Westerly, Northerly, Easterly by and along said centerline of Yellow River and following the meandering thereof, 1114 feet, more or less to a point which bears North 46 degrees 19 minutes 10 seconds west from the point of beginning; thence, South 46 degrees 19 minutes 10 seconds East, 367 feet, more or less, to the point of beginning.

Said parcel being 5.17 acres (225.205 Square Feet), more or less, in area.

Together with a non-exclusive, perpetual easement for ingress, egress and utilities over and upon the following described lands:

From the above described point of beginning and on the cul-de-sac of River Centre Place, around and along a curve to the right, said curve having radius of 45.00 feet and a central angle of 108 degrees 02 minutes 02 seconds, an arc distance of 84.85 feet (South 82 degrees 17 minutes 52 seconds East, 72.8 feet, chord bearing and distance) to a point of reverse curve; thence, around and along a curve to the left, said curve having a radius of 15.00 feet and a central angle of 54 degrees 18 minutes 53 seconds, an arc distance of 14.22 feet (South 55 degrees 26 minutes 18 seconds East, 13.69 feet, chord bearing and distance) to a point of tangency; thence, south 82 degrees 35 minutes 44 seconds East, 353.71 feet to a

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Courtyard Gardens Assisted Living and Memory Care Community)

point of curvature; thence, around and along a curve to the left, said curve having a radius of 100.00 feet and a central angle of 54 degrees 37 minutes 06 seconds, an arc distance of 95.33 feet (North 70 degrees 05 minutes 43 seconds East, 91.76 feet, chord bearing and distance) to a point of tangency; thence, North 42 degrees 47 minutes 10 seconds East, 6.47 feet to a point of curvature; thence, around and along a curve to the left, said curve having a radius of 20.00 feet and a central angle of 93 degrees 50 minutes 01 second, an arc distance of 32.75 feet (North 04 degrees 07 minutes 51 seconds) West; 29.21 feet, chord bearing and distance) to a point on the Southwesterly right-of-way line of McKendree Church Road, a 60-foot right-of-way as now established, and a point on a curve, said point having a radial bearing of South 38 degrees 57 minutes 09 seconds West; thence, on said Southwesterly right-of-way line, around and along a curve to the right, said curve having a radius of 424.00 feet and a central angle of 11 degrees 22 minutes 13 seconds, an arc distance of 84.14 feet (South 45 degrees 21 minutes 45 seconds East; 84.00 feet chord bearing and distance) to a point on said curve; thence, around and along a curve to the left, said curve having a radius of 20.00 feet and a central angle of 97 degrees 32 minutes 12 seconds, an arc distance of 34.05 feet (North 88 degrees 26 minutes 44 seconds West, 30.08 feet, chord bearing and distance) to a point of tangency; thence South 42 degrees 47 minutes 10 seconds West, 3.88 feet to a point of curvature; thence, around and along a curve to the right, said curve having a radius of 140.00 feet and a central angle of 54 degrees 37 minutes 06 seconds, an arc distance of 133.46 feet (South 70 degrees 05 minutes 43 seconds West, 128.46 feet, chord bearing and distance) to a point of tangency; thence, North 82 degrees 35 minutes 44 seconds West, 353.71 feet to a point of curvature; thence, around and along a curve to the left, said curve having a radius of 15.00 feet and a central angle of 54 degrees 18 minutes 53 seconds, an arc distance of 14.22 feet (South 70 degrees 14 minutes 50 seconds West, 13.69 feet, chord bearing and distance) to a point of reverse curve; thence, around and along curve to the right, said curve having a radius of 45.00 feet and a central angle of 180 degrees 35 minutes 44 seconds, an arc distance of 141.84 feet (North 46 degrees 36 minutes 45 seconds West, 90.00 feet, chord bearing and distance) to the point of beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Eden Estates, Emeritus at)

Tract 1

Lot 1, Block 1 of Sherwood Gardens, an addition to the City of Bedford, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Page 2693, Plat Records, Tarrant County, Texas.

Tract 2 (Easement Estate)

Those easement rights created in that certain Reciprocal Access Easement Agreement executed by and between Edengardens-Bedford, L.P. and K & K Properties dated September 26, 2002, filed for record November 8, 2002 and recorded in Volume 16127, Page 176, Deed Records, Tarrant County, Texas.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Emerald Pointe, Emeritus at)

Situated in the County of Iron, State of Utah:

Beginning at a point North 89°25’24” East along the Section line 1358.89 feet and South 00°48’43” East along the 1/16 Section line 1341.29 feet and North 90°00’00” East 49.19 feet from the Northwest corner of Section 22, Township 36 South, Range 11 West, Salt Lake Base and Meridian (said point being on the East R.O.W. line of Regency Road) and running thence North 24°28’19” East along said R.O.W. line 423.96 feet; thence 149.13 feet along the arc of a curve to the right through a central angle of 68°21’18” and radius of 125.00 feet; thence South 87°10’22” East 80.14 feet; thence 25.03 feet along the arc of a curve to the right through a central angle of 95°35’21” and radius of 15.00 feet to the West R.O.W. line of Bentley Boulevard; thence South 08°24’59” West along said R.O.W. line 190.74 feet; thence 245.42 feet along the arc of a curve to the right through a central angle of 30°06’35” and radius of 467.00 feet; thence South 38°31’34” West 191.03 feet; thence departing said R.O.W. line North 51°28’26” West 189.51 feet to the East R.O.W. line of Regency Road; thence Northeasterly along said R.O.W. line a distance of 5.24 feet along the arc of a non tangent curve to the right (chord bears North 23°18’16”. East 5.24 feet) through a central angle of 02°00’06” and radius of 150.00 feet to the point of beginning.

Informational Note: Tax Parcel No.: B-1135-0077-0022

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Fisher’s Landing, Emeritus at)

THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF Clark, STATE OF Washington, AND IS DESCRIBED AS FOLLOWS:

PARCEL I

Lot 1 as described in and delineated on that Short Plat recorded July 22, 1999 in Book 3 of Short Plats, Page 300, and under Auditor’s File No. 3132389, records of Clark County, Washington; being a portion of the Northeast quarter of Section 1, Township 1 North, Range 2 East and the Northwest quarter of Section 6, Township 1 North, Range 3 East of the Willamette Meridian, Clark County, Washington.

PARCEL II

The Easement Rights contained within the Declaration of Covenants, Conditions and Restrictions for Fisher’s Landing Towncenter Commercial recorded December 20, 1989 under Auditor’s File No. 8912200128, records of Clark County, Washington.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Fox River Assisted Living & Memory Care Community)

Unit One (1) together with said unit’s undivided interest in the master common elements (and the exclusive use of the limited common elements appurtenant to said unit) all in GEORGETOWNE PLACE Condominium per Condominium Plat as set forth in the Declaration, hereinafter described, being a condominium created under the Condominium Ownership Act of the State of Wisconsin by a “Declaration of Condominium for GEORGETOWNE PLACE Condominium”, recorded in the Office of the Register of Deeds for Outagamie County, Wisconsin, September 25, 1997, as Document No. 1242108, and by First Amendment to Master Declaration recorded on October 6, 1998 as Document No. 1293091 and by Addendum to Master Declaration of Condominium for Georgetowne Place Condominium in the Town of Grand Chute, Outagamie County, Wisconsin dated September 26, 2003 and recorded October 2, 2002 at 1: 00 PM as Document No. 1580056, said Condominium being located in the Town of Grand Chute, County of Outagamie, State of Wisconsin on the real estate described in said Declaration and incorporated herein by this reference thereto.

Together with all appurtenant rights, title and interests, including (without limitation):

a)             the undivided percentage interest in all Common Elements as specified of such Unit in the aforementioned Declaration:

b)             the right to use of the areas and/or facilities, if any, specified in the aforementioned Declaration as Limited Common Elements for such Unit and

c)              membership in the GEORGETOWNE PLACE Owner’s Association, (hereafter the “Owner’s Association”), as provided for in the aforementioned Declaration and in any Articles of Incorporation and/or Bylaws for such Owner’s Association.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY:

Tax Parcel Number: 103-050100

Property Address: 5800 Pennsylvania Ave., Appleton, WI 54914

(Georgian Place)

TRACT A LEGAL DESCRIPTION:

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 73 OF THE 5TH DISTRICT, CITY OF NEWNAN, COWETA COUNTY, GEORGIA, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT A POINT WHERE THE WEST LINE OF LAND LOT 73 INTERSECTS THE ORIGINAL NORTHERLY RIGHT-OF-WAY OF MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE FOLLOWING SAID ORIGINAL NORTHERLY RIGHT-OF-WAY AND THE CURVATURE THEREOF A DISTANCE OF 146.45 FEET TO A CONCRETE RIGHT-OF-WAY MARKER, SAID ARC BEING SUBTENDED BY A CHORD BEARING NORTH 68°46’12” EAST A DISTANCE OF 146.36 FEET AND A RADIUS OF 1209.71 FEET; THENCE CONTINUING ALONG SAID ORIGINAL NORTHERLY RIGHT-OF-WAY NORTH 65°49’12” EAST A DISTANCE OF 760.64 FEET TO A POINT; THENCE NORTH 01°55’16” WEST, A DISTANCE OF 51.28 FEET TO A POINT ON THE PRESENT NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD (85 FEET TO CENTERLINE) AND THE TRUE POINT OF BEGINNING; THENCE NORTH 01°55’16” WEST A DISTANCE OF 45.12 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 16°57’05” WEST A DISTANCE OF 752.70 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 53°10’40” EAST A DISTANCE OF 44.59 FEET TO A 1/2 INCH CRIMP TOP FOUND; THENCE SOUTH 87°30’17” EAST A DISTANCE OF 570.53 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 17°43’28” WEST A DISTANCE OF 169.90 FEET TO A 1/2 INCH CRIMP TOP FOUND; THENCE SOUTH 27°39’55” WEST A DISTANCE OF 497.00 FEET TO A 1/2 INCH CRIMP TOP FOUND; THENCE SOUTH 04°43’07” EAST A DISTANCE OF 115.17 FEET TO A POINT ON THE NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE ALONG SAID RIGHT-OF-WAY SOUTH 65°48’24” WEST, A DISTANCE OF 122.45 FEET TO A POINT, BEING THE TRUE POINT OF BEGINNING.

SAID TRACT CONTAINING A TOTAL OF 5.899 ACRES OR 256972 SQUARE FEET OF LAND AND SHOWN AS TRACT A.

TRACT B LEGAL DESCRIPTION:

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 73 OF THE 5TH DISTRICT, CITY OF NEWNAN, COWETA COUNTY, GEORGIA, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT A POINT WHERE THE WEST LINE OF LAND LOT 73 INTERSECTS THE ORIGINAL NORTHERLY RIGHT-OF-WAY OF MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE FOLLOWING SAID ORIGINAL NORTHERLY RIGHT-OF-WAY AND THE CURVATURE THEREOF A DISTANCE OF 146.45 FEET TO A CONCRETE RIGHT-OF-WAY MARKER, SAID ARC BEING SUBTENDED BY A CHORD BEARING NORTH 68°46’12” EAST A DISTANCE OF 146.36 FEET AND A RADIUS OF 1209.71 FEET; THENCE CONTINUING ALONG SAID ORIGINAL NORTHERLY RIGHT-OF-WAY NORTH 65°49’12” EAST A DISTANCE OF 760.64 FEET TO A POINT; THENCE NORTH 24°12’55” WEST, A DISTANCE OF 29.45 FEET TO A POINT ON THE PRESENT NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD (67 FEET TO CENTERLINE) AND THE TRUE POINT OF BEGINNING; THENCE NORTH 24° 12’55” WEST A DISTANCE OF 200.53 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 63°30’06” WEST A DISTANCE OF 180.04 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 29°52’20” WEST A DISTANCE OF 390.13 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 49°36’51” EAST A DISTANCE OF 207.75 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 52°12’57” EAST A DISTANCE OF 87.10 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 16°57’05” EAST A DISTANCE OF 752.70 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 01°55’16” EAST A DISTANCE OF 64.57 FEET TO A POINT ON THE PRESENT NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE ALONG SAID RIGHT-OF-WAY SOUTH 65°48’24” WEST A DISTANCE OF 12.07 FEET TO A POINT, BEING THE TRUE POINT OF BEGINNING.

SAID TRACT CONTAINING A TOTAL OF 2.874 ACRES OR 125178 SQUARE FEET OF LAND AND SHOWN AS TRACT B.

TRACT C-2 LEGAL DESCRIPTION:

ALL THAT TRACT OR PARCEL OF LAND LYING IN AND BEING IN LAND LOTS 72 AND 73 OF THE 5TH DISTRICT, CITY OF NEWNAN, COWETA COUNTY GEORGIA, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT A ONE-HALF INCH REBAR WHERE THE WEST LINE OF LAND LOT 73 INTERSECTS THE NORTHERLY RIGHT OF WAY OF MILLARD C. FARMER INDUSTRIAL BOULEVARD, THENCE FOLLOWING SAID NORTHERLY RIGHT OF WAY SOUTH 73 DEGREES 47 MINUTES 42” WEST A DISTANCE OF 56.24 FEET TO A POINT.

THENCE NORTH 23 DEGREES 22 MINUTES 14 SECONDS WEST A DISTANCE OF 317.93 FEET TO A POINT, SAID POINT BEING THE TRUE POINT OF BEGINNING.

THENCE NORTH 63 DEGREES 22 MINUTES 30 SECONDS EAST AT A DISTANCE OF 844.55 FEET TO A ONE-HALF INCH REBAR.

THENCE NORTH 29 DEGREES 52 MINUTES 20 SECONDS WEST A DISTANCE OF 390.13 FEET TO A ONE-HALF INCH REBAR.

THENCE SOUTH 40 DEGREES 14 MINUTES 11 SECONDS WEST A DISTANCE OF 119.19 FEET TO A ONE-HALF INCH REBAR.

THENCE SOUTH 75 DEGREES 13 MINUTES 51 SECONDS WEST A DISTANCE OF 74.93 FEET TO A POINT.

THENCE NORTH 85 DEGREES 54 MINUTES 45 SECONDS WEST A DISTANCE OF 194.42 FEET TO A THREE-FOURTHS INCH REBAR.

THENCE SOUTH 29 DEGREES 06 MINUTES 01 SECONDS WEST A DISTANCE OF 627.78 FEET TO A POINT.

THENCE SOUTH 05 DEGREES 30 MINUTES 26 SECONDS EAST A DISTANCE OF 72.72 FEET TO A POINT.

THENCE NORTH 89 DEGREES 44 MINUTES 00 SECONDS EAST A DISTANCE OF 81.04 FEET TO THE POINT OF BEGINNING

SAID TRACT CONTAINING A TOTAL OF 6.53 ACRES, 284,356.80 SQ. FT. MORE OR LESS.

EXHIBIT A

LEGAL DESCRIPTION
(Grayson View Selinsgrove)

PREMISES (A)

All that certain or parcel of land designated as Lot Number 25 on the plan of Subdivision for Grayson View and SITUATE in the Township of Penn, County of Snyder, and Commonwealth of Pennsylvania, more particularly bounded and described as follows:

Beginning at a set iron pin on the Southern right-of-way line of Grayson View Court, said point being the Northeastern corner of Lot Number 26 of said subdivision. Thence along the said Southern right-of-way line of Grayson View Court North 85 degrees 58 minutes 00 seconds East a distance of 132.00 feet to a found iron pin. Thence along Lot Number 24 of said subdivision, South 04 degrees 02 minutes 00 seconds East a distance of 102.00 feet to a set iron pin. Thence along same and along Lot Number 23 of said subdivision North 85 degree 58 minutes 00 seconds East a distance of 184.00 feet to a set iron pin. Thence along Lot Number 22 of said subdivision, South 04 degrees 02 minutes 00 seconds East a distance of 84.40 feet to a found iron pin. Thence along land now or formerly of Jesse J. Yoder and Martha E. Yoder, South 03 degrees 32 minutes 50 seconds East a distance of 439.18 feet to a found iron pin. Thence along same, North 74 degrees 21 minutes 40 seconds West a distance of 758.65 feet to a found iron pin. Thence along Lot Number 30 of said subdivision, North 06 degrees 28 minutes 40 seconds East a distance 186.91 feet to a set iron pin. Thence along Lot Number 29 and Lot Number 28 of said subdivision, North 85 degrees 58 minutes 00 seconds East a distance of 128.24 feet to a set iron pin; thence along said Lot Number 28 of said subdivision, on an arc concave to the Southeast; having a radius of 77.00 feet, a chord bearing of North 51 degrees 48 minutes 20 seconds East, and a chord distance of 67.38 feet; an arc length of 69.74 feet to a set iron pin. Thence along same, North 04 degrees 02 minutes 00 seconds West a distance of 46.56 feet to a found cap pin. Thence along Lot Number 27 and Lot Number 26 of said subdivision, North 85 degrees 58 minutes 00 seconds East a distance of 184.00 feet to a found cap pin. Thence along said Lot Number 26, North 04 degrees 02 minutes 00 seconds West a distance of 102.00 feet to the place of beginning.

County Tax Assessment Map Parcel Number 13-8-224-25

Being all of Lot Number 25 as shown on the plan of subdivision for Grayson View, prepared by Gerald E. Bickhart &; sons, Inc. dated May 15, 2000, as revised on September 5, 2000, and recorded in Snyder County Map File Number 3146; and as shown on the plan of subdivision for Grayson View, prepared by Gerald E. Bickhart &; sons, Inc dated January 20, 1999, as Last Revised on May 7, 1999, and recorded in Snyder County Map File Number 2939.

PREMISES (B)

ALL THAT CERTAIN lot or parcel of land designated as Lot Number 30 on the plan of subdivision for Grayson view and SITUATE in the Township of Penn, County of Snyder, and commonwealth of Pennsylvania, more particularly bounded and described as follows:

COMMENCING at a point on the Southwestern right-of-way line of State Route 1011 (SR1011), known as Salem Road, said point being located at a distance of 88.00 feet, more or less, as measured in a Northwesterly direction along the Southwestern right-of-way line of SR1011 from the projection of the centerline of Township Road 450 (T-450), known as Sunset Drive; thence South 03 degrees 26 minutes 00 seconds East a distance of 72.77 feet to a found iron pin; thence along lands owned now or formerly by Penn Township, and other lands now or formerly of Penn Township, South 85 degrees 58 minutes 00 seconds West a distance of 968.09 feet to a found iron pin; thence along said lands now or formerly of Penn Township South 85 degrees 55 minutes 00 seconds West a distance of 342.05 feet to a found iron pin, being the true point of beginning. Thence along Lot Number 1 of said subdivision, South 04 degrees 02 minutes 00 seconds East a distance of 143.90 feet to a point, a corner; thence along same, on an arc concave to the North; having a radius 75.00 feet, a chord bearing of North 75 degrees 34 minutes 40 seconds East, and a chord distance of 27.05 feet; an arc length of 27.20 feet to a point on the Westernmost terminus of the right-of-way line of Grayson View Court, on an arc concave to the East; having a radius of 60.00 feet, a chord bearing of South 07 degrees 12 minutes 20 seconds East, and a chord distance of 51.44 feet; an arc length of 53.16 feet to a point, a corner; thence along Lot Number 29 of said subdivision, on an arc concave to the North; having a radius of 125.0 feet, a chord bearing of South 79 degrees 09 minutes 10 seconds West, and a chord distance of 29.66 feet; an arc length of 29.73 feet to a point, a corner. Thence along same, South 85 degrees 58 minutes 00 seconds West a distance of 28.18 feet to a found iron pin. Thence along same, South 04 degrees 02 minutes 00 seconds East a distance of 144.20 feet to a set iron pin. Thence along Lot Number 25 of said subdivision, South 06 degrees 28 minutes 40 seconds West a distance of 186.91 feet to A 1 inch Pipe found. Thence along land now or formerly of Jesse J. Yoder and Martha E. Yoder, South 21 degrees 06 minutes 50 seconds West, a total distance of 894.88 feet to a set monument in the centerline of a railroad right-of-way. Thence in the centerline of said railroad right-of-way, along land now or formerly of Henry L. Chiarkas and Alma R. Chiarkas, Trustees, on an arc concave to the Northeast; having a radius of 1350.00 feet, a chord bearing of North 38 degrees 01 minutes 40 seconds West, and a chord distance of 276.89 feet; an arc length of 277.38 feet to a point. Thence in and along same and along land now or formerly of Susquehanna Adventures, Inc., on an arc concave to the Northeast; having a radius of 1122.50 feet, a chord bearing of North 17 degrees 30 minutes 50 seconds West and a chord distance of 567.00 feet; an arc length of 573.21 feet to a set monument. Thence continuing in the centerline of said railroad right-of-way and along said land now or formerly of Susquehanna Adventures, Inc., North 02 degrees 53 minutes 00 seconds West a distance of 437.33 feet to a point. Thence in and along same, on an arc concave to the West; having a radius of 1100.00 feet, a chord bearing of North 05 degrees 50 minutes 00 seconds West, and a chord distance of 113.19 feet; an arc length of 113.24 feet to a point. Thence along land now or formerly of the Stauffer family limited partnership and along land and now or formerly of Penn Township, North 85 degrees 55 minutes 00 seconds East a distance of 724.31 feet to the place of beginning.

Being all of Lot Number 30 as shown on the plan of subdivision for Grayson view, prepared by Gerald E. Bickhart &; sons, inc. dated May 15, 2000, as revised on September 5, 2000, and recorded in Snyder County Map File Number 3146; and as shown on the plan of subdivision for

Grayson view, prepared by Gerald E. Bickhart &; sons Inc. dated January 20, 1999, as last revised on May 7, 1999, and recorded in Snyder County Map File Number 2939.

BEING THE SAME PREMISES which Stayton SW Assisted Living, L.L.C., an Oregon limited liability company by deed effective August 5, 2010 and recorded January 20, 2011 in the Office of the Recorder of Deeds, in and for Snyder County, Pennsylvania in Record Book 885, Page 268, Instrument Number 201100359, granted and conveyed unto BRE/SW Grayson View LLC, a Delaware limited liability company.

BEING THE SAME PREMISES which Draudt’s Selinsgrove, LLC by deed effective August 5, 2011 and recorded January 20, 2011 in the Office of the Recorder of Deeds, in and for Snyder County, Pennsylvania in Record Book 885, Page 334, Instrument Number 201100360, granted and conveyed unto BRE/SW Grayson View LLC, a Delaware limited liability company.

BEING THE SAME PREMISES which Flaxel’s Selinsgrove, LLC. by deed effective August 5, 2010 and recorded January 20, 2011 in the Office of the Recorder of Deeds, in and for Snyder County, Pennsylvania in Record Book 885, Page 417, Instrument Number 201100361, granted and conveyed unto BRE/SW Grayson View LLC, a Delaware limited liability company.

BEING THE SAME PREMISES which R. Beaty’s Selinsgrove, LLC by deed effective August 5, 2011 and recorded January 20, 2011 in the Office of the Recorder of Deeds, in and for Snyder County, Pennsylvania in Record Book 885, Page 490, Instrument Number 201100362, granted and conveyed unto BRE/SW Grayson View LLC, a Delaware limited liability company.

BEING THE SAME PREMISES which Witsil’s Selinsgrove, LLC by deed effective August 5, 2010 and recorded January 20, 2011 in the Office of the Recorder of Deeds, in and for Snyder County, Pennsylvania in Record Book 885, Page 579, Instrument Number 201100363, granted and conveyed unto BRE/SW Grayson View LLC, a Delaware limited liability company.

The aforesaid five conveyances to BRE/SW Grayson View, LLC, a Delaware limited liability company were pursuant to the Bankruptcy Court Order entered July 19, 2010 in U.S. District Court Case No. 09-CV-6082-HO (United States District Court for the District of Oregon).

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Hawthorne Inn at Greenville Assisted Living Community)

ALL that certain lot of land situate, lying and being on the eastern side of Hawthorne Park Court in Greenville County, South Carolina, containing approximately 3.008 acres and shown as Lot 3 on a plat of survey entitled “Subdivision Plat of Hawthorne Park,” prepared by Fant Engineering & Surveying Co., Inc., dated June 3, 1998 and recorded in the Greenville County Records in Plat Book 37-W at Page 48. Reference is made to said survey, which is incorporated herein by reference, for a meter-and-bounds description of the premises.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Heritage Place Senior Living Community)

A tract of land lying in and being part of the North Half (N/2) of the Northwest Quarter (NW/4) of Section 27, Township 17 North, Range 22 East of the Indian Meridian, Cherokee County, Oklahoma; said tract being more particularly described as follows:

COMMENCING at a Brass cap found for the Northwest corner of said NW/4; Thence (South 661.55 feet (D)), S 02°04’05” E on the West line of said NW/4, a distance of 663.52 feet (F) to a point on said West line; Thence (East 820.54 (D)), N 87°55’55” E perpendicular to said West line, a distance of 820.41 feet (F) to a 3/8” iron rod with cap found for the Northwest corner, said corner being the POINT OF BEGINNING; Thence (N 89°54’24” E 684.7 feet (D)), N 88°07’54” E a distance of 684.90 feet (F) to a 3/8” iron rod with cap found for the Northeast corner; Thence (S 0°15’02” E 330.0 feet (D)), S 02°02’56” E a distance of 329.95 feet (F) to a 3/8” iron rod with cap found for the Southeast corner; Thence (S 89°54’24” W 635.68 feet (D)), S 88°06’14” W a distance of 635.78 feet (F) to a 3/8” iron rod with cap found for the Southwest corner, said corner being a point of curvature; Thence on a curve to the left having a radius of (5229.94 feet, arc length of 66.46 feet, chord bearing N 8°24’18” W, chord length 66.45 feet (D)), 5229.94 feet, an arc length of 66.73 feet with a chord bearing of N 10°21’02” W and a chord length of 66.73 feet (F) to a point; Thence (N 8°46’08” W 267.31 feet (D)), N 10°32’38” W a distance of 267.31 feet (F) to the Point of Beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Lakeside Assisted Living Community)

Lot 6. SANTIAM STATION, in the City of Stayton, Marion County, Oregon.

Excepting therefrom the following described parcel:

Beginning at the SE corner of said Lot 6, thence North 90° 00’ 00” West along the South line of said Lot 6, a distance of 7.00 feet, thence North 03° 01’ 31” East, a distance of 132.63 feet; thence South 00° 00’ 00” West, a distance of 132.44 feet to the point of beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Lakeside Assisted Living Community and Cottages)

The Land referred to in this policy is described as follows:

Lot 9, SANTIAM STATION SUBDIVISION, City of Stayton, Marion County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Legacy Crossing, Emeritus at)

4.      The Land referred to in this policy is described as follows:

A tract or parcel of land located on U.S. Highway 96 East and being situated within the 9th Civil District of Williamson County, Tennessee described according to a survey by Frank V. Neeley, RLS #1493, Briggs Engineering Company Inc., 9000 Church Street E, Brentwood, Tennessee 37027, dated May 4, 2000, as follows:

Beginning at an iron pin located in the southerly Margin of state Highway 96, said pin being at the northwest corner of the property conveyed to Raj Kaushal, Dinesh Gupta, Bill Walia and Gopi Akkinnenj, of record in Deed Book 1661, page 685, of the Register’s Office of Williamson County, Tennessee:

Thence, leaving the southerly margin of State Highway 98 with the westerly margin of the Kaushal, Gupta, Walia and Akkinnenj property, South 06°24’06” West passing an iron in located at the northwest corner of Maplewood, Section Five, Subdivision of record in Plat Book 9, page 147, of the Register’s Office of Williamson County Tennessee, at 485.84 feet, a total distance of 754.74 feet to an iron pin;

Thence, with the northerly margin of Maplewood, Section Five, Subdivision, North 82°07’54” West, 343.51 feet to an iron pin;

Thence, with the easterly margin of Maplewood, Section Four, Subdivision of record in Plat Book 10, page 39, of the Register’s Office of Williamson County, Tennessee, North 06°49’14” East, 203.81 feet to an iron Pin;

Thence, continuing with the northerly margin of Maplewood, Section Four, Subdivision, North 83°12’35” West, 49.93 feet to an iron pin located at the southeast corner of the property conveyed to the Lurtheran Church of St. Andrew, of record in Deed Book 884, page 84, of the Register’s Office of Williamson County, Tennessee;

Thence, leaving the northerly margin of said Maplewood, Section Four, Subdivision, with the easterly margin of the Lutheran Church of St. Andrew property, North 06°49’14” East, 535.31 feet to an iron pin;

Thence, continuing along the east margin of the Lutheran Church of St. Andrew property, along a curve to the left having a central angle of 86°02’48”, a radius of 25.00 feet and a chord bearing North 36° 12’ 11”

West, 34.11 feet, a total distance of 37.55 feet to an iron pin in the southerly margin of State Highway 96;

Thence, with the southerly margin of State Highway 96 along a curve with a central angle of 02°53’09”, a radius of 4,631.70 feet and a chord bearing of South 80°14’26” East, 233.26 feet a total distance of 233.28 feet to a Tennessee Department of Transportation concrete right-of-way monument;

Thence, South 81o41’00” East, 95.04 feet to an iron rod located near a disturbed Tennessee Department of Transportation concrete right-of-way monument;

Thence, South 82°22’45” East, 83.20 feet to the Point of Beginning.

Being the same property conveyed to BRE/SW Legacy Crossing LLC, a Delaware limited liability company, by Deeds recorded in Book 5122, page 799, Book 5122, page 854, Book 5122, page 914 and Book 5123, page 1, all in the Register’s Office of Williamson County, Tennessee.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Lexington Gardens Assisted Living Community)

Real property in the City of West Columbia, County of Lexington, State of South Carolina, described as follows:

All that certain piece, parcel, or tract of land [ILLEGIBLE], lying and being in the City of West Columbia, in the County of Lexington, State of South Carolina, and being more particularly shown and [ILLEGIBLE] on as ALTA/ACSM LAND TITLE SURVEY PREPARED FOR LEXINGTON GARDENS, L.L.C., MATRIX HEALTH CARE DEVELOPMENT, INC., HELLER FINANCIAL, INC., COLONIAL BANK, CHICAGO TITLE INSURANCE COMPANY, INC, by Site Consultants, Inc. dated May 2, 1997, has revised June 2, 1997, and according to said plat having the following boundaries and measurements, to wit:

Commencing at an iron at the intersection of McSwain Drive (Frontage Road) and Spin off of Robin Crest Drive (S-32-1586) being the point of Beginning, thence running along said right-of-way of the Spin off of Robin Crest Drive (S-32-1586) N 89°39’07” E for 46.21’ to an iron; thence turning and running along property now or formerly of Charles and Brenda Pound S 17°31’43” E for 135.65’ to an iron; thence turning and running along property now or formerly of Joe E. Perry S17°14’06” E for 99.91’ to an iron; thence turning and running along property now or formerly of Corley S 17°41’47” E for 99.90’ to an iron; thence turning and running along property now or formerly of Hicks S 17°29’39” E for 99.99’ to an iron; thence running along property now or formerly of J.R. Strickland S 17°25’19” E for 38.95’ to an iron; thence turning and running along property now or formerly of Ester S. Walker the following bearing and distances; S 59°15’46” W for 69.37’ to an iron, S 59°20’24” W for 39.93’ to an iron; thence turning and running along property now or formerly of Ronald F. Johnson the following bearings and distances; N 30°43’05” W for 64.26’ to an iron, N 66°34’10” W for 243.93’ to an iron; thence turning and running along McSwain Drive (Frontage Road) N 27°18’33” E for 16.99’ to a concrete right-of-way measurement; thence continuing along said right-of-way N 21°42’29 E for 183.50’ to a concrete right-of-way measurement; thence continuing along said right-of-way N 26°44’02” E for 191.38’ to an iron being the point of beginning. Said property having an area of 2.11 acres (91.807 SQ. FT.).

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(The Village, Emeritus at)

(Manchester House)

Block Seven (7), of THE VINEYARD COTTAGES, SECTION 1, a Replat of a part of Block 1, The Vineyard, an Addition to the City of The Village, Oklahoma County, Oklahoma, as shown by the recorded plat thereof and Common Area D known as Champagne Blvd., as shown in Plat of The Vineyard Cottages, Section 1.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Manor House, Emeritus at)

A piece of land lying in the Northeast quarter and Southeast quarter of Section 1, Township 27 South, Range 6 West, Willamette Meridian, Douglas County, Oregon, and being more particularly described as follows:

Beginning at a 5/8 inch iron rod at the Southwest corner of that land described in Recorder’s No. 75-2524, records of Douglas County, Oregon; thence South 0° 00’ 35” West 506.44 feet to a 5/8 inch iron rod on the Northerly right of way of Edenbower Blvd.; thence South 89° 28’ 48” East 346.85 feet along said right of way to a 5/8 inch iron rod; thence North 75° 35” 18’ East 41.10 feet to a 5/8" inch iron rod on the Westerly right of way line of the S.P. Railroad; thence along the Westerly right of way of the S.P. Railroad and the Westerly line of Hooker Road respectively North 5° 25’ 25” East 160.95 feet to a 5/8 inch iron rod; North 0° 27’ 20” West 198.63 feet to a 5/8 inch iron rod and North 0° 27’20” West 120.00 feet to a 5/8 inch iron rod on the Southerly boundary of that land described in Recorder’s No. 75-2524, records of Douglas County, Oregon; thence leaving said right of way lines North 89° 55’ 00” West 400.97 feet to the place of beginning.

Together with that portion of Hooker Road right of way which inured to said premises by vacation thereof.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Meadowlark Assisted Living Community)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SISKIYOU, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

All that real property situate in the County of Siskiyou, State of California, described as follows:

Parcel A:

Parcel 1 as shown on the map entitled “Parcel Map for Parley and Katherine Hamblin”, located in the Newton Addition in the City of Yreka in a portion of the South half of Section 27, Township 45 North, Range 7 West, M.D.M., flied for record in the Siskiyou County Recorder’s Office February 28, 1992 in Parcel Map Book 11, Page 63.

Also, all that portion of land in Section 27, Township 45 North, Range 7 West, M.D.M., State of California, State of California, described as follows:

That certain strip of land lying southerly of the South right-of-way line of Bruce Street and westerly of the East boundary line of Rolling Ranch Subdivision, as both said street and boundary line are shown on that certain map recorded July 31, 1978 in Town Map Book 6, page 69 of Official Siskiyou County Records;

and bounded on the South and Southwest by the North line of Parcel 4B, as shown on the Parcel Map for Rhine Realty Inc., recorded January 13, 1978 in Parcel Map Book 5, Page 117 of Official Siskiyou County Records.

Excepting therefrom all that portion of the above described land lying easterly of the East line of Parcel 1 prolonged northerly to the South line of Bruce Street, said line shown on Parcel Map filed February 28, 1992, in Parcel Map Book 11, page 63 with the South line of Bruce Street referred to herein disclosed on Map of Rolling Ranch Subdivision filed July 31, 1978 in Town Map Book 6, page 68.

Parcel B:

Together with an easement for ingress, egress and public utilities as shown on said Parcel Map Book 11, page 63.

Parcel C:

Also together with an easement for the installation, maintenance, repair, and replacement of an underground sanitary sewer pipeline over the westerly 64 feet of the northerly 14 feet of Parcel 2 of that certain map entitled “Parcel Map for Parley & Katherine Hamblin”, recorded February 28, 1992 in Book 11 of Parcel Maps at page 63 in the office of the Siskiyou County Recorder.

APN: 061-331-150, 061-341-170

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Monroe House Assisted Living Community)

All that certain lot or parcel of land, lying and being in Loudoun County, Virginia, with the appurtenances thereto, being Unit No. 2 of Phase 2, of COMMUNITY VILLAGE AT STERLING CONDOMINIUM, which unit is more specifically designated and described in the Declaration for Community Village at Sterling Condominium in Deed Book 1729 at page 855, as amended and restated in Amendment and Restatement of Condominium Instruments for Community Village at Sterling Condominium recorded in Deed Book 1781 at page 910 among the land records of the County of Loudoun, Virginia (the “Declaration”).

TOGETHER WITH those certain non-exclusive Cross-Easement for Use of Common Facilities for access, driveways and parking as contained in paragraph 4.4 for the Declaration for Community Village at Sterling Condominium recorded in Deed Book 1729, page 855, as amended by Amendment and Restatement of Condominium Instruments for Community Village at Sterling Condominium recorded in Deed Book 1781, page 910.

TOGETHER WITH the non-exclusive easements set forth within the Reciprocal Easement Agreement recorded in Deed Book 1808, page 781.

BEING the same real estate conveyed to BRE/SW Monroe House LLC, a Delaware limited liability company by the the following deeds dated August 5, 2010, recorded August 20, 2010:

Instrument Nos. 20100818-0049010; 20100818-0049012; 20100818-0049013; 20100818-0049014; 20100818-0049015; 20100818-0049016; 20100818-0049017; 20100818-0049018; 20100818-0049019; 20100818-0049020; 20100818-0049021; 20100818-0049022; 20100818-0049023; 20100818-0049024; 20100818-0049025; 20100818-0049026.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Northridge Place, Emeritus at)

A tract of land being Lot 2, Block 1, Northridge Retirement Subdivision, a subdivision being part of the East half of the Northeast 1/4 of Section 27, Township 9 North, Range 16 West of the 6th P.M. Buffalo County, Nebraska, EXCEPT HOWEVER that part of Lot 2 being more particularly described as follows: Referring to the Southeast corner of Lot 1, Northridge Retirement Subdivision and assuming the East line of Lot 1 and Lot 2 of said Northridge Retirement Subdivision as bearing South and all bearings contained herein are relative thereto; thence South on the East line of said Lot 2 a distance of 25.00 feet; thence S 89° 33’08”W and parallel with the North line of said Lot 1 a distance of 568.99 feet; thence North on a line being 17.29 feet westerly of as measured at right angles from the West line of said Lot 1 a distance of 459.49 feet to a point on the North line of said Lot 2; thence N 89° 33’08”E and on the North line of said Lot 2 a distance of 17.29 feet to the Northwest corner of said Lot 1; thence South on the West line of said Lot 1 a distance of 434.43 feet to the Southwest corner of said Lot 1 thence N 89° 33’08”E and on the South line of said Lot 1 a distance of 551.61 feet to the place of beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Oak Tree Village, Emeritus at)

Tracts of land in Fractional Section 33, Township 47 North, Range 4 East, in St. Charles County, Missouri, bounded on the North by the South line of Gailwood Estates, a subdivision recorded in Plat Book 32, page 159 of the St. Charles County Recorder’s Office and the South line of a tract of land now or formerly of Rachel Hayden Hackman and Cathy Butler by deed recorded in Bock 2120, page 181 of the St. Charles County Recorder’s Office. East by the West line of Cave Springs Estates Plat 4, a subdivision recorded in Book 20, pages 74, 75 and 76 of the St. Charles County Recorder’s Office, South by the North line of Tiemann lane, 50 feet wide, and North line of property now or formerly of Thomas Boschert, Trustee of the Ethel Patterson Edwards Irrevocable trust by deed recorded in Book 1423, page 991 of the St. Charles County Recorder’s Office, West by the East line of Jungermann Road, 80 feet wide; the property being more particularly described as follows:

Beginning at a point in the Western line of aforementioned Cave Springs Estates Plat 4, South 0 degrees 54’ 40” East, 133.00 feet from a found iron pipe at the Northwestern corner of Lot 265 of said subdivision, said beginning point being the Southeastern corner of aforementioned Rachel Hayden Hackman and Cathy Butler tract; thence along said Western line, South 0 degrees 54’ 40” East 367.00 feet to a found iron pipe; thence continuing along said Western line, South 14 degrees 29’ 15” West, 364.30 feet to a found iron pipe, at the Northeastern corner of aforementioned Thomas Boschert Tract; thence along the Northern line of said Boschert tract, South 89 degrees 51’ 15” West, 337.89 feet to a found rebar at the Northwestern corner of said tract; thence along the Western line of said tract, South I degree 24’ 07” East, 149.99 feet to the Southwestern corner of said tract; thence along the Northern line of Tiemann Lanes, 50 feet wide; South 89 degrees 55’ 50” West 265.67 feet to a found rebar; thence along the Eastern line of Jungermann Road, 80 feet wide, North 0 degrees 32’ 25” East, 809.14 feet to a point of curve, thence Northwardly along an are of a curve to the left, having a radius of 2,011.54 feet, a distance of 184.85 feet, having a chord of North 2 degrees 05’ 32”. West, 184.78 feet, to a found rebar with a Cap LS2231; thence along the Southern line of aforementioned Gailwood Estates North 89 degrees 09’ 29” East, 482.27 feet to the Northwest corner of aforementioned Hackmann/Butler Tract; thence along the Western line of said tract, South 0 degrees 54’ 40” East, 133.00 feet to the Southwestern corner of said tract; thence along the Southern line of said tract North 89 degrees 09’ 29” East, 200.00 feet to the point of beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Peridot Assisted Living Community, The)

Parcel No. 1:

That portion of Lot 2 and the Southwest quarter of the Northeast quarter of Section 3, Township 13 North, Range 2 West of the Gila and Salt River Meridian, Yavapai County, Arizona, more particularly described as follows:

(Basis of bearing is North 89 degrees 18 minutes 00 seconds East, as per Park East Subdivision as recorded in Book 10 of Maps, page 32 on file in the Office of the Yavapai County Recorder and defined by a found GLO brass cap at the North one-quarter corner of said Section 3 and a found 1/2 inch rebar at the Northwest corner of said Park East Subdivision)

COMMENCING at a found 1/2 inch rebar at the Northwest corner of said Park East Subdivision, from whence a found GLO brass cap at the North one-quarter corner of said Section 3 bears South 89 degrees 18 minutes 00 seconds West, 717.49 feet;

THENCE South 42 degrees 20 minutes 38 seconds East, along the Southwesterly line of said Park East Subdivision, 853.33 feet to a found 3/8 inch rebar at the most Southerly corner of said Park East Subdivision, said point also being the TRUE POINT OF BEGINNING;

THENCE South 02 degrees 04 minutes 46 seconds West, 931.25 feet to a found 1/2 inch rebar at the Northeast corner of The Knoll Subdivision as recorded In Book 19 of Maps, page 87 on file in the Office of the Yavapai County Recorder;

THENCE South 38 degrees 19 minutes 01 seconds West, along the Northwesterly line of Lot 1 of said The Knoll Subdivision, 190.71 feet;

THENCE South 30 degrees 01 minutes 01 seconds West, along the Westerly line of said The Knoll Subdivision, 129.35 feet to a point on the Easterly right-of-way of Bradshaw Drive as shown on Record of Survey, as recorded in Book 12 of Land Surveys, page 74, on file in the Office of the Yavapai County Recorder, said point also being the Southerly corner of a roadway and utility easement granted to the City of Prescott as recorded in Book 1045 of Official Records, page 195-196 on file in the Office of the Yavapai County Recorder, and a point of cusp at the beginning of a tangent curve of 109.00 foot radius, concave Southwesterly and having a radial bearing of North 59 degrees 58 minutes 59 seconds West;

THENCE Northwesterly, along said curve, through a central angle of 67 degrees 11 minutes 35 seconds, a distance of 127.83 feet to the Northwesterly corner of said roadway and utility easement;

THENCE South 77 degrees 02 minutes 59 seconds East, along the North line of said roadway and utility easement, 41.37 feet;

THENCE North 38 degrees 19 minutes 01 seconds East, 203.18 feet to a found 1/2 inch rebar (R.L.S. Cap No. 13941);

THENCE North 02 degrees 04 minutes 46 seconds East, 241.58 feet to a found 1/2 inch rebar (R.L.S. Cap No. 13941), said point being an angle point in the Northerly line of Parcel

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Peridot Assisted Living Community, The)

1, as recorded in Book 250 of Official Records, page 388 on file to the Office of the Yavapai County Recorder;

THENCE North 19 degrees 12 minutes 29 seconds West, along said Northerly line, 248.15 feet to a found 1/2 inch rebar (R.L.S. Cap No. 13941);

THENCE North 44 degrees 17 minutes 08 seconds West, along said Northerly line, 226.83 feet to a found 1/2 inch rebar (R.L.S. Cap No. 13941);

THENCE North 82 degrees 49 minutes 14 seconds West, along said Northerly line, 361.56 feet to a found 1/2 inch rebar;

THENCE North 89 degrees 31 minutes 53 seconds West, along said Northerly line, 187.58 feet to a found 1/2 inch rebar;

THENCE South 65 degrees 36 minutes 28 seconds West, along said Northerly line, 117.34 feet to a found 1/2 inch rebar and to a point on the Easterly right-of-way of Bradshaw Drive as shown on Record of Survey, recorded in Book 12 of Land Surveys, page 73 on file in the Office of the Yavapai County Recorder;

THENCE North 02 degrees 18 minutes 18 seconds East, along said Easterly right-of-way, 7.57 feet to a found 1/2 inch rebar (R.L.S. Cap No. 22776) and to a Westerly deflection of said right-of-way;

THENCE North 73 degrees 35 minutes 49 seconds West, along said right-of-way, 122.60 feet, to a Northwesterly defection of said right-of-way;

THENCE North 36 degrees 10 minutes 07 seconds East, 158.80 feet;

THENCE North 71 degrees 50 minutes 00 seconds East, 232.08 feet;

THENCE North 90 degrees 00 minutes 00 seconds East, 125.75 feet;

THENCE North 34 degrees 16 minutes 12 seconds East, 169.83 feet;

THENCE North 71 degrees 50 minutes 00 seconds East, 194.97 feet;

THENCE South 64 degrees 55 minutes 32 seconds East, 374.11 feet to the TRUE POINT OF BEGINNING.

Parcel No. 2:

The easement rights benefiting the above-described property as set forth in that certain Declaration of Easement dated April 5, 2001 recorded in Book 3828 of Official Records, page 134 on file in the Office of the Yavapai County Recorder, which such easement parcel is more particularly described as follows:

That portion of Lot 2 and the Southwest quarter of the Northeast quarter of Section 3, Township 13 North, Range 2 West of the Gila and Salt River Meridian, Yavapai County, Arizona, more particularly described as follows:

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Peridot Assisted Living Community, The)

COMMENCING at the North one-quarter corner of said Section 3, a G.L.O. brass cap, (the basis of bearings for this description in North 89 degrees 18 minutes 00 seconds East, per Park East Subdivision as recorded In Book 10 of Maps, page 32, on file in the Office of the Yavapai County Recorder, as define by a found G.L.O. brass cap at the North one-quarter corner of said Section 3 and a found 1/2 inch rebar at the Northwest corner of said Park East Subdivision);

THENCE South 21 degrees 05 minutes 07 seconds East, 972.38 feet to the most Southwesterly corner of the lands of The Haviland at Prescott, L.L.C., as described In instrument recorded in Book 3650 of Official Records, page 696, on file in the Office of the Yavapai County Recorder, being the TRUE POINT OF BEGINNING;

THENCE North 65 degrees 36 minutes 28 seconds East, 117.34 feet;

THENCE South 89 degrees 31 minutes 53 seconds East, 187.58 feet;

THENCE South 82 degrees 49 minutes 14 seconds East, 361.56 feet to the Northwest corner of Lot 5, Bradshaw Heights Subdivision;

THENCE South 06 degrees 12 minutes 54 seconds West, 62.83 feet to a point on the West line of said Lot 5;

THENCE North 54 degrees 57 minutes 34 seconds West, 11.12 feet;

THENCE North 57 degrees 15 minutes 28 seconds West, 61.29 feet;

THENCE South 85 degrees 10 minutes 34 seconds West, 41.31 feet;

THENCE South 88 degrees 04 minutes 41 seconds West, 40.43 feet;

THENCE North 84 degrees 19 minutes 59 seconds West, 52.29 feet;

THENCE South 80 degrees 56 minutes 57 seconds West, 43.33 feet;

THENCE North 63 degrees 11 minutes 43 seconds West, 28.04 feet;

THENCE North 77 degrees 06 minutes 42 seconds West, 64.94 feet;

THENCE South 89 degrees 51 minutes 37 seconds West, 53.78 feet;

THENCE South 87 degrees 36 minutes 48 seconds West, 42.37 feet;

THENCE South 39 degrees 00 minutes 33 seconds West, 24.35 feet;

THENCE North 80 degrees 04 minutes 11 seconds West, 42.68 feet;

THENCE South 79 degrees 02 minutes 50 seconds West, 42.72 feet;

THENCE North 86 degrees 21 minutes 20 seconds West, 33.81 feet;

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Peridot Assisted Living Community, The)

THENCE North 61 degrees 13 minutes 48 seconds West, 35.44 feet;

THENCE South 68 degrees 38 minutes 56 seconds West, 66.40 feet to a point on the East right-of-way of Bradshaw Drive;

THENCE North 02 degrees 18 minutes 18 seconds East, along said right-of-way, 27.10 feet to the TRUE POINT OF BEGINNING.

Assessor’s Parcel Number. 110-04-141G

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Remington House Assisted Living)

LAND LYING AND BEING IN THE 13TH CIVIL DISTRICT OF SULLIVAN COUNTY, TENNESSEE, AND FURTHER DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN ON THE NORTHERLY SIDELINE OF ROCK SPRINGS ROAD, CORNER OF ARTHUR CASTEEL PROPERTY; THENCE N. 40 DEGREES 13 MINUTES 05 SECONDS W., 328.30 FEET TO A POST, CORNER FOR CASTEEL AND KING; THENCE N. 39 DEGREES 48 MINUTES 10 SECONDS W., 324.83 FEET TO AN IRON PIN, CORNER OF KING IN THE LINE OF SULLIVAN COUNTY BOARD OF EDUCATION PROPERTY; THENCE N. 41 DEGREES 43 MINUTES 16 SECONDS E., 649.07 FEET TO AN IRON PIN; THENCE S. 39 DEGREES 55 MINUTES 17 SECONDS E. 687.59 FEET TO AN IRON PIN ON THE NORTHERLY SIDELINE OF ROCK SPRINGS ROAD; THENCE S. 42 DEGREES 49 MINUTE 49 SECONDS W., 486.97 FEET TO A POINT; THENCE S. 45 DEGREES 36 MINUTES 47 SECONDS W., 96.82 FEET TO A POINT; THENCE S. 58 DEGREES 29 MINUTES 58 SECONDS W., 62.22 FEET TO THE POINT OF BEGINNING, CONTAINING 10.02 ACRES, MORE OR LESS.

LESS AND EXCEPTED TO THE FOLLOWING PARCEL CONVEYED TO THE STATE OF TENNESSEE, DEPARTMENT OF TRANSPORTATION, BY DEED DATED THE 5TH DAY OF SEPTEMBER, 1991, OF RECORD IN THE REGISTER’S OFFICE FOR SULLIVAN COUNTY, TENNESSEE AT BLOUNTVILLE IN BOOK 803C AT PAGE 60; BEGINNING AT A RIGHT OF WAY MARKER ON THE NORTHWEST PROPOSED UNCONTROLLED RIGHT OF WAY LINE, SAID MARKER LOCATED 35 FEET LEFT OF CENTERLINE STATION 75+57.04; THENCE WITH THE SAID PROPOSED UNCONTROLLED RIGHT OF WAY LINE NORTH 34 DEGREES 28 MINUTES EAST 147.29 FEET TO A RIGHT OF WAY MARKER LOCATED 45 FEET LEFT OF CENTERLINE STATION 77+07.04; THENCE NORTH 36 DEGREES 52 MINUTES EAST 200.20 FEET TO A RIGHT OF WAY MARKER LOCATED 45 FEET LEFT OF CENTERLINE STATION 79+07.24; THENCE NORTH 39 DEGREES 48 MINUTES EAST 215.19 FEET TO A POINT ON THE COMMON PROPERTY LINE BETWEEN MARK COX AND THE ORGIE DUNCAN OWENS; THENCE WITH THE SAID PROPERTY LINE SOUTH 45 DEGREES 47 MINUTES 23 SECONDS EAST 30.22 FEET TO A POINT ON THE EXISTING NORTHWEST RIGHT OF WAY LINE OF ROCK SPRINGS ROAD; THENCE WITH THE SAID EXISTING RIGHT OF WAY LINE SOUTH 37 DEGREES 11 MINUTES WEST 323.59 FEET TO A TURN; THENCE SOUTH 37 DEGREES 12 MINUTES WEST 217.86 FEET TO A TURN; THENCE SOUTH 42 DEGREES 26 MINUTES WEST 49.98 FEET TO A TURN; THENCE SOUTH 52 DEGREES 14 MINUTES WEST 52.90 FEET TO A CORNER COMMON TO ARTHUR CASTEEL; THENCE WITH THE CASTEEL PROPERTY LINE NORTH 46 DEGREES 36 MINUTES WEST 32.24 FEET TO A POINT ON THE NORTHEAST PROPOSED UNCONTROLLED RIGHT OF WAY LINE; THENCE WITH THE SAID PROPOSED UNCONTROLLED RIGHT OF WAY ‘LINE NORTH 49 DEGREES 57 MINUTES EAST 83.01 FEET TO THE POINT OF BEGINNING, CONTAINING 0.537 ACRES, MORE OR LESS. THE ENTIRE DESCRIPTION OF BOTH PARCELS IS BASED UPON DESCRIPTIONS IN PRIOR DEEDS AND RECORDED INSTRUMENTS.

Being the same property conveyed to BRE/SW Remington House LLC, a Delaware limited liability company, by deeds recorded in Book 2901C, page 145 and Book 2901C, page 197, Register’s Office of Sullivan County, Tennessee.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(River Valley, Emeritus at)

The Land referred to in this policy is described as follows:

A tract of land In the Southwest quarter of Section 19, Township 2 South, Range 1 East of the Willamette Meridian, in the City of Tualatin, County of Clackamas and State of Oregon, being more particularly described as follows:

Commencing at the Southwest corner of said Section 19, being marked by a brass disc; thence North 1°49’54” East along the West line of said Section 19, a distance of 2,183.71 feet; thence South 88°10’06” East at 90° to said West line, a distance of 20.00 feet to a point in the East right-of-way line of Meridian Road (S.W. 65th Ave. or County Road No. 591) and the point of beginning of the tract herein to be described, said point being marked by a 5/8-inch iron rod set by Caswell (P.L.S. No. 737), said point also marking the Southwest corner of the Jess Roe Property as recorded on P.S. No. 22182 in Clackamas County Survey Records; thence from said point of beginning South 87°31’29” East along the South line of said Roe Property, 680.00 feet; thence South 2°35’50” West, 434.15 feet; thence South 80°00’00” West, 274.43 feet to a point of curve to the right having a radius of 368.00 feet; thence along said curve through a central angle of 25°56’50” (said curve subtended by a chord which bears North 87°01’35” West, 165.23 feet) an arc length of 166.85 feet; thence North 74°03’10” West, 62.08 feet to a point of curve to the right having a radius of 5.00 feet; thence along said curve through a central angle of 76°47’50” (said curve subtended by a chord which bears North 36°39’15” West, 6.21 feet), an arc length of 6.70 feet to a point of reverse curve to the left having a radius of 157.00 feet; thence along said curve through a central angle of 90°54’47” (said curve subtended by a chord which bears North 42°42’43” West, 223.79 feet), an arc length of 249.12 feet to a point of reverse curve to the right having a radius of 5.00 feet; thence along said curve through a central angle of 90°00’00” (said curve subtended by a chord which bears North 43°10’06” West, 7.07 feet), an are length of 7.85 feet; thence North 88°10’06” West, 14.39 feet to a point in the East right-of-way line of said Meridian Road; thence along said right-of-way line North 1°49’54” East, 310.16 feet to the point of beginning.

SAVE AND EXCEPT that tract of land described in Deed to Clackamas County recorded January 28, 2004 as Recorder’s Fee No. 2004-008234.

TOGETHER WITH an ingress and egress easement described as follows:

A strip of land for ingress and egress purposes over and along Meridian Park Hospital Access Road situated in the Southwest quarter of Section 19, Township 2 South, Range 1 East of the Willamette Meridian, in the County of Clackamas and State of Oregon, being more particularly described as follows:

Commencing at a brass disc marking the Southwest corner of said Section 19; thence North 1°49’54” East along the West line of said Section, a distance of 1,836.55 feet; thence South 88°10’08” East, 20.00 feet to point of beginning of the tract herein to be described, said point of beginning being at the intersection of the centerline of the Meridian Park Hospital Access Road with the East right-of-way line of Meridian Road (S.W. 65th Avenue or County Road No. 591); thence from said point of beginning North 1°49’54” East along said right-of-way 21.22 feet to a point of curve to the left having a radius of 25.00 feet; thence along said curve through a central angle of 50°51’31” (said curve subtended by a chord which bears South 82°44’20” East, 21.47 feet), an arc length of 22.19 feet to a point of reverse curve to the right having a radius of 137.00 feet, thence along said curve through a central angle of 90°54’47” (said curve subtended by a chord which bears South 42°42’43” East. 195.28 feet), an arc length of 217.38 feet to a point of curve to the left having a radius of 25.00 feet; thence along said curve through a central angle of 76°47’51” (said curve subtended by a chord which bears South 35°39’15” East, 31.06 feet), an arc length of 33.51 feet; thence South 74°03’10” East, 62.08 feet to a point of curve to the left having a radius of 388.00 feet; thence along said curve through a central angle of 19°16’27” (said curve subtended by a chord which bears South 83°41’21” East, 129.91 feet), an arc length of 130.52 feet; thence along a radial line North 3°19’37” West, 20.00 feet to a point in the South line of a tract of land leased to the Assisted Living Community and a point on a curve to the left having a radius of 368.00 feet; thence along said arc through a central angle of 8°40’23” (said curve subtended by a chord which bears North 83°20’04” East, 42.84 feet), an arc length of 42.86 feet; thence departing said lease line and crossing said Access Road at right angles South 10°00’00” East, 44.00 feet to a point of curve to the right having a radius of 412.00 feet; thence along said curve through a central angle of

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(River Valley, Emeritus at)

25°58’50” (said curve subtended by a chord which bears North 87°01’35” West, 184.99 feet, an arc length of 186.58 feet); thence North 74°03’10” West, 61.22 feet to a point of curve to the left having a radius of 25.00 feet (said curve subtended by a chord which bears South 64°37’00” West, 33.02 feet), an arc length of 36.07 feet; thence North 66°42’50” West, 24.00 feet; thence North 23°17’10” East, 16.44 feet to a point of curve to the left having a radius of 113.00 feet; thence along said curve through a central angle of 111°27’16” (said curve subtended by a chord which bears North 32°26’28” West, 188.76 feet), an arc length of 219.81 feet to a point of compound curve to the left having a radius of 25.00 feet; thence along said curve through a central angle of 50°51’30” (said curve subtended by a chord which bears South 66°24’09” West, 21.47 feet), an arc length of 22.19 feet to a point in the East right-of-way line of said Meridian Road; thence along said right-of-way line North 1°49’54” East, 21.22 feet to the point of beginning.

SAVE AND EXCEPT that tract described in Deed to County of Clackamas recorded January 28, 2004 as Recorder’s Fee No. 2004-006234.

ALSO TOGETHER WITH an ingress and egress easement described as follows:

A strip of land for ingress and egress purposes which lies between and is contiguous with an ingress-egress easement over and along Meridian Park Hospital Access Road and a tract of land leased to the Assisted Living Community, said strip of land being situated in the Southwest quarter of Section 19, Township 2 South, Range 1 East of the Willamette Meridian, in the County of Clackamas and State of Oregon, being more particularly described as follows:

Commencing at a brass disk marking the Southwest corner of said Section 19; thence North 1°49’54” East along the West line of said section, a distance of 1709.37 feet; thence at right angles South 88°10’06” East, 176.37 feet to a point of compound curve on said Access Road easement; thence along said easement on a curve to the left having a radius of 137.00 feet, through a central angle of 20°5’28” (said curve subtended by a chord which bears North 1°41’57” East, 5.00 feet), an arc length of 5.00 feel to the point of beginning of the tract herein to be described; thence from said point of beginning, continuing along said curve to the left having a radius of 137.00 feet, through a central angle of 18°06’43” (said curve subtended by a chord which bears North 8°25’09” West, 43.21 feet), an arc length of 43.39 feet; thence radially departing said Access Road easement North 72°30’29” East, 20.00 feet to a point in a curve on the perimeter of said Assisted Living Community Tract; thence along said curve to the right having a radius of 157.00 feet, through a central angle of 16°08’43” (said curve subtended by a chord which bears South 8°25’09” East, 49.51 feet), an arc length of 49.72 feet; thence radially departing said Assisted Living Community Tract, North 89°20’47” West 20.00 feet to the point of beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Rose Terrace Assisted Living Community)

Land situated in Shelby County, Tennessee:

Fee Parcel:

Lot 1 of the Ventas Realty Subdivision as recorded in Plat Book 176, Page 62, being the Atria Assisted Living, Primacy, L.L.C., property as recorded in instrument number KU 1734, both on record in the Shelby County Register’s Office and being more particularly described as follows:

Commencing at the intersection of the centerline of Ridgeway Road and the centerline of Primacy Parkway; thence South 89 degrees 56 minutes 10 seconds West along the centerline of said Primacy Parkway a distance of 837.02 feet to a point of curvature; thence Northwestwardly along said centerline and along a curve to the right having a radius of 400.00 feet, an arc length of 371.69 feet to a point; thence South 53 degrees 07 minutes 03 seconds West a distance of 45.00 feet to a point in the southwesterly right-of-way line of Primacy Parkway, the point of beginning for the following described property; thence South 44 degrees 51 minutes 32 seconds West a distance of 30.88 feet to a point of curvature; thence southwestwardly and along a curve to the left having a radius of 41.99 feet, a chord bearing of South 21 degrees 29 minutes 23 seconds West, a chord length of 33.50 feet and an arc length of 34.46 feet to a point; thence South 86 degrees 19 minutes 14 seconds West a distance of 268.52 feet to a point; thence South 00 degrees 29 minutes 24 seconds East a distance of 106.03 feet to a point; thence South 89 degrees 30 minutes 36 seconds West a distance of 11.16 feet to a point; thence South 00 degrees 29 minutes 24 seconds East a distance of 50.73 feet to a point; thence North 89 degrees 30 minutes 36 seconds East a distance of 2.80 feet to a point; thence South 00 degrees 29 minutes 24 seconds East a distance of 12.50 feet to a point; thence South 89 degrees 30 minutes 36 seconds West a distance of 2.80 feet to a point; thence South 00 degrees 29 minutes 24 seconds East a distance of 261.69 feet to a found iron pin in the north line of the trustees of the Security Capital Real Estate Fund property (Inst. No. W1 9050); thence South 89 degrees 30 minutes 36 seconds West along the north line of said Security Capital property a distance of 134.21 feet to a found iron pin in the east line of the Amisub (Saint Francis Hospital) Inc. property (Inst. No. EJ 0205); thence North 00 degrees 27 minutes 29 seconds West along the east line of said Amisub Inc. property a distance of 452.91 feet to a found concrete monument, an internal corner of said Amisub Inc. property; thence North 86 degrees 19 minutes 14 seconds East along a southerly line of said Amisub Inc. property a measured distance of 405.23 feet (call = 405.64’) to a found iron pin, an internal corner of said Amisub Inc. property; thence North 00 degrees 10 minutes 59 seconds West along an easterly line of said Amisub Inc. property a distance of 93.96 feet to a found iron pin in the westerly right-of-way line of said Primacy Parkway; thence Southeastwardly along said westerly right-of-way line and along a curve to the left having a radius of 445.00 feet, a chord bearing of South 31 degrees 33 minutes 24 seconds East, a chord distance of 82.61 feet and an arc length of 82.73 feet to the point of beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Rose Terrace Assisted Living Community)

Easement Parcel:

Easement created by plat recorded in Plat Book 176, Page 62, in the Register’s Office of Shelby County, Tennessee, located on Lot 2 and described on the plat as 22’ wide ingress/egress easement, described as follows:

Commencing at the intersection of the centerline of Ridgeway Road and the centerline of Primacy Parkway; thence South 89 degrees 56 minutes 10 seconds West along tile centerline of said Primacy Parkway a distance of 837.02 feet to a point of curvature; thence Northwestwardly along said centerline along a curve to the right having a radius of 400.00 feet an arc length of 371.69 feet to a point; thence South 53 degrees 07 minutes 03 seconds West a distance of 45.00 feet to a point in the southwesterly right-of-way of Primacy Parkway, the point of beginning for the property described herein; thence South 44 degrees 51 minutes 32 seconds West a distance of 30.88 feet to a point of curvature; thence Southwestwardly and along a curve to the left having a radius of 41.99 feet, a chord bearing and distance of South 21 degrees 29 minutes 23 seconds West -33.50 feet and an arc length of 34.46 feet to a point; thence South 86 degreases 19 minutes 14 seconds West a distance of 268.52 feet to a point; thence South 00 degrees 29 minutes 24 seconds East a distance of 22.03 feet to a point; thence North 86 degrees 19 minutes 14 seconds East a distance of 277.59 feet to a point; thence North 46 degrees 19 minutes 58 seconds East a distance of 66.56 feet to a point in the southwesterly line of said Primacy Parkway; thence Northwestwardly along said Primacy Parkway along a curve to the left having a radius of 445.00 feet, a chord bearing and distance of North 39 degrees 15 minutes 26 seconds West - 36.88 feet, and an arc length of 36.89 feet to the point of beginning

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Clearlake, Emeritus at)

(Rosemont at Clearlake)

3,630 acres out of and a part of Restricted Reserve “B” in Block 1, BAY POINTE SECTION ONE REPLAT RESERVE “B”, according to the map or plat thereof recorded under Film Code No. 379006 of the Map Records of Harris County, Texas. Said 3,630 acres being more particularly described by metes and bounds as follows:

Being 3.630 acres (158,137 square feet) of land situated in the Luke Hemenway Survey, Abstract 800, Harris County, Texas, and the August Whltlook Survey, Abstract 792, Harris County, Texas, and being out of Restricted Reserve “B” in the Replat of BAY POINTE, SECTION ONE, UNRESTRICTED RESERVE “B”, a subdivision recorded under Film Code Number 379005 of the Harris County Map Records; said 3.630 acres (158,137 square feet) of land being more particularly described by metes and bounds as follows (all bearings are referenced to the Texas Coordinate System, South Central Zone, based on the monumented east line of said Restricted Reserve “B”);

COMMENCING at a 5/8 inch iron rod set for the most southerly corner of Restricted Reserve “C” out of Bay Pointe, Section One, a subdivision recorded under Film Code Number 350147 of the Harris County Map Records, and being the most easterly corner of said Restricted Reserve “B”, and being in the northwest right-of-way line of Clear Lab City Boulevard, varying in width and recorded as “Clear Lake City Boulevard, Section One” under Film Code Number 348075 of the Harris County Map Records;

THENCE N 26°48’17” W 158.30 feet to a 3/8 inch iron rod found for an angle point in the southwest line of said Restricted Reserve “C”, same being an angle point in the northeast line of said Restricted Reserve “B”;

THENCE N 10°48’38” W 151°46 feet, with the southwest line of said Restricted Reserve “C”, same being the northeast, line of said Restricted Reserve “B”, to a 5/8 inch iron rod set for the PLACE OF BEGINNING and the most easterly corner of the herein described tract of land;

THENCE S 54°59’07” W 379.11 feet to a 5/8 inch iron rod set for the most southerly corner of this tract and being in the southwest line of said Restricted Reserve “B”, same being the northeast right-of-way line of Bay Pointe Court, based on 60 feet in width;

THENCE N 41°10’14” W 67.34 feet, with the southwest line of said Restricted Reserve “B”, same being the northeast right-of-way line of said Bay Pointe Court, to a 5/8 inch iron rod set for the beginning of a curve;

THENCE 21.68 feet, with the arc of a curve to the right in the southwest line of said Unrestricted Reserve “B”, same being the northeast right-of-way line of said Bay Pointe Court, whose chord bears N 16°19’ 50” W 21.00 feet and having a central angle of 49°40’47” and a radius of 25.00 feet, to a 5/8 inch iron rod set for a point of reverse curve;

THENCE 146.27 feet, with the are of a curve to the left in the northeast right-of-way line of said Bay Pointe Court whose chord bears N 61°19’50” W 112.65 feet and having a central angle of 139°40’48” and a radius of 60.00 feet, to a 5/8 inch iron rod set for a corner in the southwest line of said Restricted Reserve “B”, same being the most easterly comer of Restricted Reserve “A” in said Raplat of Bay Pointe, Section One, Unrestricted Reserve “B”, and being a corner in the southwest line of this tract;

THENCE N 41°10’14” W 150.00 feet to a 5/8 inch iron rod set for the most westerly corner of said Restricted Reserve “B”, same being the most northerly corner of said Restricted Reserve “A” and being the most westerly corner of this tract, and also being in the southeast line of that certain 180-foot wide Harris County Flood Control District fee strip, called the Realignment of Horsepen Bayou, recorded under File Number H905968 and Film Code 043-97-1700 of the Harris County Official Public Records of Real Property;

THENCE N 54°59’07” E 540.64 feet, with the southeast line said 180-foot wide fee strip, to a 5/8 inch iron rod found for the most westerly corner of said Restricted Reserve “C”; same being the most northerly corner of said Restricted Reserve “B”, and being the most northerly corner of this tract;

THENCE S 35°00’53” E 125.58 feet to a 5/8 inch iron rod found for an angle point in the southwest line of said Restricted Reserve “C”, same being the northeast line of said Restricted Reserve “B”, and being an angle paint in the northeast line of this tract;

THENCE S 10°48’38”E 231.75 feet to the POINT OF BEGINNING and containing 3.630 acres (158,137 square feet) of land.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Sequoia Springs Assisted Living Community)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF FORTUNA, COUNTY OF HUMBOLDT, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

Lot 31A of Tract Map No. 517, for Springville Estates, on file in the Office of the County Recorder of Humboldt County in Book 22 of Maps, Pages 108 and 109.

APN: 202-082-057-000

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Sequoia Springs Cottages)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF FORTUNA, COUNTY OF HUMBOLDT, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

PARCEL ONE

Lot 31B of Tract Map No. 517, for Springville Estates, on file in the Office of the County Recorder of Humboldt County in Book 22 of Maps, Pages 108 and 109.

PARCEL TWO

A 25 foot wide access easement, the same as described in that certain “Easement Agreement” by and between Fortuna Assisted Living LLC and Robert L. Dunn and Theresa L. Dunn and recorded February 8, 2001 in the Office of the Humboldt County Recorder under Recorder’s Instrument No. 2001-3147-3, Humboldt County Records

APN: 202-082-058-000

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Spring Creek Gardens, Emeritus at)

Lot 5R, Block A of Replat of Lots 3, 4 & 5, Block A, Hunters Glen 5, an addition to the City of Plano, Collin County, Texas, according to the plat thereof recorded in Volume L, Page 401, Map Records, Collin County, Texas.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Statesman Club Retirement Community)

Block Six (6), of THE VINEYARD COTTAGES, SECTION 1, a Replat of a part of Block 1, The Vineyard, an Addition to the City of The Village, Oklahoma County, Oklahoma, as shown by the recorded plat thereof and Common Area D known as Champagne Blvd., as shown in Plat of The Vineyard Cottages, Section 1.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Stonebridge Specialty Care Community)

THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF Clark, STATE OF Washington, AND IS DESCRIBED AS FOLLOWS.

Parcel I

Real property being a portion of Lot 11 of JAGGY HOMESTEAD LOTS, according to the plat thereof, recorded in Book B of Plats, at Page 12, records of Clark County, Washington, in the Southeast quarter of the Northwest quarter of Section 17, Township 2 North, Range 2 East, Willamette Meridian, in the City of Vancouver, Clark County, Washington, described as follows:

Beginning at the Southeast corner of that parcel of land conveyed to Ronald N. Province and Anita A. Province by deed recorded under Auditor’s File No. 7803140086, deed records of said County, said point also being on the North right of way line of N. E. Vancouver Mall Drive, 30 feet from the centerline, as shown on Book 43 of Surveys at Page 112, said point also being a point on an arc with a 1939.86 foot radius curve; thence along the South line of said Province parcel and said North right of way line and along said curve to the left, from a tangent bearing of South 78°47’05” West, through a central angle of 00°56’02”, an arc distance of 31.62 feet to a point of tangency; thence continuing along the South line of said Province parcel and said North right of way line South 77°51’03” West 364.97 feet; thence leaving said right of way line North 01°49’42” East 342.91 feet to a point on the South right of way line of N. E. 51st Street as shown on said Survey, said point being 30 feet from the centerline of said Street when measured as right angles; thence along said right of way line South 88°55’08” East 385.07 feet to the Northwest corner of said Province parcel; thence along the East line of said Province parcel South 01°51’32” West 252.39 feet to the Point of Beginning.

Parcel II

An easement over real property for a storm water facility, described as follows:

Beginning at the Southwest corner of the above described parcel; thence along the North right of way line of said N. E. Vancouver Mall Drive South 77°51’03” West 126.94 feet; thence leaving said North right of way line North 00°08’31” West 37.55 feet; thence North 83°15’58” East 125.87 feet to a point on the West line of said parcel; thence along said West line South 01°49’42” West 25.60 feet to the Point of Beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Riverstone, Emeritus at)

(Terrace at Riverstone)

All that tract or parcel of land lying and being in Land Lot 192 of the 14th District, 2nd Section of Cherokee County, Georgia, and being more particularly described as follows:

Begin at the mitred intersection of the rights-of-way of Reinhardt College Parkway (westerly R/W) and Riverstone Terrace (Southern R/W); proceed along the Southern right-of-way of Riverstone Terrace 181.77° to an iron pin set (1/2” rebar), said point being the true Point of Beginning. Thence from said True Point of Beginning

Proceed South 00 degrees 01 minutes 47 seconds East 105.33 to an iron pin set (1/2” rebar),

Thence proceed South 38 degrees 22 minutes 30 seconds East 149.45’ to an iron pin found (1” open top Pipe),

Thence proceed South 27 degrees 51 minutes 23 seconds West 95.44’ to an iron pin set (1/2” rebar).

Thence proceed South 27 degrees 46 minutes 18 seconds West 75.08’ to an iron pin set (1/2” rebar),

Thence proceed South 25 degrees 52 minutes 10 seconds West 80.10’ to an iron pin found (3/4” crimped top pipe),

Thence proceed North 72 degrees 00 minutes 14 seconds West 305.18 to an iron pin set (1/2” rebar),

Thence proceed North 00 degrees 00 minutes 00 seconds East 350.91’ to an iron pin set (1/2” rebar),

Thence proceed North 89 degrees 58 minutes 02 seconds East 311.95’ to an iron pin set (1/2” rebar),

Said Point being the true Point of Beginning.

Said tract being 3.18 acres and being known as Parcel A, as shown and further described on a Plat of survey from the Oaks at Riverstone, L.L.C. by Roger S. Lee & Assoc. Inc., dated October 20, 2004.

AS SURVEYED LEGAL DESCRIPTION:

All that tract or parcel of land lying and being in Land Lot 192 of the 14th District, 2nd Section of Cherokee County, Georgia, and being more particularly described as follows:

Commencing at the mitered intersection of the rights of way of Reinhardt College Parkway (westerly R/W) and Riverstone Terrace (Southerly R/W), then proceed along the Southerly right of way of Riverstone Terrace for 171.77 feet to a pin set (1/2 inch re-bar) set at the POINT OF BEGINNING; then leaving said right-of-way, proceed South 00 degrees 01 minutes 47 seconds East for 105.33 feet to a (1/2 inch re-bar) set; then South 38 degrees 22 minutes 30 seconds East for 149.45 feet to a (1/2 inch re-bar) set; then South 27 degrees 51 minutes 23 seconds West for 95.44 feet to a point; then South 27 degrees 46 minutes 18 seconds West for 75.08 feet to a point; then South 25 degrees 52 minutes 10 seconds West 80.10 feet to a (1/2 inch open top pipe) found; then North 72 degrees 00 minutes 14 seconds West 312.22 feet to a (1/2” rebar) set; then North 01 degrees 05 minutes 59 seconds East 348.80 feet to a (1/2” rebar) set on the southerly right-of-way of Riverstone Terrace; then North 89 degrees 58 minutes 02 seconds East 311.95 feet to the (1/2” rebar) set at the Point of Beginning.

Said Tract of Parcel contains 3.203 acres of land, more or less, along with all improvements thereon and as shown on the survey by Bentley-Craton Group (file 07004) dated January 30, 2007 and is the same property shown on the survey for The Oaks at Riversone, LLC by Roger S. Lee & Associates, Inc. dated September 28, 2005.

Parcel II:

Easements as set forth in that certain Easement Agreement between Bright-Sasser Canton, L.L.C., a Georgia limited liability company and The Oaks at Riverstone, LLC, a Georgia limited liability company, dated September 20, 2004, filed for record January 7, 2005, and recorded in Deed Book 7627, Page 56, Cherokee County, Georgia records.

2

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Palms Assisted Living and Memory Care Center, The)

(The Palms)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF ROSEVILLE, COUNTY OF PLACER, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Parcel 9B of Parcel Map filed for record in the office of the recorder of Placer County, California on May 29, 1996 in Book 28 of Parcel Maps, at Page 110, Placer County Records.

APN: 457-070-002-000

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Springfield - The Woodside, Emeritus at)

(Woodside Village)

Parcel 1 of LAND PARTITION PLAT NO. 98-P1192, as filed November 10, 1998, Lane County Oregon Plat Records, Lane County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Hermiston Terrace Assisted Living Residence)

The Southeast Quarter of the Southwest Quarter of the Southwest Quarter of Section 10, Township 4 North, Range 28, East of the Willamette Meridian, Umatilla County, Oregon;

EXCEPTING THEREFROM that portion lying within the right of way of SW 9th Street and West Highland Avenue;

ALSO EXCEPTING THEREFROM that tract of land conveyed to Highland Avenue Baptist Church by Deed recorded in Book 305, Page 329, Umatilla County Deed Records;

ALSO EXCEPTING THEREFROM that tract of land conveyed to Merle P Jewett, et al by Deed recorded in Reel 126, Page 2051, Umatilla County Microfilm Records;

ALSO including the West 339.6 feet of the South 152 feet of Northeast Quarter of Southwest Quarter of Southwest Quarter of said Section 10, Township 4 North, Range 28, East of the Willamette Meridian, Umatilla County, Oregon, EXCEPTING THEREFROM the East 30 feet and the North 50 feet thereof.

SUBJECT TO any and all water rights of way and roads.

EXHIBIT A-2

(List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

[See attached.]

Exhibit A-2

EXHIBIT A-2

(List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
Lease Pool 2 Facilities

582	Alpine Court	3720 N Clarey St	Eugene	OR	HCP SH ELP2 Properties, LLC	72	[***]	16-unit cottage, 56-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

583	Alpine Springs	3760 N Clarey St	Eugene	OR	HCP SH ELP1 Properties, LLC	70	[***]	70-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

559	Brentmoor	3515 10Th St SW	Minot	ND	HCP SH ELP2 Properties, LLC	85	[***]	85-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

534	Brookside	4450 Old Hamilton Mill Rd	Buford	GA	HCP SH ELP2 Properties, LLC	61	[***]	48-unit assisted living care, 13-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

623	Canyonview Estates	7404 Wallace Blvd	Amarillo	TX	HCP SH ELP2 Properties, LLC	132	[***]	73-unit independent living, 59-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

594	Chehalem Springs	3802 Hayes Street	Newberg	OR	HCP SH ELP2 Properties, LLC	107	[***]	24-unit cottage, 83-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]	[***]

558	Churchill	140 Carriage Club Dr	Mooresville	NC	HCP SH ELP2 Properties, LLC	135	[***]	29-unit independent living, 86-unit assisted living care, 20-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

636	Cliff View	134 W 2025 South Cir	Saint George	UT	HCP SH ELP2 Properties, LLC	75	[***]	47-unit assisted living care, 28-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

630	Cottage Village	110 Frankford Ave	Lubbock	TX	HCP SH ELP2 Properties, LLC	56	[***]	16-unit cottage, 40-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

581	Eagle Cove	261 Loto St	Eagle Point	OR	HCP SH ELP2 Properties, LLC	78	[***]	16-unit independent living, 62-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2027.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-2

(List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
638	Eagle Meadows	550 E Whitman Dr	College Place	WA	HCP SH ELP2 Properties, LLC	82	[***]	82-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

649	Englewood Heights	3710 Kern Rd	Yakima	WA	HCP SH ELP2 Properties, LLC	93	[***]	73-unit assisted living care, 20-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

542	Flint River	250 Water Tower Ct	Macon	GA	HCP SH ELP2 Properties, LLC	36	[***]	36-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

549	Glendale Place	905 Glendale Rd	Murray	KY	HCP SH ELP2 Properties, LLC	84	[***]	84-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

611	Hawthorne Inn at Hilton Head	15 Main St	Hilton Head Island	SC	HCP Senior Housing Properties Trust	90	[***]	51-unit independent living, 39-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

563	Heartland Park	500 Heartland Park Dr	Seward	NE	HCP SH ELP2 Properties, LLC	97	[***]	43-unit independent living, 54-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	5 Years	[***]	[***]

593	Heron Pointe	504 Gwinn Street E	Monmouth	OR	HCP SH ELP2 Properties, LLC	61	[***]	61-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

664	Heron Pointe Cottages	504 Gwinn St E	Monmouth	OR	HCP SH ELP2 Properties, LLC	10	[***]	10-unit cottage and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]	[***]

631	Holiday Lane Estates	6155 Holiday Ln	North Richland Hills	TX	HCP SH ELP2 Properties, LLC	50	[***]	50-unit assisted living care and such other ses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

535	Lake Springs	4355 S Lee St	Buford	GA	HCP SH ELP2 Properties, LLC	48	[***]	32-unit assisted living care, 16-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2027.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-2

(List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
536	Lake Springs Cottages	4355 S Lee St	Buford	GA	HCP SH ELP2 Properties, LLC	24	[***]	24-unit cottage and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

527	Lassen House	705 Luther Rd	Red Bluff	CA	HCP SH Lassen House, LLC	60	[***]	44-unit assisted living care, 16-unit Alzheimer’s care and such other uses necessary or incidental to such use	8 Years	N/A	N/A	[***]	[***]

567	LaVilla	2725 N Pennsylvania Ave	Roswell	NM	HCP SH ELP2 Properties, LLC	92	[***]	12-unit cottage, 68-unit assisted living care, 12-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

576	Magnolia Gardens	3211 Chandler Rd	Muskogee	OK	HCP SH ELP2 Properties, LLC	36	[***]	25-unit assisted living care, 11-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

655	Maplewood	1000 Maplewood Dr	Bridgeport	WV	HCP Senior Housing Properties Trust	132	[***]	90-unit independent living, 42-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

642	Montclair Park	1250 NE Lincoln Rd	Poulsbo	WA	HCP SH ELP2 Properties, LLC	109	[***]	85-unit assisted living care, 24-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

580	Mountain View Ashland	548 N Main St	Ashland	OR	HCP SH Mountain View, LLC	112	[***]	71-unit independent living, 3-unit cottage, 38-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

524	Orchard Park Sunwest	14789 Burns Valley Rd	Clearlake	CA	HCP SH ELP2 Properties, LLC	41	[***]	37-unit assisted living care, 4-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

612	Palm Meadows Court	48 Main St	Hilton Head Island	SC	HCP Senior Housing Properties Trust	32	[***]	32-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

613	Palm Meadows Village	80 Main St	Hilton Head Island	SC	HCP Senior Housing Properties Trust	42	[***]	42-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2027.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-2

(List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
644	Parkway Village	3708 East 57th Ave	Spokane	WA	HCP SH ELP2 Properties, LLC	80	[***]	80-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

569	Plaza at Sun Mountain	6031 W Cheyenne Ave	Las Vegas	NV	HCP SH ELP2 Properties, LLC	179	[***]	24-unit independent living, 137-unit assisted living care, 18-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

643	Quail Hollow	221 Torbett St	Richland	WA	HCP SH ELP2 Properties, LLC	36	[***]	36-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

615	Spring Arbor	1800 India Hook Rd	Rock Hill	SC	HCP Senior Housing Properties Trust	52	[***]	36-unit assisted living care, 16-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

531	Sunrise Creek	1968 Sunrise Dr	Montrose	CO	HCP SH ELP2 Properties, LLC	109	[***]	14-unit cottage, 71-unit assisted living care, 24-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	9 Years and 11 Months	[***]	[***]

619	Terrace at Bluegrass	674 E Main St	Hendersonville	TN	HCP SH ELP2 Properties, LLC	58	[***]	40-unit assisted living care, 18-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

565	The Cottages	3920 Juan Tabo Blvd Ne	Albuquerque	NM	HCP SH ELP2 Properties, LLC	31	[***]	31-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

654	The Heritage	RR 4 Box 17	Bridgeport	WV	HCP Senior Housing Properties Trust	51	[***]	51-unit skilled nursing facility and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

564	The Oaks	1500 Vintage Hill Dr	Wayne	NE	HCP SH ELP2 Properties, LLC	80	[***]	46-unit independent living, 34-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

622	Waterford in Bellevue	8188B Sawyer Brown Rd	Nashville	TN	HCP SH ELP2 Properties, LLC	69	[***]	53-unit assisted living care, 16-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2027.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-2

(List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
634	Willows at Sherman	3410 Post Oak Crossing	Sherman	TX	HCP SH ELP2 Properties, LLC	46	[***]	37-unit assisted living care, 9-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

617	Cordova Estates***	1535 Appling Care Ln	Cordova	TN	HCP SH ELP2 Properties, LLC	76	[***]	55-unit assisted living care, 21-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

547	Woodstock Estates	1000 Professional Way	Woodstock	GA	HCP SH ELP2 Properties, LLC	50	[***]	38-unit assisted living care, 12-unit Alzheimer’s care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

	Total Lease Pool 2 (43 Properties)					3,119			15 Years	10 Years	8 Years	[***]	[***]

Lease Pool 2 Potential Facilities**

588	River Road	592 Beaver Dr NE	Keizer	OR	HCP SH River Road, LLC	49	[***]	49-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

607	Windfield Village	8170 SW Vlahos Dr	Wilsonville	OR	HCP SH Windfield Village, LLC	84	[***]	57-unit independent living, 27-unit assisted living care and such other uses necessary or incidental to such use	15 Years	10 Years	8 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2027.

** One or more of the foregoing facilities listed under the heading “Lease Pool 2 Potential Facilities” may be acquired by Lessor or an Affiliate of Lessor pursuant to the Purchase Agreement after the Commencement Date.  None of such facilities shall constitute a “Facility” or be included in the “Leased Property” unless and until this Lease is amended in accordance with the provisions of Section 45.1.20.3 to include such facility in the “Leased Property”.

*** With regard to Cordova Estates, the Initial Term shall commence on December 4, 2012 and expire on September 30, 2027. For the avoidance doubt, the Lease Year for Cordova Estates shall terminate on September 30th of each year.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Alpine Court, Emeritus at)

Lot 7, BARGER DRIVE P.U.D., as platted and recorded in File 75, Slides 556, 557, 558, 559 and 560, Lane County Oregon Plat Records, in Lane County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Alpine Springs, Emeritus at)

Lot 6, BARGER DRIVE P.U.D., as platted and recorded in File 75, Slides 556, 557, 558, 559 and 560, Lane County Oregon Plat Records, in Lane County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Brentmoor Assisted Living Community)

Lot 1, Urban Seventh Addition to the City of Minot, Ward County, North Dakota

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Brookside Senior Living Community)

All that tract or parcel of land lying and being in Land Lot 261 and 268 of the 7th District, City of Buford, Gwinnett County, Georgia, being 16.664 acres, as shown on plat of survey for Guerry W. Garrett, Harold C. Morgan and John McGeary, dated June 18, 1992, by Rochester & Associates, Inc., Registered Land Surveyors, which plat is recorded in Plat Book 59, Page 267B, Plat Records of Gwinnett County, Georgia, and is incorporated herein by reference and made a part of this description.

Less and Except

All that tract or parcel of land lying and being in Land Lots 261 and 268, of the 7th District, Gwinnett County, Georgia, in the City of Buford, containing 1.446 acres as shown on plat of survey for GH& J Properties, dated December 5, 1997, by Rochester & Associates, Inc., Registered Land Surveyors, which plat is recorded in Plat Book 79, Page 27, Plat Records of Gwinnett County, Georgia, and is incorporated herein by reference and made a part of this description.

All that tract or parcel of land lying and being in Land Lots 261 and 268, of the 7th District, Gwinnett County, Georgia, in the City of Buford, containing 6.317 acres as shown on plat of survey far GH&J Properties, dated December 5, 1997, by Rochester & Associates, Inc., Registered Land Surveyors, which plat is recorded in Plat Book 79, Page 28, Plat Records of Gwinnett County, Georgia, and is incorporated herein by reference and made a part of this description.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Canyonview Estates, Emeritus at)

Being all of Lot 4, Block 1 of Amended Ridgeview Medical Center Unit No. 12, an addition to the City of Amarillo in Potter County, Texas, according to the map or plat thereof, recorded in Volume 2688, Page 507 of the Official Public Records of Potter County, Texas.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Chehalem Springs Assisted Living Community)

The Land referred to in this policy is described as follows:

Parcel 2, PARTITION PLAT 2001-38, in the City of Newberg, recorded October 23, 2001, as Instrument No. 200118649, Deed and Mortgage Records, County of Yamhill, State of Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Churchill, Emeritus at)

Lying and being situate in Iredell County, North Carolina, and being more particularly described as follows:

Being all of Tracts B, D, Z, H and I, as such are depicted on a plat entitled “Revision Of Lake Norman Pavillion”, according to the plat thereof, recorded in Map Book 36, page 119 and revised in Map Book 40, page 129, in the Office of the Register of Deeds of Iredell County, North Carolina.

AND INCLUDING ALL THE right, title and interest to those certain access easements recorded in Book 1260 at Page 2417 and Book 1558 at Page 1275 of the Iredell County Public Registry.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Cliff View, Emeritus at)

Situated in the County of Washington. State of Utah:

A parcel of land located in Section 6, Township 43 South, Range 15 West, Salt Lake Base and Meridian and in Section 1, Township 43 South, Range 16 West, Salt Lake Base and Meridian being more particularly described as Follows:

Beginning at the Northeast corner of Sweetwater St. George Timeshare Project II, a Planned Residential Development located in Section 1, Township 43 South, Range 16 West, Salt Lake Base and Meridian, said point being North 80°00’00” East 1196.04 feet along the South line and its extension and North 302.84 feet from the Southwest corner of Tonaquint-Indian Hills, a Planned Unit Residential Development and running thence South 11°01’39” West 163.49 feet along said East line of the Sweetwater St. George Timeshare Project II to a point on a curve to the right, the radius point of which is South 37°45’24” East 355.00 feet; thence Easterly along the arc of said curve 444.89 feet; thence North 29°34’27” East 338.81 feet; thence North 4°05’19” West 89.77 feet; thence South 66°30’15” West 595.01 feet to the point of beginning.

The following is shown for informational purposes only: Tax ID No. SG-5-3-6-34181

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Cottage Village Senior Living Community)

Metes and Bounds Description of Tracts “H”, “G-1-A”, “G-1-B”, “1-1”& “1-2” and Lots 308 thru 314, Shadow Hills, an addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat and/or dedication deed thereof recorded in Volume 4059, Page 268, Official Real Property Records of Lubbock County, Texas, Volume 4940, Page 82, and Volume 5556, Page 216, Official Real Property Records of Lubbock County, Texas, Same being previously described as three tracts, said three tracts further described as follows:

PARCEL 1:

Metes and Bounds Description of a tract of land located In Section 2, Block J-S, Lubbock County, Texas, same being all of TRACT “H” of Tracts “G”, “H” and “I”, shadow Hills, an addition to the City of Lubbock Lubbock County, Texas, according to the map, plat, and/or dedication deed thereof recorded in Volume 4059, Page 268, Official Real Property Records, Lubbock County, Texas, and a portion of Tract “I-1”, of Lots 283A through 307A, Lots 308 through 314 and Tracts “G-1” “I-1” and “I-2”, Shadow Hills, an addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat, and/or dedication deed thereof recorded in Volume 4940, Page 82, of the Official Real Property Records, Lubbock County, Texas, being further described as follows:

BEGINNING at a 1/2” rod with cap found in the West right-of-way line of Frankford Avenue, at the Southeast corner of said Tract “I-1”, Shadow Hills, which bears N. 00°12’40”W. 1,751.33 feet and West 60.00 feet from the Southeast corner of Section 2, Block J-S. Lubbock County, Texas:

THENCE West along the South line of said Tract “I-1”, a distance of 274.43 feet to a 1/2” rod with cap found;

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Cottage Village Senior Living Community)

THENCE N. 64°30’ W. alongthe South line of said Tract “I-1” a distance of 315.33 feet to a cross found in concrete in the right-of-way line of Genoa Avenue;

THENCE along the right-of-way line of Genoa Avenue and around a curve to the left, said curve having a radius of 50.00 feet, a central angle of 173°06’28”, and a chord distance of 99.82 feet to a “A” rod with cap found;

THENCE S. 64°30’ E. a distance of 185.04 feet to a point in the West line of said Tract “H”, Shadow Hills;

THENCE N. 00°12’40” W. along said West line of Tract “H” a distance of 518.68 feet to a “crow’s foot” found in concrete at the Northwest corner of said Tract “H”, Shadow Hills;

THENCE East along the North line of said Tract “H” a distance of 354.00 feet to a 1/2” iron pipe found in the West right-of-way line of Frankford Avenue at the Northeast corner of said Tract “H”, Shadow Hills;

THENCE S. 00°12’40” E, along said West right-of-way line of Frankford Avenue a distance of 667.33 feet to the Point of Beginning.

PARCEL 2:

Metes and Bounds Description of a tract of land located in Section 2, Block J-S, Lubbock County, Texas, same being all of Lots 308 through 314, both inclusive, all of Tract “I-2”, and a portion of Tract “I-1”, of Lots 283A through 307A, Lots 308 through 314 and Tract “G-1”, “I-1” and “I-2”, Shadow Hills, an addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat, and/or dedication deed thereof recorded In Volume 4940, Page 82, Official Real Property Records, Lubbock County, Texas, being further described as follows;

BEGINNING at a point in the West line of Tract “H”, Shadow Hills, an addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat, and/or dedication deed thereof recorded In Volume 4059, Page 268, Official Real Property Records. Lubbock County, Texas, said point bears N. 00°12’40” W. 1899.33 feet and West 414.00 feet from the Southeast corner of Section 2, Block J-S, Lubbock County, Texas;

THENCE N. 64°30’ W. a distance of 185.04 feet to a 1/2” rod with cap found at a point of tangency in the right of-way line of Genoa Avenue;

THENCE Westerly along said right-of-way line of Genoa Avenue and around a curve to the left, said curve having a radius of 50.00 feet, a central angle of 33°22’01”, and a chord distance of 28.71 feet to a “crow’s foot” found in concrete;

THENCE N. 25°30’ E. a distance of 331.15 feet to a “crow’s foot found in concrete;

THENCE S. 64°30’ E. a distance of 12.5 feet to a “crow’s foot” found in concrete;

THENCE N. 25°30’ E. a distance of 92.54 feet to a 1/2” rod with cap found in the West line of said Tract “H” Shadow Hills;

THENCE S. 00°12’40” E. along the West line of said Tract “H”, a distance of 461.06 feet to the Point of Beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Cottage Village Senior Living Community)

PARCEL 3:

Metes and Bounds Description of a tract located in Section 2, Block J-S, Lubbock County, Texas, same being Tracts “G-1-A” and “G-1-B”, Shadow Hills, an addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat, and/or dedication deed thereof recorded in Volume 5556, Page 216. Official Real Property Records, Lubbock County, Texas, being further described as follows:

BEGINNING at a 4” iron pipe found in the West right-of-way line of Frankford Avenue. at the Southeast corner of said Tract “G-1-A” Shadow Hills, which bears N. 00°12’40” W. 2,418.66 feet and West 60.00 feet from the Southeast corner of Section 2, Block J-S, Lubbock County, Texas:

THENCE West a distance of 328.30 feet to a 1/2” rod with cap found:

THENCE N. 25°30’ E. a distance of 132.52 feet to a “crow’s foot” found in concrete:

THENCE N. 64°30’ W. a distance of 12.5 feet to a cross found in concrete:

THENCE N. 25°30’ E. a distance of 293.11 feet to n “crow’s foot” found in concrete at a point of curvature;

THENCE Easterly around a curve to the right, said curve having a radius of 77.50 feet, a central angle of 64°30’ tangent lengths of 48.90 feet, and a chord distance of 82.71 feet to a “crow’s foot” found in concrete at a point of tangency:

THENCE East a distance of 82.77 feet to across found in concrete at a point in the West right-of-way line of Frankford Avenue:

THENCE S. 00°12’40” E. along said West right-of-way line of Frankford Avenue distance of 433.74 feet to the Point of Beginning.

TRACT 4:

Reciprocal Ingress, Egress, Private Utility and Parking Easements shown on Note on Plat with Dedication Deed recorded in Volume 4059, Page 268, Official Real Property Records, Lubbock County, Texas., as shown on Note on plat with Dedication Deed recorded In Volume 4940, Page 82, Official Real Property Records, Lubbock County, Texas and as shown on Note on Plat with Dedication Deed recorded In Volume 5556, Page 216, of the Official Real Property Records, Lubbock County, Texas.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Eagle Cove, Emeritus at)

PARCEL I

Beginning at the Southeasterly corner of Block 11 of Central Addition to the City of Eagle Point, according to the Official Plat thereof, now of record in Jackson County, Oregon; thence North 64°34’00” West, along the Southwesterly line thereof, 294.93 feet to the Southeasterly corner of Lot 16; thence North 25°21’39” East, along the Southeasterly line of Lots 16, 15, 14, 13 and 12, a distance of 124.88 feet to the Northeasterly corner of said Lot 12; thence North 64°34’00” West along the Northeasterly line thereof, 96.70 feet to a point on the Northwesterly line of said Block 11; thence North 19°22’00” East along said Northwesterly line, 127.93 feet; thence along the arc of a 25.00 foot radius curve to the right (the long chord to which bears North 67°24’00” East 37.18 feet) an arc distance of 41.92 feet to a point on the Northeasterly line of said Block 11; thence South 64°34’00” East along said Northeasterly line, 230.29 feet to a 5/8 inch iron pin; thence South 25°23’43” West 139.87 feet to a 5/8 inch iron pin; thence South 64°34’00” East 150.06 feet to a point on the Southeasterly line of Block 11, said point being marked with a 5/8 inch Iron pin; thence South 25°26’00” West along said Southeasterly line, 139.87 feet to the point of beginning. ALSO: All that portion of the vacated Nova and Kelso Streets adjacent to said property and Inuring thereunto by law, vacated by Ordinance No. 11-77 of the City of Eagle Point, and recorded March 15, 2001 as Document No. 01-10055, Official Records of Jackson County, Oregon.

PARCEL II

Lots 12-16 in Block 11 of Central Addition to the City of Eagle Point, according to the Official Plat thereof, now of record in Jackson County, Oregon. TOGETHER WITH: Those portions of Kelso Street and Nova Street vacated by Ordinance No. 11-77 per Document No. 01-10055, Official Records of Jackson County, Oregon, more particularly described as follows: Beginning at a 5/8 inch rebar on the Northwesterly boundary of Central Addition, according to the Official Plat thereof, now of record in said Jackson County, said 5/8 inch rebar bears North 19°22’00” East 5.76 feet from the Northwesterly corner of Lot 1 In Block 12 said Central Addition; thence North 19°22’00” East along said Northwesterly boundary. 174.87 feet to a point which bears North 70°38’00” West 50.00 feet from the Northwesterly corner of Lot 12 in Block 11 of said Central Addition; thence South 70°38’00” East 50.00 feet to said Northwesterly corner of Lot 12; thence South 19°22’00” West along the Northwesterly boundary of Lots 12-16 of said Block 11, a distance of 125.58 feet to the Southwesterly corner of said Lot 16; thence South 64°34’00” East along the Southwesterly boundary of said Lot 16, a distance of 78.61 feet to a point on the Southeasterly boundary of the aforementioned street vacation; thence South 25°06’01” West along said boundary 54.89 feet to a 5/8 inch rebar; thence leaving said boundary, North 64°17’20” West 123.12 feet to the point of beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Eagle Meadows Assisted Living Community)

Parcel 1 of Whitman PUD Phase II as per Plat recorded March 15, 2001 under Auditor’s File No. 0102443 in Roll File 6 at Page C-10, records of Walla Walla County, State of Washington Excepting therefrom that portion deeded to the City of College Place for Sidewalk purposes under Quit Claim Deed filed July 12, 2010, under Auditor’s 2010-05308, records of the Auditor of Walla Walla County, State of Washington. Situate in the City of College Place, State of Washington

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Englewood Heights Senior Living Community)

Lot 3 of Short Plat, recorded under Auditor’s File Number 7011395, records of Yakima County, Washington.

Situated in Yakima County, State of Washington.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Flint River Senior Living Community)

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 338 OF THE THIRTEENTH LAND DISTRICT OF MBB COUNTY, GEORGIA, AND BEING IN THE CITY OF MACON, CONTAINING 2.94 ACRES, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: TO REACH THE POINT OF BEGINNING, BEGIN AT THE 3/4-INCHED CRIMPED TOP PIPE LOCATED AT THE POINT OF INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF FORSYTH ROAD (GEORGIA HIGHWAY NO. 19 AND U.S. HIGHWAY NO. 41) AND THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD (SAID 3/4-INCH CRIMPED TOP PIPE BEING LOCATED SOUTH 52 DEGREES 37 MINUTES 38 SECONDS EAST OF AND 1.25 FEET FROM A CONCRETE RIGHT-OF-WAY MONUMENT); AND RUN THENCE NORTH 38 DEGREES 06 MINUTES 11 SECONDS EAST ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD A DISTANCE OF 269.35 FEET TO AN IRON PIN; RUN THENCE IN A GENERALLY NORTHEASTERLY DIRECTION ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD, WHICH IS ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 520.00 FEET AN ARC DISTANCE OF 256.24 FEET TO AN IRON PIN LOCATED NORTH 23 DEGREES 59 MINUTES 12 SECONDS EAST OF AND A CHORD DISTANCE OF 253.65 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO, WHICH IS TO THE POINT OF BEGINNING OF SAID 3.94-ACRE TRACT OF LAND, AND FROM SAID POINT OF BEGINNING AS

THUS ESTABLISHED RUN THENCE IN A GENERALLY NORTHEASTERLY DIRECTION ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD AN ARC DISTANCE OF 30.07 FEET TO AN IRON PIN LOCATED NORTH 06 DEGREES 12 MINUTES 48 SECONDS EAST OF AND A CHORD DISTANCE OF 30.07 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO; RUN THENCE SOUTH 77 DEGREES 44 MINUTES 29 SECONDS EAST A DISTANCE OF 325.13 FEET TO AN IRON PIN; RUN THENCE IN A GENERALLY NORTHEASTERLY DIRECTION ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 30.00 FEET A CHORD DISTANCE OF 52.06 FEET TO AN IRON PIN LOCATED NORTH 52 DEGREES 32 MINUTES 29 SECONDS EAST OF AND A CHORD DISTANCE OF 45.77 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO; RUN THENCE NORTH 02 DEGREES 49 MINUTES 27 SECONDS EAST A DISTANCE OF 89.39 FEET TO AN IRON PIN; RUN THENCE NORTH 15 DEGREES 03 MINUTES 17 SECONDS EAST A DISTANCE OF 84.26 FEET TO A ONE-INCH CRIMPED TOP PIPE; RUN THENCE SOUTH 79 DEGREES 17 MINUTES 41 SECONDS EAST A DISTANCE OF 273.84 FEET TO A 3/4-INCH CRIMPED TOP PIPE; RUN THENCE SOUTH 02 DEGREES 43 MINUTES 09 SECONDS WEST A DISTANCE OF 543.72 FEET TO AN IRON PIN; RUN THENCE NORTH 57 DEGREES 24 MINUTES 26 SECONDS WEST A DISTANCE OF 178.13 FEET TO AN IRON PIN; RUN THENCE NORTH 66 DEGREES 57 MINUTES 45 SECONDS WEST A DISTANCE OF 118.98 FEET TO A 3/4-INCH CRIMPED TOP PIPE; RUN THENCE NORTH 02 DEGREES 49 MINUTES 27 SECONDS EAST A DISTANCE OF 277.91 FEET TO AN IRON PIN; RUN THENCE IN A GENERALLY NORTHWESTERLY DIRECTION ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 30.00 FEET AN ARC DISTANCE OF 42.18 FEET TO AN IRON PIN LOCATED NORTH 37 DEGREES 27 MINUTES 31 SECONDS WEST OF AND A CHORD DISTANCE OF 38.79 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO; RUN THENCE NORTH 77 DEGREES 44 MINUTES 29 SECONDS WEST A DISTANCE OF 337.96 FEET TO AN IRON PIN LOCATED ON THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD, WHICH IS BACK TO THE POINT OF BEGINNING.

ALSO; TOGETHER WITH RIGHTS ARISING OUT OF SHARED-USE ROADWAY EASEMENT AGREEMENT DATED APRIL 21, 1998, RECORDED IN DEED BOOK 4158, PAGE 288, AFORESAID RECORDS; AND WATER LINE EASEMENT DATED JULY 17, 1998, RECORDED IN DEED BOOK 4239, PAGE 139, AFORESAID RECORDS; AND DRAINAGE EASEMENT DATED JULY 17, 1998, RECORDED IN DEED BOOK 4239, PAGE 146, AFORESAID RECORDS.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Murray, Emeritus at)

(Glendale Place)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF CALLOWAY, STATE OF KENTUCKY, AND IS DESCRIBED AS FOLLOWS:

Legal description of a tract of land situated in the City of Murray, County of Calloway, State of Kentucky, being a part of the Southwest Quarter of Section 34, Township 2, Range 4 East and being Lot 2 of a Minor Subdivision Plat of the Glendale Church of Christ, Inc. property as shown by plat of record in Plat Book 19, Page 98, slide 1810, and being further described as follows:

Beginning at a 1/2” diameter rebar set in the south line of Glendale Road 822.37’ east of the centerline of U.S. Highway 641 the northeast corner of Lot 1 and the northwest corner of Lot 2, described herein;

thence, 30’ from and parallel to the centerline of Glendale Road, north 88 deg. 37’ 56” east 515.46’ to a 1/2” diameter rebar set in the west line of South 9th street;

thence, south 31 deg. 45’01” east 57.96’ to a 1/2” diameter rebar set in the west line of South 9th Street;

thence, with the west line of South 9th Street, south 00 deg. 56’11” east 350.01 to a 1/2” diameter rebar set, the eastern most point of Lot 1 and the southeast corner of Lot 2;

thence, with the south line of Lot 2, south 88 deg. 37’56” west 541.81 to a 1/2” diameter rebar set, the southwest corner of Lot 2;

thence, with the west line of Lot 2, north 01 deg. 24’53” west 400.00’ to the point of beginning.

As surveyed:

Legal description of a tract of land situated in the City of Murray, County of Calloway, State of Kentucky, being a part of the Southwest Quarter of Section 34, Township 2, Range 4 East and being Lot 2 of a Minor Subdivision Plat of the Glendale Church of Christ, Inc. property as shown by plat of record in Plat Book 19, Page 1810, and being further described as follows:

Beginning at an Iron pin found located in the South right-of-way line (sixty foot right-of-way) of Glendale Road 822.37 feet East of the centerline of U.S. Highway Number 641, said point being the corner of Lot 1 of the Minor Subdivision of the Glendale Church of Christ, Inc., property as recorded in Plat Book 19, Page 1810 in the Office of the County Clerk of Calloway County, Kentucky; thence a line with said right-of-way line, North 88 degrees 37 minutes 56 seconds East, 515.46 feet to an iron pin set in said right-of-way with its point of intersection of the West right-of-way line of Ninth Street; thence a line with said right-of-way line, the next three (3) calls as follows:

South 31 degrees 45 minutes 01 seconds East, 27.77 feet to an iron pin set;

South 01 degrees 20 minutes 47 seconds East, 102.65 feet to a point;

South 00 degrees 51 minutes 15 seconds East, 273.56 feet to an iron pin found in said right-of-way line corner of the aforementioned

Lot 2; thence a line with Lot 2, the next two (2) calls as follows;

South 88 degrees 38 minutes 41 seconds West, 526.69 feet to an iron pin found;

North 01 degrees 24 minutes 53 seconds West, 400.04 feet to the point of beginning;

Being in all respects the same property conveyed to BRE/SW Glendale Place, LLC by the following deeds:

1.              Deed from Stayton SW Assisted Living, L.L.C.; Glendale at Murray Property, LLC; Arias’ covak 5, LLC, aka Arias’ Covak-5, LLC, aka Aria’s Covak-5, LLC; Atid’s Covak 5, LLC, aka Atid’s Covak-5, LLC; Davis’ Covak 5, LLC, aka Davis’ Covak-5, LLC; Each’s Covak 5, LLC, aka Each’s Covak-5, LLC, Hermann’s Covak 5, LLC, aka Herman’s Covak-5, LLC; Kinsey’s Covak 5, LLC, aka Kinsey’s Covak-5, LLC; Langford’s Covak 5, LLC, aka Langford’s Covak-5, LLC; Michael’s Covak 5, LLC, aka Michael’s Covak-5, LLC; Nager’s Covak 5, LLC, aka Nager’s Covak-5, LLC; Reber’s Covak 5, LLC, aka Reber’s Covak-5 LLC; Ridge Park’s Covak 5, LLC, aka Ridge Park’s Covak-5, LLC; Schnyders’ Covak 5, LLC, aka Schnyders’ Covak-5, LLC; Steams’ Covak 5, LLC, aka Steams’ Covak-5, LLC; Sylla’s Covak 5, LLC, aka Sylla’s Covak-5, LLC; Wolf’s Covak 5, LLC, aka Wolfe’s Covak-5 LLC; Wong’s Covak 5, LLC, aka Wong’s Covak-5, LLC; Yee’s Covak 5, LLC, aka Yee’s Covak-5, LLC; dated August 5, 2010, of record in Book 859, page 393, Calloway County Clerk’s Office;

2.              Deed from B Brournand’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 453, aforesaid clerk’s office;

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Murray, Emeritus at)
(Glendale Place)

3.                                      Deed from C Brournand’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 461, aforesaid clerk’s office;

4.                                      Deed from Forsch’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 469, aforesaid clerk’s office;

5.                                      Deed from Gavriel’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 477, aforesaid clerk’s office;

6.                                      Deed from G. Travess’ Covak-5, LLC, aka G Travess’ Covak 5, LLC, dated August 5, 2010, of record in Book 859, page 486, aforesaid clerk’s office;

7.                                      Deed from Levine’s Covak-5, LLC, aka Levine’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 494, aforesaid clerk’s office;

8.                                      Deed from M Travess’ Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 504, aforesaid clerk’s office;

9.                                      Deed from Highpointe’s Covak-5, LLC, aka Highpointe’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 512, aforesaid clerk’s office;

10.                               Deed from New Haven’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 520, aforesaid clerk’s office;

11.                               Deed from Novak’s Covak-5, LLC, aka Novak’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 528, aforesaid clerk’s office;

12.                               Deed from NWB’s Covak 5, LLC, aka NWB’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 536, aforesaid clerk’s office;

13.                               Deed from Premiere’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 549, aforesaid clerk’s office;

14.                               Deed from Ruderman’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 557, aforesaid clerk’s office;

15.                               Deed from Walsh covak 5, LLC, aka Walsh’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 566, aforesaid clerk’s office; and

16.                               Deed from Scott’s Covak 5, LLC, aka Scott’s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 574, aforesaid clerk’s office.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hawthorne Inn at Hilton Head, Emeritus at)

TRACT A:

All that certain piece, parcel or lot of land, lying and being on Hilton Head Island, Beaufort County, South Carolina and being shown and described as Parcel 2-3, Phase I, Palmetto Hall Commercial Park, on a plat thereof entitled “Palmetto Hall Commercial Park, Parcels 1-C, 1-D, 1-e and 2-3 Palmetto Hall Commercial Park, Hilton Head Island, Beaufort County, South Carolina for Greenwood Development Corporation”, said plat being prepared by Hussey, Gay, Bell & DeYoung, Inc., Consulting Engineers, Savannah, Georgia, James M. Sims, S.C. Reg. L.S. #13169, said plat being dated December 17, 1997, as latest revised June 3, 1998, recorded in Plat Book 65 at Page 114, Beaufort County Records, on June 15, 1998. For a more detailed description as to the courses and distances, metes and bounds of the above mentioned parcel, reference is had to said plat of record.

TRACT B:

ALL that certain piece, parcel or tract of land lying, and being on Hilton Head Island, Beaufort County, South Carolina, being shown and described as “Former 10’ Right of Way” on a plat entitled “Plat of 0.006 Acre Portion of the Hospital Campus Entrance Road, Palmetto Hall Commercial Park, Hilton Head Island, Beaufort County, South Carolina,” prepared by Hussey, Gay, Bell & DeYoung, Consulting Engineers, James M. Sims, S.C.R.L.S. No. 13169, said plat being dated July 23, 1998, and recorded in the Beaufort County Records in Plat Book 66 at Page 165. Said property is more particularly described by courses and distances, metes and bounds, as follows:

The Point of Beginning is a point which marks the intersection of the southeastern corner of Parcel 2-3 as it intersects the Hospital Campus Entrance Road; from said Point of Beginning proceeding S 54°48’55” W for a distance of 27.58 feet to a point; thence proceeding N 09°48’55” E for a distance of 28.28 feet to a point; thence proceeding S 55°56’29” E for a distance of 21.39 feet to a point which marks the Point of Beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Heartland Park Senior Living Community)

Lot 1, Block 1, Heartland Park Estates, Seward, Seward County, Nebraska, EXCEPT that part more particularly described as follows: Beginning at the Northeasterly corner of Lot 1, Block 1, Heartland Park Estates to the City of Seward, located in the West half on the Northwest Quarter of Section 16, Township 11 North, Range 3 East of the 6th P.M., Seward County, Nebraska also said point is on the West line of the East half on the Northwest Quarter and Tax Lot 29 of said Section 16; thence N 88° 52’ 47” W, (an assumed bearing), and on the Northerly line of Lot 1, Block 1 of said Heartland Park Estates, a distance of 30.01 feet; thence S 00° 03’06” W, 30 feet Westerly of and parallel to the East line of the West half of the Northwest Quarter, of said Section 16, a distance of 730.14 feet to a point on the Southerly line of Lot 1, Block 1 of said Heartland Park Estates; thence S 88° 52’ 47” E, and on the Southerly line of Lot 1, Block 1 of said Heartland Park Estates, a distance of 30.01 feet to the Southeasterly corner of Lot 1, Block 1 of said Heartland Part Estates and also said point is on the East line of the West half on the Northwest Quarter of said Section 16; thence N 00° 03’06” E, and on the East line of the West half of the Northwest Quarter of said Section 16 and Lot 1, Block 1 of said Heartland Park Estates, a distance of 730.14 feet to the point of Beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Heron Pointe Cottage, Emeritus at)

The Land referred to in this policy is described as follows:

Parcel 2, of Partition Plat No. 1998-32, recorded September 9, 1998 in Polk County, Oregon.

Together with a perpetual non-exclusive easement for ingress and egress, as more particularly described in that certain reciprocal easement agreement, recorded February 22, 1995 in Book 299, Page 1019, Book of Records for Polk County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Heron Pointe, Emeritus at)

Parcel 1 of Partition Plat No. 1998-32, recorded September 9, 1998 as Fee No. 452736, Polk County, Oregon.

Together with a perpetual non-exclusive easement for ingress and egress as more particularly described in that certain reciprocal easement agreement, including the terms and provisions thereof, dated September 2, 1994, recorded February 22, 1995 in Book 299, Page 1019, Book of Records for Polk County, Oregon.

Also Together with a 30 foot private access easement and public utility easement as delineated on Partition Plat No. 1998-32, recorded September 9, 1998 in Book of Partition Plats for Polk County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Holiday Lane Estates, Emeritus at)

Lot 1, Block 1, The Covenant Addition, an Addition to the City of North Richland Hills, Tarrant County, Texas, according to the plat recorded in Cabinet A, Slide 3855, Plat Records, Tarrant County, Texas.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Lake Springs Assisted Living and Memory Care Community)

BEING ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 260 OF THE 7TH DISTRICT, GWINNETT COUNTY, GEORGIA, IN THE CITY OF BUFORD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT, SAID POINT BEING AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY OF SOUTH LEE STREET, (100 RIGHT-OF-WAY) AND THE EAST RIGHT-OF-WAY OF MADDOX ROAD, (VARIABLE RIGHT-OF-WAY), THENCE 1442.8 FEET NORTH AND NORTHWESTERLY ALONG SAID NORTHEASTERLY RIGHT-OF-WAY TO A POINT SAID POINT BEING THE TRUE POINT OF BEGINNING. THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC DISTANCE OF 84.60 FEET, THE CHORD OF WHICH BEARS N29°33’29”W FOR A CHORD DISTANCE OF 84.57 FEET TO A POINT THENCE N53°14’01”E. A DISTANCE OF 21.90 FEET TO A POINT; THENCE N36°45’59”W. A DISTANCE OF 46.82 FEET TO A POINT; THENCE S53°14’01”W, A DISTANCE OF 19.34 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 38.54 FEET, THE CHORD OF WHICH BEARS N36°16’27”W FOR A CHORD DISTANCE OF 38.54 FEET TO A POINT; THENCE N39°13’34”W, A DISTANCE OF 109.96 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY; N53°46’26”E, A DISTANCE OF 390.84 FEET TO A POINT; THENCE S35°41’07”E, A DISTANCE OF 283.13 FEET TO A POINT; THENCE S54°18’53”W, A DISTANCE OF 400.09 FEET TO THE TRUE POINT OF BEGINNING.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Lake Springs Senior Living Community Cottages)

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 260 OF THE 7TH LAND DISTRICT, GWINNETT COUNTY, GEORGIA, IN THE CITY OF BUFORD, AND BEING THE PROPERTY OWNED BY SWAN ENTERPRISES, LLC, AS DESCRIBED IN DEED BOOK 15188, PAGE 85 AND A 0.24 ACRE TRACT AS DESCRIBED IN DEED BOOK 15852, PAGE 71, IN THE CLERK OF SUPERIOR COURT, GWINNETT COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SOUTH LEE STREET (100 FEET RIGHT-OF-WAY) LOCATED 1442.8 FEET NORTH AND NORTHWESTERLY AS MEASURED ALONG THE EAST AND NORTHEASTERLY RIGHT-OF-WAY LINE, AND FOLLOWING THE CURVATURE THEREOF, FROM THE POINT OF INTERSECTION OF SAID RIGHT-OF-WAY WITH THE EAST RIGHT-OF-WAY OF SOUTH LEE STREET AND THE NORTHEAST RIGHT-OF-WAY LINE OF MADDOX ROAD; (VARIABLE RIGHT-OF-WAY); SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING. THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING; THENCE RUNNING NORTHWEST ALONG THE NORTHEAST RIGHT-OF-WAY LINE OF SOUTH LEE STREET, AND FOLLOWING THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 84.60 FEET, THE CHORD WHICH BEARS N29°03’36”W FOR A CHORD DISTANCE OF 84.57 FEET TO A POINT; THENCE N53°13’54”E, A DISTANCE Of 21.90 FEET TO A POINT; THENCE N36°46’06”W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S53°13’54”W, A DISTANCE OF 19.39 FEET TO A POINT; THENCE ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 38.54 FEET, THE CHORD WHICH BEARS N36°16’34”W FOR A CHORD DISTANCE OF 38.54 FEET TO A POINT; THENCE N36°13’41”W, A DISTANCE OF 109.96 FEET TO A POINT; THENCE N36°13’41”W, A DISTANCE OF 170.63 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY N53’33’10” E, A DISTANCE OF 174.95 FEET TO A POINT; THENCE N22°29’38”E, A DISTANCE OF 123.64 FEET TO A POINT; THENCE N67°36’35”E, A DISTANCE OF 254.34 FEET TO A POINT; THENCE N67°38’53”E, A DISTANCE OF 204.01 FEET TO A POINT; THENCE S12°28’37”E, A DISTANCE OF 99.59 FEET TO A POINT; THENCE N77°49’39”E, A DISTANCE OF 99.31 FEET TO A POINT; THENCE S74°55’37”E, A DISTANCE OF 228.75 FEET TO A POINT; THENCE S54°18’53”W, A DISTANCE OF 542.52 FEET TO A POINT; THENCE S54°18’53”W, A DISTANCE OF 400.09 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH REAL ESTATE EASEMENT RIGHTS ESTABLISHED BY DECLARATION AND GRANT OF INGRESS/EGRESS EASEMENT RIGHTS BY AND AMONG SWAN ENTERPRISES, LLC. AND ELDER HEALTHCARE DEVELOPERS, L.L.C. DATED JANUARY 8, 1999, AND RECORDED IN DEED BOOK 17914, PAGE 27, RECORDS OF GWINNETT COUNTY, GEORGIA.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Lake Springs Senior Living Community Cottages)

LESS AND EXCEPT THE FOLLOWING:

COMMENCING AT A POINT FOUND ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SOUTH LEE STREET (100 FEET RIGHT-OF-WAY) LOCATED 1442.8 FEET NORTH AND NORTHWESTERLY AS MEASURED ALONG THE EAST AND NORTHEASTERLY RIGHT-OF-WAY LINE, AND FOLLOWING THE CURVATURE THEREOF, FROM THE POINT OF INTERSECTION OF SAID RIGHT-OF-WAY WITH TIE EAST RIGHT-OF-WAY OF SOUTH LEE STREET AND THE NORTHEAST RIGHT-OF-WAY LINE OF MADDOX ROAD; THENCE RUNNING ALONG THE NORTHEAST RIGHT-OF-WAY LINE OF SOUTH LEE STREET, AND FOLLOWING THE ARC Of A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 84.60 FEET, THE CHORD OF WHICH BEARS N 29°33’36” W FOR A DISTANCE OF 84.57 TO A POINT; THENCE ALONG SAID RIGHT-OF-WAY N 53°13’54” E, A DISTANCE. OF 21.90 FEET TO A POINT; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY N 36°46’06” W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S 53°13’54” W, A DISTANCE OF 19.34 FEET TO A POINT; THENCE NORTHWEST ALONG SAID RIGHT-OF-WAY, AND FOLLOWING THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.32 FEET, AN ARC LENGTH OF 38.54 FEET, THE CHORD OF WHICH BEARS N 36°16’34” W FOR A DISTANCE OF 38.54 FEET TO A POINT; CONTINUE THENCE ALONG SAID RIGHT-OF-WAY N 36°13’41” W, A DISTANCE OF 280.59 FEET TO A POINT; SAID POINT BEING THE TRUE POINT OF BEGINNING. THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY N 36°13’41” W, A DISTANCE OF 60.00 FEET TO A POINT; THENCE LEAVING SAID RIGHT- OF-WAY LINE N 72°29’38” E A DISTANCE OF 184.72 FEET TO A POINT; THENCE S 53°32’23” W, A DISTANCE OF 174.95 FEET TO THE TRUE POINT OF BEGINNING;

LESS AND EXCEPT THE FOLLOWING:

COMMENCING AT A POINT, SAID POINT BEING AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY OF SOUTH LEE STREET, (100’ RIGHT-OF-WAY) AND THE EAST RIGHT-OF-WAY OF MADDOX ROAD, (VARIABLE RIGHT-OF-WAY), THENCE 1442.8 FEET NORTH AND NORTHWESTERLY ALONG SAID NORTHEASTERLY RIGHT-OF-WAY TO A POINT, SAID POINT BEING THE TRUE POINT OF BEGINNING. THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 84.60 FEET, THE CHORD OF WHICH BEARS N29°33’29”W FOR A CHORD DISTANCE OF 84.57 FEET TO A POINT; THENCE N53°14’01”E, A DISTANCE OF 21.90 FEET TO A POINT; THENCE N36°45’59”W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S53°14’01”W, A DISTANCE OF 19.34 FEET, TO A POINT; THENCE ALONG A CURVE TO THE LEFT

HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 38.54 FEET, THE CHORD OF WHICH BEARS N36°16’27”W FOR A CHORD DISTANCE OF 38.54 FEET TO A POINT; THENCE N39°13’34”W, A DISTANCE OF 109.96 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY; N53°46’26”E, A DISTANCE OF 390.84 FEET TO A POINT; THENCE S35°41’07”E, A DISTANCE OF 283.13 FEET TO A POINT, THENCE S54°18”53”W, A DISTANCE OF 400.09 FEET TO THE TRUE POINT OF BEGINNING.

APN: R7560 017

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Lassen House Assisted Living)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF RED BLUFF, COUNTY OF TEHAMA, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS;

Lots 4, 5 and 6 of Citrus Heights Colony, as the same is shown on the map filed in the Tehama County Recorder’s Office, December 23, 1913, Book F of Maps page 8.

Excepting therefrom those portions conveyed to the City of Red Bluff in Deeds recorded June 20, 1962, Book 414, page 3, and July 19, 1962 in Book 415, page 189, Official Records of Tehama County.

APN: 033-230-82

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(La Villa Assisted Living and Memory Care Community)

All of Wedgwood Summary Plat, in the City of Roswell, County of Chaves and State of New Mexico, as shown on the Official Plat filed in the Chaves County Clerk’s Office on March 14, 1995 and recorded in Book R of Plat Records, at Page 18.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Magnolia Gardens)

Lot 1 in Block 1 in Tackett 1st Addition to the City of Muskogee, Muskogee County, Oklahoma, according to the official plat thereof.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Maplewood Senior Living Community)

All those certain tracts or parcels of land situate in the City of Bridgeport, Simpson District, Harrison County, West Virginia, and being more particularly bounded and described as follows:

TRACT I: Beginning at a 3/4” x 30” rebar at the northernmost corner of that certain 19.52 acre tract owned by The Heritage, Inc.; thence running with the northerly line of said 19.52 acre tract as resurveyed by Hornor Brothers Engineers during June, 1995, S. 69° 47’ 23” E. for 507.38’ to a track spike at the northeast corner of said 19.52 acre tract; thence running with a portion of the easterly line of said 19.52 acre tract and being a line in common with Grafton Coal Company property as resurveyed, S. 22° 35’ 23” E. for 502.73’ to a point; thence leaving the easterly line of said 19.52 acre tract and running with four calculated lines through said 19.52 acre tract as follows:

S. 90° 00’ 00” W. for 177.21’ to a point; thence S. 6° 13’ 05” W. for 124.62’ to a point; thence S. 64° 33’ 31” W. for 148.34’ to a point; thence S. 76° 19’ 54” W. for 212.84’ to a 3/4” x 30” rebar at the southernmost corner of an 8.63 acre parcel owned by United Hospital Center and being on an original westerly line of the aforementioned 19.52 acre tract; thence running with the common lines of said United Hospital Center and The Heritage, Inc. for two lines as resurveyed as follows:

N. 24° 13’ 17” W. for 133.28’ to a 3’4” x 30” rebar; thence N. 6° 16’ 32” W. for 760.35’ to the place of beginning, containing 8.29 acres and being part of that certain 19.52 acre tract owned by The Heritage, Inc., as recorded in said Clerk’s office in Deed Book No. 1234, at page 425.

TRACT II: Beginning at a point located on the common line between Heritage and Grafton and which bears S. 22° 35’ 23” E. 30.65’ from a track spike at the northeast corner of said Heritage property; thence running through the lands of Grafton with three lines as follows: N. 73° 58’ 51” E. for 47.50’ to a point; thence S. 18° 34’ 09” E. for 421.27’ to a point: thence S. 67° 13’ 51” W. for 17.65’ to a point on the common line of Heritage and Grafton; thence running with said common line, N. 22° 35’ 23” W. for 425.72’ to the place of beginning, containing 0.32 acre.

TRACT III: Beginning at a 3/4” x 30” rebar at the northwest corner of the 19.52 acre tract owned by The Heritage, Inc.; thence running with a westerly boundary of said 19.52 acre tract by survey meridian in a reverse direction S. 06° 16’ 32” E. for 760.35’ to 3/4” x 30” rebar at the westernmost corner of said 19.52 acre tract, thence running with a part of another westerly boundary of said 19.52 acre tract by survey meridian in a reverse direction S. 24° 13’ 17” E. for 133.28’ to a 3/4” x 30” rebar set; thence running by survey meridian through lands of William E. and Elizabeth M. Morton for five lines as follows: S. 84° 49’ 26” W. for 384.44’ to a

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Maplewood Senior Living Community)

3/4” x 30” rebar; thence N. 03° 37’ 57” W. for 121.58’ to a 3/4” x 30” rebar, thence N. 35° 43’ 45” W. for 276.84’ to a twin 12” locust marked with 3 hacks; thence N. 10° 37’ 21” E for 172.36’ to a 3/4” x 30” rebar; thence N. 19° 53’ 46” W. for 145.56’ to a power pole which bears N. 86° 24’ 38’ E. for 101.40’ from a 3/4” x 30” ribar in concrete found on the common line between Lloyd and James Lang and William E. and Elizabeth M. Morton; thence N. 46° 33’ 20” W. for 103.07’ to a 3/4” x 30” rebar (hickory and 2 W. O. stumps gone); thence running by survey meridian N. 41° 36’ 26” E. for 181.84” to a 3/4” x 30” rebar, thence running by survey meridian N. 82° 12’ 37” E. for 389.89’ to the place of beginning and containing 8.63 acres.

Said tract or parcel of land has been determined by a survey to be described as follows:

All that certain tract or parcel of land situate in Simpson District, Harrison County, West Virginia, and being more particularly bounded and described as follows:

Beginning at an iron pin set at the northernmost corner of that certain 19.52 acre tract owned by The Heritage, Inc.; thence running with the northerly line of said 19.52 acre tract S. 69° 47’ 18” E. for 507.39 feet to an iron pin set at the northeast corner of said 19.52 acre tract; thence running with a portion of the easterly fine of said 19.52 acre tract and being a line in common with Grafton Coal Company property as resurveyed, S. 22° 35’ 23” E. for 30.65 feet to an iron pin set; thence running through the lands of Grafton with three lines as follows: N. 73° 58’ 51” E. for 47.50 feet to an iron pin set; thence S. 18° 34’ 09” E. for 421.27 feet to an Iron pin set; thence S. 67° 13’ 51” W. for 17.65 feet to an iron pin set on the common line of Heritage and Grafton; thence running with a portion of the easterly line of said 19.52 acre tract and being a line in common with Grafton Coal Company property as resurveyed, S. 22° 35’ 23” E. for 46.36 feet to an iron pin set; thence leaving the easterly line of said 19.52 acre tract and running with four calculated lines through said 19.52 acre tract as follows: S. 90° 00’ 00” W. for 177.21 feet to a point; thence S. 6° 13’ 05” W. for 124.62 feet to a point thence S. 64° 33’ 31” W. for 148.34 feet to a point; thence S. 76° 19’ 54” W. for 212.82 feet to a point at the southernmost corner of an 8.63 acre parcel now or formerly owned by United Hospital Center and being on an original westerly line of the aforementioned 19.52 acre tract; thence running by survey meridian through lands now or late of William E and Elizabeth M. Morton for five lines as follows: S. 84° 49’ 26” W. for 384.44 feet to a capped pin found; thence N. 03° 37’ 56” W. for 121.58 feet to a capped pin found; thence N. 35° 43’ 45” W. for 276.84 feet to an iron pin set; thence N. 10° 37’ 21” E. for 172.36 feet to an iron pin set; thence N. 19° 53’ 46” W. for 145.56 feet to a power pole; thence N. 46° 33’ 20” W. for 103 07 feet to an iron pin set; thence running by survey meridian N. 41° 36’ 26” E. for 181.84 feet to an iron pin set; thence running by survey meridian N. 82° 12’ 37” E. for 389.89’ to the place of beginning and containing 17.24 acres, more or less, as shown on a survey and plat prepared by LMS Surveying, LLC dated March 7, 2006.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Montclair Park Assisted Living and Memory Care Community)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF KITSAP, STATE OF WASHINGTON, AND IS DESCRIBED AS FOLLOWS:

THAT PORTION OF THE SOUTH THREE-QUARTERS OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 26 NORTH, RANGE 1 EAST, W M, IN KITSAP COUNTY, WASHINGTON, BEING A PARCEL OF LAND DESCRIBED IN STATUTORY WARRANTY DEED DATED JULY 31, 2007, IN AUDITOR’S FILE NO. 200708010231, RECORDS OF KITSAP COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER;

THENCE SOUTH 00°56’50” WEST 330.86 FEET TO THE POINT OF BEGINNING OF SAID PARCEL, DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001 AND THE NORTH LINE OF THE SOUTH THREE-QUARTERS OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER; THENCE NORTH 89°04’02” WEST 1327.00 FEET ALONG THE NORTH LINE OF THE SOUTH THREE-QUARTERS OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER TO THE NORTHWEST CORNER OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001, AND THE TRUE POINT OF BEGINNING;

THENCE ALONG THE WEST LINE OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO 92001, SOUTH 01°06’38” WEST 911.99 FEET TO THE NORTH MARGIN OF LINCOLN ROAD (OLD COUNTY ROAD #37) BEING SAID COUNTY ROAD DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001;

THENCE NORTHEASTERLY ALONG SAID NORTH MARGIN OF ROAD NORTH 81°34’50” EAST 161.40 FEET TO THE POINT OF CURVATURE OF A 1402.40 FOOT RADIUS CURVE TO THE LEFT, THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 05°40’27” FOR AN ARC DISTANCE OF 138 88 FEET TO THE EAST LINE OF THE WEST 6 ACRES DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO 92001;

THENCE ALONG SAID EAST LINE OF THE WEST 6 ACRES, NORTH 01°06’38” EAST 856.45 FEET TO SAID NORTH LINE OF THE SOUTH THREE-QUARTERS OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER BEING THE NORTH LINE OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001;

THENCE LEAVING SAID EAST LINE OF THE WEST 6 ACRES, NORTH 89°04’02” WEST 294.78 FEET TO THE NORTHWEST CORNER OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO. 92001, AND THE TRUE POINT OF BEGINNING;

EXCEPT THE EAST 22 FEET THEREOF (AS CONVEYED TO THE CITY OF POULSBO BY DEED RECORDED UNDER RECORDING NO. 200105160296),

(THE LAND REFERRED TO UNDER VOLUME 100 OF DEEDS, PAGE 428, AUDITOR’S FILE NO 92001 WAS ORIGINALLY DESCRIBED AS FOLLOWS):

THE WEST SIX (6) ACRES OF THE FOLLOWING DESCRIBED TRACT OF LAND:

BEGINNING AT A POINT 20 RODS SOUTH OF THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION FOURTEEN (14) IN TOWNSHIP TWENTY-SIX NORTH OF RANGE ONE EAST OF THE WILLAMETTE MERIDIAN, RUNNING THENCE WEST EIGHTY (80) RODS, THENCE SOUTH TO THE COUNTY ROAD (POULSBO-PORT GAMBLE ROAD),

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Montclair Park Assisted Living and Memory Care Community)

THENCE FOLLOWING THE SAID COUNTY ROAD IN A NORTHEASTERLY DIRECTION TO THE SECTION LINE BETWEEN SECTION 13 AND SECTION 14;

THENCE NORTH TO PLACE OF BEGINNING;

AS SURVEYED LEGAL DESCRIPTION.

THAT PORTION OF THE SOUTH THREE-QUARTERS OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 26 NORTH, RANGE 1 EAST, W. M., IN KITSAP COUNTY, WASHINGTON, MORE PARTICULARLY DESCRIBED AS FOLLOWS.

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 26 NORTH, RANGE 1 EAST, WILLAMETTE MERIDIAN.

THENCE SOUTH 00°56’50” WEST A DISTANCE OF 330 86 FEET; THENCE NORTH 89°04’02” WEST A DISTANCE OF 1,054.22 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89°04’02” WEST A DISTANCE OF 272.78 FEET

THENCE SOUTH 01°06’38” WEST A DISTANCE OF 911.99 FEET;

THENCE NORTH 81°34’50” EAST TO A 1,402 04 FOOT RADIUS CURVE LEFT, A DISTANCE OF 161.40 FEET; THENCE, A LENGTH OF 116.14 FEET ALONG THE ARC OF SAID CURVE, SAID CURVE HAVING A CHORD BEARING OF NORTH 79°11’53” EAST AND A CHORD DISTANCE OF 116 11 FEET;

THENCE NORTH 01°06’38” EAST A DISTANCE OF 862.17 FEET TO THE POINT OF BEGINNING:

SITUATE IN THE CITY OF POULSBO, COUNTY OF KITSAP, STATE OF WASHINGTON.

APN 142601-4-012-2007

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Mountain View, Emeritus at)

The Land referred to in this policy is described as follows:

A Leasehold Estate in and to the following described premises, as created by that certain Lease dated January 1, 1994, as amended by Lease Amendment No.1 to Ground Lease Agreement dated May 12, 1995, and by Lease Amendment No.2 to Ground Lease Agreement, dated September 15, 1995 (Ground Lease), executed by Ashland Community Hospital Foundation, an Oregon nonprofit corporation, as Lessor, and Ashland Retirement Residence Limited Liability Company, an Oregon limited liability company, as Lessee, as referenced in the document entitled Memorandum of Ground Lease, which was recorded September 25, 1995, at 95-26985 for the term, upon and subject to all the provisions contained in said document, and in said lease:

Real property in the City of Ashland, County of Jackson, State of Oregon, described as follows:

COMMENCING AT THE NORTHWEST CORNER OF DONATION LAND CLAIM NO.40 IN TOWNSHIP 39 SOUTH, RANGE 1 EAST, OF THE WILLMETTE MERIDIAN, JACKSON COUNTY, OREGON; THENCE SOUTH 00° 02’ 57”1 WEST, ALONG THE WESTERLY LINE OF SAID CLAIM, 271.98 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF THE CENTRAL OREGON AND PACIFIC RAILROAD, (FORMERLY SOUTHERN PACIFIC COMPANY RAILROAD), FOR THE TRUE POINT OF BEGINNING; THENCE, CONTINUE SOUTH 00° 02’ 57” WEST. 256.95 FEET TO AN ANGLE POINT IN THE EASTERLY LINE OF TRACT “A” OF VOLUME 585, PAGE 35, JACKSON COUNTY, OREGON, DEED RECORDS; THENCE SOUTH 28° 10 13” EAST, ALONG SAID EASTERLY LINE AND THE EASTERLY LINE OF VOLUME 411, PAGE 113, SAID DEED RECORDS, 126.03 FEET TO THE SOUTHEASTERLY CORNER THEREOF; THENCE SOUTH 61° 41’ 47” WEST, ALONG THE SOUTHERLY LINE OF SAID LATTER MENTIONED TRACT, 200.00 FEET TO THE EASTERLY RIGHT OF WAY LINE OF NORTH MAIN STREET; THENCE SOUTH 28° 10 13” EAST. ALONG SAID EASTERLY LINE, 296.20 FEET TO THE SOUTHWESTERLY CORNER OF LOT 1, BLOCK 13 IN THE CITY OF ASHLAND, ACCORDING TO THE OFFICIAL 1888 PLAT THEREOF, IN SAID JACKSON COUNTY; THENCE NORTH 61° 41’ 47” EAST, ALONG THE SOUTHERLY LINE OF SAID LOT, 200,00 FEET TO THE SOUTHEASTERLY CORNER THEREOF; THENCE NORTH 28° 10’ 13” WEST, ALONG THE EASTERLY LINE OF SAID LOT, 41.42 FEET; THENCE, LEAVING SAID EASTERLY LINE, NORTH 60° 59’ 05” EAST, TO AND ALONG THE NORTHERLY LINE OF GLENNVIEW ESTATES, A PLANNED UNIT DEVELOPMENT TO THE CITY OF ASHLAND, 276.09 FEET TO THE AFOREMENTIONED SOUTHERLY RIGKT OF WAY LINE OF THE CENTRAL OREGON AND PACIFIC RAILROAD, (FORMERLY SOUTHERN PACIFIC COMPANY RAILROAD); THENCE, ALONG SAID SOUTHERLY LINE, ALONG THE ARC OF A 3407.87 FOOT RADIUS RAILROAD CURVE TO THE LEFT (THE LONG CHORD TO WHICH BEARS NORTH 42° 32’ 36” WEST, 622.64 FEET), AN ARC DISTANCE OF 623.51 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE STATE OF OREGON, BY AND THROUGH ITS DEPARTMENT OF TRANSPORTATION, AS DESCRIBED IN DOCUMENT NO. 95-15462, OFFICAL RECORDS OF JACKSON COUNTY, OREGON.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Orchard Park Assisted Living and Memory Care)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF CLEARLAKE, COUNTY OF LAKE, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

Lying within Section 21, Township 13 North, Range 7 West, M.D.M., in the County of Lake, State of California and within the lands of James W. Wilder, as described in a Deed recorded December 13, 1991, as Document Number 91-025446 of Official Records of Lake County, being Parcels One and Two, as shown on a map filed April 12, 1985 in Book 26 of Parcel Maps, at page 28, lake County Records, described as follows:

A portion of Parcels One and Two, as shown on the above mentioned Book 26 of Parcel Maps, at Page 28, more particularly described as follows:

BEGINNING at a point on the South line of said Parcel One, distant thereon South 89° 34’ 30” East; 438.75 feet from the Southwest corner thereof; thence parallel to the West line of said Parcel One, South 00° 54’ 00” West, 55.08 feet; thence, South 89° 34’ 30” East, 250.00 feet; thence parallel to the West line of said Parcel One, North 00° 54’ 00” East, 430.00 feet to the South line of Burns Valley Road, said line being the South line of a 25 foot. Roadway and Public Easement as shown on said Parcel Map; thence along said South line of Burns Valley Road North 89° 34’ 28” West, 250.00 feet to the Northeast corner of that certain parcel of land conveyed to the City of Clearlake, in a Deed recorded July 18, 1991, Document No. 91-014387, Official Records of Lake County; thence parallel to the West side of said Parcel One and continuous to last said City of Clearlake parcel South 00° 54’ 00” West, 364.92 feet to the Point of Beginning.

Pursuant to Lot Line Adjustment No. 01-99, Recorded July 12, 1999 as Instrument No. 99-011880, Lake County Records.

APN: 010-026-420-000

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Palm Court, Emeritus at)

ALL that certain piece, parcel or lot of land, together with the improvements thereon, situate, lying and being in the Town of Hilton Head, In the County of Beaufort, State of South Carolina, and being shown and delineated as Parcel 9 on a plat of subdivision of Tax Parcel No. 510-004-0027, Palmetto Hall Commercial Park for Greenwood Development Corporation by Hussey, Gay, Bell & DeYoung dated August 23, 1995, revised July 7, 1998, and being further shown and delineated as 5.177 acres on a plat prepared for Sterling House Corporation by Cox and Dinkins, Inc., dated August 9, 1998 and recorded in the Beaufort County Records in Plat Book 66 at Page 193. For a more complete description as to courses, distances, metes and bounds, reference may be bad to the above stated plat of record.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Palm Village, Emeritus at)

ALL that certain piece, parcel or lot of land, lying and being an Hilton Head Island, Beaufort County, South Carolina and being shown and described as Parcel 12-13, Phase 1, Palmetto Hall Commercial Park, on a plat thereof entitled “Palmetto Hall Commercial Park Phase I, Lands of Greenwood Development Corporation, being a portion of the Palmetto Hall Commercial Tract, Hilton Head Island, Beaufort County, south Carolina for Greenwood Development Corporation,” said plat being prepared by Hussey, Gay, Bell & DeYoung, Inc., Consulting Engineers, Savannah, Georgia, James M. Sims, S.C. Reg. L.S. #13169, said plat being dated February 23, 1998, and recorded In Plat Book 64 at Page 133, Beaufort County Records, on April 8, I998. For a more detailed description as to the courses and distances, metes and bounds of the above mentioned parcel, reference is had to said plat of record.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(South Hill, Emeritus at)

(Parkway Village)

The West Half of the Northeast Quarter of the Northwest Quarter of the Southeast Quarter of Section 3, Township 24 North, Range 43 East of the Willamette Meridian, in Spokane County, Washington;

EXCEPT the East 65 feet of the North 195 feet;

ALSO EXCEPT the West 100 feet of the East 165 feet of the North 204 feet;

ALSO EXCEPT 57th Avenue Right of Way;

ALSO EXCEPT that portion conveyed to Spokane County by Warranty Deed recorded October 9, 1997, under Auditor’s File No. 4149497;

Also described as follows;

That portion of the West Half of the Northeast Quarter of the Northwest Quarter of the Southeast Quarter of Section 3, Township 24 North, Range 43 East, of the Willamette Meridian, more particularly described as follows:

COMMENCING at the center of said Section 3;

Thence North 89°38’40” East along the North line of the Southeast Quarter of said Section 3, a distance of 668.92 feet;

Thence South 00°13’34” East, a distance of 40.00 feet to the Southerly right of way line of East 57th Avenue and the Point of Beginning;

Thence continuing South 00°13’34” East along the Easterly line of JJ Land 3rd Addition as per plat recorded in Volume 20 of Plats, page 11, records of Spokane County, a distance of 622.06 feet to the intersection of the Northerly line of Rodeo Heights as per plat recorded in Volume 20 of Plats, page 87, records of Spokane County and said Easterly line of JJ Land 3rd Addition;

Thence North 89°34’58 East along said Northerly line of Rodeo Heights, a distance of 334.65 feet to the intersection of said Northerly line of Rodeo Heights and the Westerly line of Browne Park Addition as per plat recorded in Volume “1” of Plats, page 27, records of Spokane County;

Thence North 00°13’52” West along said Westerly line of Browne Park Addition, a distance of 466.70 feet;

Thence South 89°38’40” West, a distance of 65.00 feet;

Thence South 00°07’08” East, a distance of 9.00 feet;

Thence South 89°38’40” West, a distance of 100.04 feet;

Thence North 00°13’52” West, a distance of 164.00 feet to said Southerly right of way line of East 57th Avenue;

Thence South 89°38’40”, West along said Southerly right of way line of East 57th Avenue and parallel to said Northerly line of the Southeast Quarter of Section 3, a distance of 169.53 feet to the True Point of Beginning;

Situate in the County of Spokane, State of Washington.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(The Plaza at Sun Mountain Independent and Assisted Living Community)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF CL ARK STATE OF NEVADA, AND IS DESCRIBED AS FOLLOWS:

Parcel I:

Lot One (1) as shown in File 88 of Parcel Maps, Page 83, in the Office of the County Recorder of Clark County, Nevada.

Parcel II:

Non-exclusive easements for ingress and egress of pedestrian and vehicular traffic as set forth in that certain document entitled “Agreement for Reciprocal Access Easement” recorded December 2, 2005, in Book 20051202, as Instrument No. 01981 of Official Records, Clark County, Nevada.

APN: 138-14-501-002

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Quail Hollow Memory Care Community)

A portion of Lots 2 and 3, Block 732, PLAT OF RICHLAND, according to the Plat thereof recorded in Volumes 6 and 7 of Plats, records of Benton County, State of Washington, being more particularly described as follows:

Commencing at the Southeast corner of said Block 732;

thence North 01°05’48” West along the East line thereof 779.09 feet to the Southerly right-of-way line of Torbett Street;

thence South 88°54’12” West along said right-of-way 410.93 feet to the True Point of Beginning:

thence leaving said right-of-way, South 01°05’48” East 376.96 feet;

thence South 88°54’12” West 278.90 feet;

thence North 01°05’48” West 181.18 feet;

thence South 88°54’12” West 32.72 feet;

thence North 01°05’48” West 53.93 feet;

thence North 88°54’12” East 180.05 feet;

thence North 01°05’48” West 143.86 feet to the Southerly right-of-way of Torbett Street;

thence North 88°54’12” East along said right-of-way 129.53 feet to the True Point of Beginning.

EXCEPT real property situated in Lots 2 and 3, Block 732, Plat of Richland, according to the plat thereof recorded in Volume 6 and 7 of Plats, records of Benton County, Washington, and being more particularly described as follows.

Commencing at the Southeast corner of said Block 732;

thence North 01°05’48” West along the East line thereof 779.09 feet to the Southerly right-of-way line of Torbett Street;

thence South 88°54’12” West along said right-of-way 410.93 feet;

thence leaving said right-of-way, South 01°05’48” East 378.96 feet;

thence South 88°54’12” West 276.90 feet;

thence North 01°05’48” West, 55.10 feet to the True Point of Beginning;

thence North 88°54’12” East. 49.07 feet;

thence North 01°54’48” West 180.00 feet;

thence South 88°54’12” West, 81.78 feet;

thence South 01°05’48” East, 53.93 feet;

thence North 88°54’12” East 32.72 feet;

thence South 01°05’48” East 126.08 feet to the True Point of Beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Spring Arbor, Emeritus at)

Real property in the City of Rock Hill, County of York, State of South Carolina, described as follows:

ALL THAT CERTAIN PIECE, PARCEL, OR LOT OF LAND, LYING AND BEING IN YORK COUNTY, STATE OF SOUTH CAROLINA, BEING LOCATED AT 1800 INDIA, HOOK ROAD, AND BEING MORE FULLY SHOWN AND DESIGNATED ON PLAT OF PROPERTY SURVEYED FOR SPRING ARBOR ROCK HILL, A VIRGINIA LIMITED PARTNERSHIP, PREPARED BY FISHER-SHERER, INC., DATED SEPTEMBER 16, 1998, LAST REVISED JANUARY 14, 2004, AND RECORDED IN THE OFFICE OF THE CLERK OF COURT FOR YORK COUNTY IN PLAT BOOK C-255 AT PAGE 7, AND HAVING THE FOLLOWING METES AND BOUNDS, TO-WIT:

BEGINNING AT A P.K. NAIL LOCATED AT THE INTERSECTION OF THE CENTERLINES OF THE RIGHTS-OF-WAY OF INDIA HOOK ROAD AND STRATFORD LANE, SAID POINT BEING THE POINT OF COMMENCEMENT (P.O.C.), AND RUNNING THEREFROM N 25°57’08” E FOR A DISTANCE OF 44.51’ TO A 3/4” REBAR THAT IS THE POINT OF BEGINNING (P.O.B); THENCE RUNNING ALONG THE NORTHEASTERN RIGHT-OF-WAY OF INDIA HOOK ROAD N 30°02’00”W FOR A DISTANCE OF 324.99’ TO A 5/8” PIN SET; THENCE CONTINUING ALONG THE NORTHEASTERN RIGHT-OF-WAY OF INDIA HOOK ROAD N 29°48’15” W FOR A DISTANCE OF 23.50’ TO A 5/8” PIN; THENCE TURNING AND RUNNING ALONG THE SOUTHERN RIGHT-OF-WAY OF DILWORTH LANE IN A CIRCULAR CURVE TO THE RIGHT, HAVING A RADIUS OF 20.00’, AN ARC DISTANCE OF 31.50’ AND A CHORD BEARING OF N 14°46’38” E AND A CHORD DISTANCE OF 28.34’ TO A 5/8” PIN; THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF DILWORTH LANE N 59°58’31” E FOR A DISTANCE OF 27.59’, TO A 5/8” PIN, THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF DILWORTH LANE IN A CIRCULAR CURVE TO THE RIGHT, HAVING A RADIUS OF 120.00’, AN ARC DISTANCE OF 32.19’ AND A CHORD BEARING OF N 67°50’33” E AND A CHORD DISTANCE OF 32.10” TO A 5/8” PIN SET; THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF DILWORTH LANE N 75° 14’01” E FOR A DISTANCE OF 163.28” TO A 5/8” PIN SET; THENCE CONTINUING ALONG THE SOUTHERN RIGHT-OF-WAY OF DILWORTH LANE IN A CIRCULAR CURVE TO THE RIGHT, HAVING A RADIUS OF 120.00’, AN ARC DISTANCE OF 157.27’ AND A CHORD BEARING OF S.67°10’57” E AND A CHORD DISTANCE OF 146.26’ TO A 5/8” PIN SET; THENCE TURNING AND RUNNING ALONG PROPERTY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., DB 2069 AT PG. 123, S 10°10’01” E FOR A DISTANCE OF 203.73’ TO A 1/2” PIN; THENCE TURNING AND CONTINUING ALONG PROPERTY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., DB 2069 AT PG. 123 N 59°46’22” E FOR A DISTANCE OF 74.90’ TO A 3/4” REBAR; THENCE TURNING AND CONTINUING WITH PROPERTY OF CORNERSTONE DEVELOPMENT OF THE CAROLINAS, INC., DB 2069 AT PG. 123, S 30°13’44” E FOR A DISTANCE OF 240.01’ TO A 1/2” PIPE; THENCE TURNING AND CONTINUING WITH PROPERTY OF CORNERSTONE DEVELOPMENT OF THE CAROLIN AS, INC., DB 2069 AT PG. 123, S 59°46’15” W FOR A DISTANCE OF 119.07’ TO A 1/2” REBAR, THENCE TURNING AND RUNNING ALONG THE PROPERTY OF MICHAEL A. BAILEY AND LINDA M. BAILEY N 30°12’48” W FOR A DISTANCE OF 240.04’ TO A 1/2” REBAR, THENCE TURNING AND CONTINUING WITH SAID BAILEY PROPERTY S 59°48’32” W FOR A DISTANCE OF 281.66’ TO THE POINT OF BEGINNING.

TOGETHER WITH AN EASEMENT FOR THE NATURAL FLOW OF ANY ON-PREMISE STORM WATER RUNOFF FROM THE WITHIN DESCRIBED TRACT ONTO THE ADJACENT TRACT FORMERLY OF JOHN J. RAGIN, LOUISA R. DILLS, VICTORIA R. LIDDLE , AND W.S. RAGIN, SUBJECT TO THE CONDITIONS AND AS MORE PARTICULARLY SET FORTH IN THOSE CERTAIN DEEDS RECORDED ON JUNE 14, 1994, AT RECORD BOOK 1029, PAGES 202-208, AND AS MODIFIED BY THE FOLLOWING: AGREEMENT AND MODIFICATION OF EASEMENT BY JOHN J. RAGIN AND LOUISA R. DILLS DATED DECEMBER 16, 1994, AND RECORDED DECEMBER 28, 1994, IN RECORD BOOK 1160 AT PAGE 318; AGREEMENT AND MODIFICATION OF EASEMENT BY W. S. RAGIN DATED DECEMBER 16, 1994, AND RECORDED DECEMBER 28, 1994, IN RECORD BOOK 1160 AT PAGE 321; AND AGREEMENT AND MODIFICATION OF EASEMENT BY VICTORIA R. LIDDLE DATED DECEMBER 19, 1994, AND RECORDED DECEMBER 28, 1994, IN RECORD BOOK 1160 AT PAGE 324, IN THE OFFICE OF THE CLERK OF COURT FOR YORK COUNTY, SOUTH CAROLINA.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Sunrise Creek Assisted Living and Memory Care Community)

Tracts G1 and G2

Sunrise Creek II Filing No. 2,

County of Montrose,

State of Colorado

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Main Street, Emeritus at)

(Terrace at Bluegrass)

Land in Sumner County, Tennessee, being Lot Nos. 3A and 3B on the Plan of Final Plat of the Resubdivision of Lot No. 3 of Cash Subdivision of record in Plat Book 17, Page 320, in the Register’s Office for Sumner County, Tennessee, to which Plan reference is hereby made for a more complete description of the property.

Being the same property conveyed to BRE/SW Bluegrass Terrace LLC, a Delaware limited liability company, by deed from Stayton SW Assisted Living, L.L.C., an Oregon limited liavility company, recorded in Record Book 3316, page 95, in the Register’s Office for Sumner County, Tennessee.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Cottages of Albequerque, The)

(The Cottages)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF BERNALILLO, STATE OF NEW MEXICO AND IS DESCRIBED AS FOLLOWS:

Lot numbered Eleven-A (11-A), Tract A, Holiday Park, Unit Eleven (11), Albuquerque, New Mexico, as the same is shown and designated on the plat thereof, filed in the office of the County Clerk of Bernalillo County, New Mexico, on August 23, 1995 in Vol. 95C, folio 320.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Heritage, The)

N. 24° 13’ 17” W. for 133.28’ to a3/4 x 30” rebar; thence N. 6° 16’ 32” W. for 760.35’ to the place of beginning, containing 8.29 acres and being part of that certain 19.52 acre tract owned by The Heritage, Inc. as recorded in said Clerk’s office in Deed Book No. 1234, at page 425.

Said tract or parcel of land has been determined by a survey to be described as follows:

All that certain tract or parcel of land situate in Simpson District, Harrison County, West Virginia, and being more particularly described as follows:

Beginning at an iron pin set at the southernmost corner of a certain tract or parcel owned by The Heritage, Inc. (Deed Book 1234, Page 425); thence running with five surveyed lines as follows: N. 49° 49’ 22” W. for 427.54 feet to an iron pin found; thence N. 59° 35’ 12” W. for 193.01 feet to an iron pin set; thence N. 58° 02’ 00” W. for 392.81 feet to a capped pin found; thence N. 39° 43’ 37” E. for 130.72 feet to a capped pin found; thence N. 03° 11’ 14’ W. for 95.31 feet to a capped pin found southernmost corner of a certain tract or parcel of land owned by Maplewood Community, Inc. (Deed Book 1297 Page 1160); thence N. 84° 49’ 26” E. for 384.44 feet along a southerly line of the aforementioned Maplewood parcel to an iron pin set at a common corner of said Maplewood and Heritage parcel; thence running with four calculated lines as follows: N. 76° 19’ 54” E. for 212.82 feet to a point; thence N. 64° 33’ 31” E. 148.34 feet to a point; thence N. 6° 13’ 05” E. for 124.67 feet to a point; thence S. 90° 00’ 00” W. for 177.21 feet to an iron pin set; thence along the easternmost boundary line of the Heritage, Inc. S. 22° 35’ 23” E. for 834.89 feet to a capped pin found; thence leaving said property line S. 60° 11’ 37” W.561.17 feet to the place of beginning, and containing 16.81 acres, more or less, as shown on a survey and plat prepared by LMS Surveying, LLC dated March 7, 2006.

Together with the easement for ingress to and egress from said tract or parcel of land excepted and reserved by The Heritage, Inc. in a Deed to Maplewood Community, Inc. dated March 25, 1998 and of record in the office of the Clerk of the County Commission of Harrison County, West Virginia, in Deed Book No. 1297, at page 1160.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Heritage, The)

FIRST TRACT

All that certain tract or parcel of land situate near Bridgeport, in Simpson District, Harrison County, West Virginia, as depicted on a plat of survey prepared in August 1999 by Hornor Brothers Engineers of record in the office of the Clerk of the County Commission of Harrison County, West Virginia and incorporated herein by reference, which tract of land is more particularly described as follows:

Beginning at a 3/4” rebar found at the southernmost corner of a certain tract or parcel of land owned by The Heritage, Inc. (Deed Book 1234, Page 425); thence running with five surveyed lines as follows: N. 49° 49’ 22” W. for 427.54 feet to a 3/4” x 30” rebar set with cap; thence N. 59° 35’ 12” W. for 193.01 feet to a 3/4” x30” rebar set with cap; thence N. 58° 02’ 00” W. for 392.81 feet to a 3/4” x 30” rebar set with cap; thence N. 39° 43’ 37” E. for 130.72 feet to a point 3 feet east of a fence post; thence N. 03° 11’ 14” W. for 95.31 feet to a rebar found at the southernmost corner of a certain tract or parcel of land owned by Maplewood Community, Inc. (Deed Book 1297 Page 1160); thence N. 84° 49’ 28” E. for 384.44 feet along a southerly line of the aforementioned Maplewood parcel to a 3/4” rebar found at a common corner of said Maplewood and Heritage parcel; thence S. 24° 13’ 17” E. for 890.25 feet along the westerly line of a certain tract or parcel owned by The Heritage, Inc. to the point of beginning, containing 5.58 acres.

SECOND TRACT

All that certain tract or parcel of land situate in Simpson District, Harrison County, West Virginia, containing 11.23 acres, more or less, and being more particularly described as follows:

Beginning at a point along U.S. Route 50, said point being the northeasternmost corner of the property of The Heritage, Inc.; thence along the easternmost boundary line of The Heritage, Inc. S. 27° 03’ E. 1,337.62 feet to a point; thence leaving said property line S. 55° 44’ W. 561.17 feet to a point; thence N. 28° 39’ W. 1,023.53 feet to a point; thence N. 11° 28’ W. 775.35 feet to a point along U.S. Route 50; thence along U.S. Route 50 S. 74° 15’ E. 507.38 feet to a point, the place of beginning.

Excepting therefrom, that tract of land described below:

TRACT I: Beginning at a 3/4” x 30” rebar at the northernmost corner of that certain 19.52 acre tract owned by The Heritage, Inc.; thence running with the northerly line of said 19.52 acre tract as resurveyed by Hornor Brothers Engineers during June, 1995, S. 69° 47’ 23” E. for 507.38’ to a tract spike at the northeast corner of said 19.52 acre tract; thence running with a portion of the easterly line of said 19.52 acre tract and being a line in common with Grafton Coal Company property as resurveyed, S. 22° 35’ 23” E. for 502.73’ to a point; thence leaving the easterly line of said 19.52 acre tract and running with four calculated lines through said 19.52 acre tract as follows:

S. 90° 00’ 00” W. for 177.21’ to a point thence S. 6° 13’ 05” W. for 124.62’ to a point; thence S. 64° 33’ 31” W. for 148.34’ to a point; thence S. 76° 19’ 54” W. for 212.84’ to a 3/4” x 30” rebar at the southernmost corner of an 8.63 acre parcel owned by United Hospital Center and being on an original westerly line of the aforementioned 19.52 acre tract; thence running with the common lines of said United Hospital Center and The Heritage, Inc. for two lines as resurveyed as follows:

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(The Oaks, Emeritus at)

Lot 1, Block 2, Vintange Hill First Addition to the City of Wayne, Wayne County, Nebraska; and Lot 20, Block 5, Vintange Hill 2nd Addition to the City of Wayne, Wayne County, Nebraska.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Bellevue Place, Emeritus at)

(Waterford in Bellevue)

Land in Davidson County, Tennessee, being Lot No. 3 on the Plan of Resubdivision of Lots 9 and 10, Bellevue Professional Park of record in Book 9700, page 782, in the Register’s Office for Davidson County, Tennessee, to which Plan reference is hereby made for a more complete description of the property.

Being the same property conveyed to BRE/SW Waterford in Bellevue LLC, by deeds recorded as Instrument Nos. 20100823-0066480, 20100823-0066481 and 20100823-00066482, in the Register’s Office of Davidson County, Tennessee.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Willows Assisted Living and Memory Care Community, The)

Being Lot One (1), of the Replat of Lot 1-B of POST OAK CROSSING, an Addition to the City of Sherman, Texas, as shown by Plat of record in Volume 10, Page 13, Plat Records, Grayson County, Texas.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Cordova, Emeritus at)

Land situated in Shelby County, Tennessee:

Part of the Applingwood Planned Development (P.D. 88-321CC) situated in Shelby County, Tennessee:

Commencing at the tangent intersection of the southwest R.O.W. line of Appling Road (108 foot R.O.W.) with the northwest dedicated R.O.W. line of Dexter Grove Drive (68 foot R.O.W. - not improved); thence South 48 degrees 19 minutes 56 seconds West along said northwest line 17.08 feet to a point of curve; thence Southwestwardly, along said northwest line, along a curve to the left having a radius of 859.00 feet (central angle - 14 degrees 07 minutes 23 seconds, chord bearing - South 41 degrees 16 minutes 18 seconds West, chord distance - 211.20) an are distance of 211.74 feet to a point; thence South 34 degrees 12 minutes 36 seconds West - 56.37 feet to a point in the north line of the Shelby County Conservation Board property (Book 5529 - Page 4, Shelby County Register’s Office - S.C.R.O); thence South 89 degrees 21 minutes 47 seconds West along said north line 4.65 feet to the true Point of Beginning, thence continuing along the north line of said Shelby County property South 89 degrees 21 minutes 47 seconds West - 647.03 feet to a point in the east line of Bridgewater Subdivision (Plat Book 10, Page 50 S.C.R.O.); thence along said east line North 00 degrees 45 minutes 40 seconds West - 47.35 feet to a point being the northeast corner of Lot 100, Bridgewater Subdivision; thence North 00 degrees 29 minutes 24 seconds West - 149.61 feet to a point being the northeast corner of Lot 101, Bridgewater Subdivision; thence North 00 degrees 40 minutes 49 seconds West along said east line 191.60 feet to a point; thence North 90 degrees 00 minutes 00 seconds East - 300.38 feet to a point of curve; thence Northeastwardly along a curve to the left having a radius of 149.94 feet (central angle - 22 minutes 49 minutes 47 seconds; chord bearing - North 78 degrees 35 minutes 07 seconds East; Chord distance - 59.35 feet) an arc distance of 59.74 feet to a point; thence South 36 degrees 39 minutes 53 seconds East - 490.05 feet to the Point of Beginning.

Together with Reciprocal Maintenance, Ingress and Egress Agreement recorded at Instrument No. FT 4121, as amended by Amended and Restated Reciprocal Maintenance, Ingress and Egress Agreement recorded at Instrument No. FU 6982, both recordings in the Register’s Office of Shelby County, Tennessee.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Woodstock Estates, Emeritus at)

All that tract or parcel of land lying and being in Land Lot 1212 of the 15th District, 2nd Section, Cherokee County, Georgia, and being more particularly described as follows:

To find the true point of beginning, begin at the point of intersection of the West right of way line of Professional Parkway (formerly known as Tucker Road) (a 60' right of way) with the North right of way line of Stockwood Drive (a 50-foot right of way); run thence northerly along the West right of way line of Professional Parkway a distance of 317.74 feet to a point, which is the true place or point of beginning; from said beginning point as thus established, run thence leaving said right of way North 88 degrees 49 minutes 03 seconds West a distance of 514.37 feet to a point; run thence North 26 degrees 01 minutes 17 seconds East a distance of 214.28 feet to a point; run thence North 19 degrees 26 minutes 10 seconds West a distance of 98.56 feet to a point; run thence North 68 degrees 22 minutes 16 seconds East a distance of 99.39 feet to a point; run thence South 89 degrees 17 minutes 36 seconds east a distance of 141.46 feet to a point on the West right of way line of Professional Parkway; run thence South and Southeast along the West right of way line of Professional Parkway, and following the arc of a curve to the left, having a radius of 205.00 feet, and a chord of South 24 degrees 31 minutes 48 seconds East 112.81 feet, an arc distance of 114.28 feet to a point; run along said right of way line South 40 degrees 30 minutes 00 seconds East a distance of 216.68 feet to a point; continue thence southeast along said right of way line, and following the arc of a curve to the right, having a radius of 146.31 feet and a chord bearing South 26 degrees 26 minutes 55 seconds East 71.05 feet, an arc distance of 71.77 feet to a point; which is the true place or point of beginning.

Together with land contained Easement Agreement from Pierce Neese R. Max Stancil and Steven L. Stancil to Kramer Holdings, Inc., dated 12/13/1995, recorded in Deed Book 2256 Page 114, Cherokee County, Georgia Records.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(River Road Assisted Living Residence)

Parcel 1:

Lots 12, 13 and 14, FIR DALE, in the City of Keizer, County of Marion and State of Oregon.

Save and except that portion conveyed to Marion County by deed recorded July 3, 1982 in Reel 267, Page 1115.

Parcel 2:

Beginning at a point in the middle of River Road, said point being 3954.93 feet South from the Northeast corner of Donation Land Claim of T. D Keizer, et ux, in Township 7 South, Range 3 West of the Willamette Meridian in Marion County, Oregon, and running thence South 0 “ 50’ East along the center line of said River Road 100 feet; thence South 89 “ 56’ East 230 feet; thence North 0 “ 50’ West parallel to the center line of said River Road 100 feet; thence North 89 “ 56’ West 230 feet to the place of beginning.

Save and except that portion conveyed to Marion County, a political subdivision of the State of Oregon, recorded January 7, 1981 in Reel 237, Page 1675.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Windfield Village Retirement and Residential Care Community)

Parcel 2, PARTITION PLAT NO. 1990-114, in the City of Wilsonville, County of Clackamas and State of Oregon.

EXHIBIT A-3

(List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

[See attached.]

Exhibit A-3

EXHIBIT A-3

(List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
Lease Pool 3

656	Absaroka	2401 Cougar Ave	Cody	WY	HCP SH ELP3 Properties, LLC	46	[***]	46-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

530	Apple Ridge	1640 South Quebec Wy	Denver	CO	HCP SH ELP1 Properties, LLC	66	[***]	66-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

557	Cambridge Place	1104 Sixth Ave N	Great Falls	MT	HCP SH ELP3 Properties, LLC	61	[***]	61-unit independent living and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

633	Carriage Inn	401 Northshore Blvd	Portland	TX	HCP SH ELP3 Properties, LLC	110	[***]	94-unit independent living, 16-unit cottage and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

575	Cedar Ridge	10107 S Garnett Rd	Broken Arrow	OK	HCP SH ELP3 Properties, LLC	62	[***]	5-unit cottage, 45-unit assisted living care, 12-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

590	Century Fields	181 South 5Th St	Lebanon	OR	HCP SH ELP3 Properties, LLC	92	[***]	9-unit cottage, 83-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

552	Champlin Shores	119 Hayden Lake Rd	Champlin	MN	HCP SH ELP3 Properties, LLC	133	[***]	119-unit assisted living care, 14-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

586	Chestnut Lane	1219 NE 6Th St	Gresham	OR	HCP SH ELP3 Properties, LLC	70	[***]	70-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

550	Culpepper Place	2121 New Holt Rd	Paducah	KY	HCP SH ELP3 Properties, LLC	61	[***]	61-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

639	Dry Creek	818 E Mountain View Ave	Ellensburg	WA	HCP SH ELP3 Properties, LLC	75	[***]	5-unit cottage, 70-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	6 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2026.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-3

(List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
591	Hillside	300 NW Hillside Parkway	Mcminnville	OR	HCP SH ELP1 Properties, LLC	324	[***]	138-unit independent living, 99-unit cottage, 47-unit assisted living care, 20-unit Alzheimer’s care, 20-unit skilled nursing facility and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

539	Lake Pointe	45 E Walnut St	Hartwell	GA	HCP SH ELP3 Properties, LLC	34	[***]	21-unit assisted living care, 13-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

609	Laurel Gardens	1938 Mountain Laurel Ct	Florence	SC	HCP Senior Housing Properties Trust	61	[***]	51-unit assisted living care, 10-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

651	Legacy Gardens	1601 Wheeler Rd	Madison	WI	HCP SH ELP1 Properties, LLC	62	[***]	62-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	6 Years	[***]	[***]

625	Medallion	12400 Preston Rd	Dallas	TX	HCP SH ELP3 Properties, LLC	101	[***]	77-unit assisted living care, 24-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

641	Moses Lake	8425 Aspi Blvd	Moses Lake	WA	HCP SH ELP3 Properties, LLC	74	[***]	4-unit cottage, 70-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

533	Mountain Laurel	1177 Hebron Ave	Glastonbury	CT	HCP SH Mountain Laurel, LLC	81	[***]	63-unit assisted living care, 18-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

548	Northpark Place	2562 Pierce St	Sioux City	IA	HCP SH ELP3 Properties, LLC	106	[***]	48-unit independent living, 58-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

652	Oakridge	5625 Sandpiper Dr	Stevens Point	WI	HCP SH Oakridge, LLC	147	[***]	56-unit independent living, 75-unit assisted living care, 16-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

592	Osprey Court	320 SW Hill Rd	Mcminnville	OR	HCP SH ELP3 Properties, LLC	31	[***]	31-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2026.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-3

(List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
595	Oswego Springs	11552 SW Lesser Rd	Portland	OR	HCP SH ELP3 Properties, LLC	68	[***]	68-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

561	Park Avenue Estates	1811 Ridgeway Dr	Lexington	NE	HCP SH ELP1 Properties, LLC	76	[***]	23-unit independent living, 53-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	6 Years	[***]	[***]

596	Park Place OR	8445 SW Hemlock St	Portland	OR	HCP SH ELP1 Properties, LLC	112	[***]	112-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

538	Peachtree Village GA	199 W West Gary Rd	Commerce	GA	HCP SH ELP3 Properties, LLC	54	[***]	12-unit cottage, 27-unit assisted living care, 15-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

629	Plaza on the River	135 Plaza Dr	Kerrville	TX	HCP SH ELP1 Properties, LLC	245	[***]	143-unit independent living, 38-unit assisted living care, 64-unit skilled nursing facility and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

600	Rose Valley	33800 SE Frederick St	Scappoose	OR	HCP SH ELP3 Properties, LLC	64	[***]	64-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

665	Rose Valley Cottages	33800 SW Fredrick St	Scappoose	OR	HCP SH ELP3 Properties, LLC	15	[***]	15-unit cottage and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

566	Sandia Springs	1000 Riverview Dr Se	Rio Rancho	NM	HCP SH ELP3 Properties, LLC	113	[***]	12-unit cottage, 84-unit assisted living care, 17-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

597	Sellwood Landing	8517 SE 17Th Ave	Portland	OR	HCP SH Sellwood Landing, LLC	89	[***]	89-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

640	Spring Estates	7221 NE 182nd St	Kenmore	WA	HCP SH ELP3 Properties, LLC	92	[***]	72-unit assisted living care, 20-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2026.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-3

(List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
670	Spring Meadow Cottages	1357 Redwood Cir	Grants Pass	OR	HCP SH ELP3 Properties, LLC	28	[***]	28-unit cottage and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

667	Spring Meadow Retirement	1357 Redwood Cir	Grants Pass	OR	HCP SH ELP3 Properties, LLC	122	[***]	122-unit independent living and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

543	Spring Mountain	1790 Powder Springs Rd SW	Marietta	GA	HCP SH ELP3 Properties, LLC	57	[***]	44-unit assisted living care, 13-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

584	Spring Pointe	1400 Redwood Cir	Grants Pass	OR	HCP SH ELP3 Properties, LLC	56	[***]	56-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

585	Spring Village	1420 Redwood Cir	Grants Pass	OR	HCP SH ELP3 Properties, LLC	82	[***]	12-unit cottage, 70-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	10 Years and 11 Months	[***]	[***]

545	Stone Mountain	1745 Parke Plaza Cir	Stone Mountain	GA	HCP SH ELP1 Properties, LLC	40	[***]	30-unit assisted living care, 10-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

657	Sugarland Ridge	1551 Sugarland Dr	Sheridan	WY	HCP SH ELP1 Properties, LLC	67	[***]	12-unit cottage, 55-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

541	Sweetwater Springs	1600 Lee Rd	Lithia Springs	GA	HCP SH ELP1 Properties, LLC	54	[***]	36-unit assisted living care, 18-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	6 Years	[***]	[***]

546	Terrace at Woodstock	756 Neese Rd	Woodstock	GA	HCP SH ELP3 Properties, LLC	72	[***]	58-unit assisted living care, 14-unit Alzheimer’s care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

468	Villa Del Rey Retirement	2801 N Kentucky Ave	Roswell	NM	HCP SH ELP1 Properties, LLC	131	[***]	131-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2026.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-3

(List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

							Stable		Lease Term			Initial Annual Allocated Minimum	Allocated Initial
ID#	Facility Name	Address	City	State	Lessor	Total Units	/ Non- Stable	Primary Intended Use	Initial*	1st Extension	2nd Extension	Rent (in $MM)	Investment (in $MM)
562	Willow Ridge	1500 East 11th St	Mc Cook	NE	HCP SH ELP1 Properties, LLC	91	[***]	57-unit independent living, 34-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	6 Years	[***]	[***]

	Total Lease Pool 3 (41 Properties)					3,525			14 Years	10 Years	9 Years	[***]	[***]

Lease Pool 3 Potential Facility**

589	Eldorado Heights	2130 N Eldorado Ave	Klamath Falls	OR	HCP SH Eldorado Heights, LLC	60	[***]	60-unit assisted living care and such other uses necessary or incidental to such use	14 Years	10 Years	9 Years	[***]	[***]

* Initial Term shall commence on October 31, 2012 and expire on September 30, 2026.

** The foregoing facility listed under the heading “Lease Pool 3 Potential Facility” may be acquired by Lessor or an Affiliate of Lessor pursuant to the Purchase Agreement after the Commencement Date.  Such facility shall not constitute a “Facility” or be included in the “Leased Property” unless and until this Lease is amended in accordance with the provisions of Section 45.1.20.3 to include such facility in the “Leased Property”.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A

LEGAL DESCRIPTION
(Absaroka, Emeritus at)

Lot 18, Deer Haven Addition to the City of Cody, according to the official plat filed May 6, 2002 in Book G of Plats, at page 81, Park County, Wyoming.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Highline, Emeritus at)

(Apple Ridge)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF ARAPAHOE, STATE OF COLORADO, AND IS DESCRIBED AS FOLLOWS:

Parcel A:

Lot 1,

Skyview Village Subdivision Filing No. 2,

County of Arapahoe,

State of Colorado.

Parcel B:

Non-exclusive easement for pedestrian and vehiclular access as set forth and more fully described in that certain Driveway Easement and Maintenance Agreement recorded February 17, 2004 at Reception No. B4028351,

County of Arapahoe,

State of Colorado.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Cambridge Place, Emeritus at)

Lots 1, 2, 3, 4, 5, 6 and 7, of Certificate of Survey 3017 filed July 26, 1994, located in Lots 1, 2, 3, 4, 5, 6 and 7, Block 180, GREAT FALLS WATER POWER AND TOWNSITE COMPANY’S FIRST ADDITION to Great Falls, Townsite, Cascade County, Montana.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Carriage Inn, Emeritus at)

Lot One (1), Block Fifteen (15), NORTH SHORE UNIT THREE (3), an Addition to the Town of Portland in San Patricio County, Texas, as shown by map or pint of same recorded under County Clerk’s File No. 343755 Real Property Records of San Patricio County, Texas, and in Envelope A-46, Tube 32-3, Map Records of San Patricio County, Texas.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Cedar Ridge, Emeritus at)

TRACT 1

Lot One (1), Block One (1), THE VYNE AT CEDAR RIDGE II, an Addition to the City of Broken Arrow, Tulsa County, State of Oklahoma, according to the recorded plat thereof.

TRACT 2

Lot One (1), Block One (1), THE VYNE AT CEDAR RIDGE, an Addition to the City of Broken Arrow, Tulsa County, State of Oklahoma, according to the recorded plat thereof.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Century Fields, Emeritus at)

The Land referred to in this policy is described as follows:

Parcel 1 of Partition Plat No. 2004-74, recorded December 29, 2004 in the Record of Partition Plats for Linn County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Champlin Shores Assisted Living)

The West 387.85 feet of the East 520 35 feet of the South 445.5 feet of the Southwest Quarter of the Southwest Quarter of Section 19, and the North 220.5 feet of the South 445 5 feet of the West 113 9 feet of the East 634 25 feet thereof, and the North 33 feet of the South 478 5 feet of the West 341 81 feet of the East 634.25 feet thereof, except the Southerly 33 00 feet for road purposes, Section 19, Township 120, Range 21, Hennepin County, Minnesota.

Abstract Property

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Chestnut Lane Assisted Living Community)

TRACT 1:

Parcel 2, PARTITION PLAT NO. 2001-57, in the City of Gresham, County of Multnomah and State of Oregon.

EXCEPTING THEREFROM that portion described in Dedication Deed to the public recorded October 17, 2003, as Fee No. 2003-249227,

ALSO EXCEPTING THEREFROM that portion described in Dedication Deed to the public recorded October 17, 2003, as Fee No. 2003-249228.

TRACT 2:

A Private fire land easement over the Westerly portion of Parcel 3 as set forth on PARTITION PLAT NO. 2001-57, in the City of Gresham, County of Multnomah and State of Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Culpepper Place Assisted Living Community)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF McCRACKEN, STATE OF KENTUCKY, AND IS DESCRIBED AS FOLLOWS:

Real Property

Legal Description

Real property in the City of Paducah, County of McCracken, State of Kentucky, described as follows:

Being a 5.6197 acre tract, depicted as Tract A, on the Waiver of Subdivision Plat for Paducah Assisted Living, LLC, of record in Plat Section L, Page 1720, in the McCracken County Court Clerk’s Office.

Being in all respects the same property conveyed to BRE/SW CULPEPPER PLACE, LLC, by the following deeds:

1.                                      Deed from SWP’s Culpepper Place, LLC, dated July 27, 2010, of record in Deed Book 1202, page 9, McCracken County Clerk’s Office;

2.                                      Deed from Baxter’s Culpepper Place, LLC, dated August 5, 2010, of record in Deed Book 1202, page 18, aforesaid clerk’s office;

3.                                      Deed from Evonuk’s Culpepper Place, LLC, dated August 5, 2010, of record in Deed Book 1202, page 27, aforesaid clerk’s office;

4.                                      Deed from Levine’s Culpepper Place, LLC, dated August 5, 2010, of record in Deed Book 1202, page 36, aforesaid clerk’s office;

5.                                      Deed from Yudess’ Culpepper Place, LLC, dated August 5, 2010, of record in Deed Book 1202, page 46, aforesaid clerk’s office;

6.                                      Deed from Parrish’s Culpepper Place, LLC, dated August 5, 2010, of record in Deed Book 1202, page 55, aforesaid clerk’s office; and

7.                                      Deed from Stayton SW Assisted Living LLC, et al., by deed dated August 5, 2010, of record in Deed Book 1201, page 742, aforesaid clerk’s office.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Dry Creek Assisted Living Community)

The Land referred to herein below is situated in the County of Kittitas, State of Washington, and is described as follows:

Lot 2, of BETH-EL CHRISTIAN SHORT PLAT, Short Plat No. CSP 82-05, recorded July 26, 1981, in Book B of Short Plats, page 60, under Auditor’s File No. 463030, records of Kittitas County, State of Washington; being a portion of Section 12, Township 17 North, Range 18 East, W.M., in the County of Kittitas, State of Washington.

Tax Parcel No: 17-18-12052-0006 (796636)

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Hillside Assisted Living, Terrace at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S. F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a 3/4 inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor. Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the West line of COUNTRY CROSSINGS to

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside Assisted Living, Terrace at)

the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South line of Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Hillside Memory Care, Courtyard at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S. F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a 3/4 inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor. Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the West line of COUNTRY CROSSINGS to

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside Memory Care, Courtyard at)

the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South line of Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside Retirement Community)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S. F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a 3/4 inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor. Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the West line of COUNTRY CROSSINGS to

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside Retirement Community)

the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South line of Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside Retirement Community, Garden Cottages at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S. F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a 3/4 inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor. Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the West line of COUNTRY CROSSINGS to

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside Retirement Community, Garden Cottages at)

the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South line of Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside Retirement, Manor at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S. F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a 3/4 inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor. Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the West line of COUNTRY CROSSINGS to

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside Retirement, Manor at)

the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South line of Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside Retirement, Traditions at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S. F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a 3/4 inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor. Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the West line of COUNTRY CROSSINGS to

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside Retirement, Traditions at)

the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South line of Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside, Village at)

PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89°39’00” West, 2025.41 feet and North 00°00’37” West, 1873.94 feet from the Northwest corner of the S. F. Stagg Donation Land Claim No. 55; thence South 89°58’26” West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04°37’13” East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30°41’48” East, 351.81 feet) to an iron rod; thence North 56°47’08” East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89°16’50” East, 67.01 feet to an iron rod at an angle in said margin; thence North 22°57’59” East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89°17’47” East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29°23’07” East, 270.29 feet along the West line of said tract to a 3/4 inch iron pipe; thence continuing North 29°23’07” East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor. Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00°12’11” East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89°37’47” East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00°44’11” West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89°29’50” East, 560.87 feet along said North line to the Northwest corner of Parcel “A” of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel “A”, which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06°53’34” East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10°58’07” East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00°00’24” East, 156.52 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel “B” which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10°57’19” West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06°53’29” West, 138.12 feet) to the Northwest corner of Parcel “A” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel “A” (chord = South 08°49’14” East, 176.21 feet) to a point on the East line of said Parcel 1 of said Hillside Manor tract; thence South 00°00’24” East, 333.49 feet along said East line to the North corner of Parcel “B” of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18°18’04” West, 10.81 feet) along the West line of said Parcel “B” to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09°29’57” West, 148.39 feet) along the West line of said Parcel “B”; thence South 00°00’33” West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00°00’24” East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89°40’35” West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00°00’24” East, 760.00 feet along the West line of COUNTRY CROSSINGS to

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Hillside, Village at)

the North margin of West 2nd Street (30.00 feet from center line); thence South 89°39’00” West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00°00’10” West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89°39’00” West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00°00’10” West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00°00’10” East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.

PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:

BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89°47’49” East, 30.00 feet to the center line of Hill Road; thence South 00°12’11” West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°16’50” West, 555.12 feet along the South line of said Muhs tract (South line of Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26°38’16” East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46°05’26” East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40°46’12” East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63°12’07” East, 45.74 feet to the POINT OF BEGINNING.

SAVE AND EXCEPTING THEREFROM the following described tract of land:

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89°11’ West, 133.94 feet to an iron pipe on the edge of the road; thence North 31°46’30” East, 271 feet to an iron pipe on the edge of the road; thence South 02°10’ West, 232.46 feet to the POINT OF BEGINNING.

PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:

BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89°16’50” West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04°36’24” West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46°21’56” East, 173.63 feet) to an iron rod; thence North 56°47’08” East, 45.00 feet to the POINT OF BEGINNING.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Lake Pointe Assisted Living and Memory Care Community)

All that tract or parcel of land lying, situate and being located in the County of Hart, State of Georgia, and being more particularly described as follows:

BEGINNING at a nail and cap at the intersection of the Southern Right-of-Way of Walnut Street, said nail and cap being the POINT OF BEGINNING; thence as the Right-of-Way of Walnut Street, South 08 degrees 03 minutes 31 seconds East, 175.08 feet to an open top pipe; thence leaving the Right-of-Way of Walnut Street, South 81 degrees 48 minutes 47 seconds West, 5.55 feet to a %4 rebar; thence South 81 degrees 55 minutes 55 seconds West, 221.63 feet to a %4 rebar; thence South 81 degrees 56 minutes 10 seconds West, 159.99 feet to an open top pipe; thence North 08 degrees 03 minutes 20 seconds West, 175.03 feet to an open top pipe on the Southern Right-of-Way of East Johnson Street; thence as the Right-of-Way of East Johnson Street, North 81 degrees 55 minutes 31 seconds East, 387.16 feet to the POINT OF BEGINNING.

Said parcel contains 1.556 acres.

And being the sane property also described as follows:

All that tract or parcel of land, situate, lying and being in the City of Hartwell, 1112th District, G.M., Hart County, Georgia, and particularly described on a Plat entitled “Survey for: Thomas Bailey” by Dean H. Teasley, Surveyor, dated June 13, 1990, recorded at Plat Book 2-D, Page 272, in the Office of the Clerk of Superior Court of Hart County, Georgia, which said Plat is hereby incorporated into this description by reference and made a part hereof and subject lot being bounded now or formerly and generally as follows; Northeasterly by the Right-of-Way of Walnut Street; Southeasterly by land of Ethridge and land of Russell; Southwesterly by property of Powell and Northwesterly by the Right-of-Way of East Johnson Street.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Laurel Gardens, Emeritus at)

All that certain piece, parcel or lot of land lying and being in the County of Florence, State of South Carolina and being more fully shown and designated on a Plat of an ALTA / ASCM Land Title Survey prepared for Florence Gardens, LLC, a Georgia Limited Liability Company, Matrix Florence Holding, LLC a Georgia Limited Liability Company, Colonial Bank, Capstone Capital Corporation and Chicago Title Insurance Company by Engineering Consultants, Inc.” dated May 9, 1997, revised August 21, 1998 and recorded in the office of the Clerk of Court for Florence County in Plat Book 68 at page 482, and having the following metes and bounds, to wit

“Beginning at an iron pin found (5/8 rebar) on the northernmost corner of the property and noted as the point of beginning (POB) located S 17°48 16”W 510.54 feet from an iron pin found (5/8” rebar) on the right of way of the Pamplico Highway, State Route 51 and running in a clockwise direction S 81°01’16”E for a distance of 272.59 feet along property of Pee Dee Development Company, LLC to an iron pin found (5/8” Rebar), thence turning and running around a curve to the left with an arc length of 92.25 feet, having a radius of 50.00 feet, and a chord of S 47°18’55” E for a distance of 79.71 feet along the right of way of Mountain Laurel Court to an iron pin found (5/8” rebar); thence turning and running S 17°48’10”W for a distance of 299 12 feet along the property of the Pee Dee Development Company, LLC to an iron pin found (5/8” rebar); thence continuing S 17°48’10”W for a distance of 9.95 feet along the property of Pee Dee Development Company, LLC to a calculated point (5/8”); thence turning and running N 85°25’10”W for a distance of 350 98 feet along properties of Hampton and Warner to a calculated point; thence turning and running N 17°48’16”E for a distance of 11.61 feet along property of C. Ed Floyd and Kaye B Floyd to an iron pin found (5/8” rebar); thence continuing N 17°48’16”E for a distance of 369 46 feet along property of C. Ed Floyd and Kaye B Floyd to an iron pin found (5/8” rebar) being the point of beginning and containing 2.82 acres”

Also

A permanent exclusive easement appurtenant to the property above described for purposes of construction, installation, maintenance and utilization of signage over and across that certain two hundred (200) square foot area designated as “Sign Easement Area” on that certain Plat prepared for Pee Dee Development Company, LLC by Engineering Consultants, Inc. dated November 20, 1998 and recorded in the office of the Clerk of Court for Florence County in Plat Book 66 at page 138 The servient estate constituting this sign easement area is more particularly described in the aforementioned Plat to which further reference is craved for a more complete and accurate description.

Also, Together With.

Reserving unto the Grantor and Grantee nevertheless, a permanent, non-exclusive easement for purposes of ingress and egress over and across the property described above and appurtenant to the property of the Grantor more particularly described as follows:

All that certain piece, parcel or lot of land, situate, lying and being in the County of Florence, State of South Carolina containing 2.82 acres as know as Tract “A” as shown on that certain Plat prepared for Pee Dee Development Company LLC by Engineering Consultants, Inc. to be dated November 25, 1997 and recorded in the office of the Clerk of Court for Florence County in Plat book 66, page 293-A, more particularly described as follows: Beginning at an iron pin set (5/8” rebar) on the northernmost corner of the property located S 17°18’16”W 510.54 feet from an iron pin found (5/8” rebar) on the right of way of the Pamplico Highway, State Route 51 and running in a clockwise direction S 81°01’16”E for a distance of 272.59 feet along property of Pee Dee Development Company, LLC to an iron pin found (5/8” Rebar), thence turning and running around a curve to the left with an arc length of 92.25 feet, having a radius of 50.00 feet, and a chord of S 47°18’55” E for a distance of 79.71 feet along property of Pee Dee Development Company, LLC described above to an iron pin set (5/8” rebar), thence turning and running S 17°48’10” W for a distance of 299.12 feet along the property of the Pee Dee Development Company, LLC to an iron pin set (5/8” rebar); thence continuing S 17°48’10’’W for a distance of 9.95 feet along the property of Pee Dee Development Company, LLC to an iron pin set (5/8”), thence turning and running N 85°25’10”W for a distance of 350.98 feet along properties of Hampton and Warner to a point; thence turning and running N 17°48’16”E for a distance of 11.61 feet along property of C. Ed Floyd and Kaye B. Floyd to an iron pin found (disturbed/reset) (5/8” rebar); thence containing N 17°48’16”E for a distance of 369.46 feet along property of C. Ed Floyd and Kaye B. Floyd to an iron pin found (5/8” rebar) being the point of beginning”

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Legacy Gardens Assisted Living Community)

Lot 2, and a portion of Lot 1, Certified Survey Map 6649, In the City of Madison, Dane County, Wisconsin, described as follows: Beginning at the most Westerly corner of said Certified Survey Map 6649; thence North 42°03’46” East, 289.35 feet to the most Westerly corner of Lot 2 of said Certified Survey Map 6649; thence South 47° 56’14” East, 213.00 feet; thence South 42° 03’46” West, 289.35 feet; thence North 47° 56’14” West, 213.00 feet to the point of beginning.  All part of Certified Survey Map 6649, recorded in Vol. 32 of Certified Survey Maps, page 335, as #2321134.

Also more particularly described as follows:

Beginning at the Westerly most corner of said Lot 1; thence North 42° 03’46” East, 497.59 feet; thence 75.05 feet along the arc of a curve to the left having a radius of 605.90 feet and a long chord subtended bearing South 78° 19’35” East, 75.01 feet; thence South 18° 43’12” East, 169.92 feet; thence South 42° 03’46” West, 452.59 feet; thence North 47° 56’14” West, 213.00 feet to the point of beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Preston, Emeritus at)

(Medallion)

BEING Lot 7, Block A/7451, of PRESTON-TURNER WAY ADDITION, an Addition to the City of Dallas, Dallas County, Texas, according to the Plat thereof recorded in Volume 94204, Page 5495, of the Plat Records of Dallas County, Texas, and being more particularly described by metes and bounds as follows:

BEING a tract of land situated in the Thomas Dykes Survey, Abstract No. 405, Dallas County, Texas, and being part of the City of Dallas Block No. 7451 and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod set at the intersection of the East line of Preston Road and the South line of Turner Way,

THENCE North 89 degrees 34 minutes 00 seconds East, along said South line, 325.05 feet to a 3/8 inch iron rod found for corner;

THENCE South 00 degrees 06 minutes 36 seconds West, 408.38 feet to a 3/8 inch iron rod for corner and the North line of Churchill Way;

THENCE South 89 degrees 08 minutes 37 seconds West, along said North line, 225.00 feet to a 1/2 inch iron rod set for corner;

THENCE North 48 degrees 08 minutes 11 seconds West, continuing along the street Right-of-Way 1.68 feet to a 1/2 inch iron rod set for corner;

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Preston, Emeritus at)

(Medallion)

THENCE South 88 degrees 51 minutes 45 seconds West, continuing along the North line of Churchill Way, 38 72 feet to a 1/2 inch iron rod set for corner;

THENCE in a Northwesterly direction continuing along the street Right-of-Way with a curve to the right, said curve having a central angle of 91 degrees 31 minutes 08 seconds and a radius of 60.00 feet, an arc distance of 95.84 feet to a 318 inch iron rod found for corner;

THENCE North 00 degrees 18 minutes 47 seconds East, along the East line of Preston Road, 348.58 feet to the PLACE OF BEGINNING and containing 3.042 acres (132,513.148 sq ft.) of land, more or less.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Moses Lake Assisted Living Community)

Lots 1 through 6, Sun Basin Planned Unit Development Major Plat, according to the plat thereof recorded in Volume 26 of Plats, pages 85 through 67, records of Grant County, Washington.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Mountain Laurel Senior Living Community)

4.   The Land referred to in this policy is described as follows:

Address:	1175 & 1177 Hebron Ave. (Units 2 & 3)
City/Town:	Glastonbury
County:	Hartford
State:	CT
Unit Nos.:	2 and 3
CIC:	Glastonbury Health Care Center

All those certain pieces or parcels of land, together with any improvements thereon, located in the Town of Glastonbury, County of Glastonbury and State of Connecticut, consisting of Units Two and Three of Glastonbury Health Care Center, a Condominium, together with an undivided interest in the common elements being more particularly designated and described in that certain Declaration of Condominium dated as of June 30, 1997 and recorded in Volume 1095 at Page 39 of the Glastonbury Land Records; as amended by that certain First Amendment dated June 23, 1999 and recorded in Volume 1278 at Page 58 of the said Land Records; as further amended by that certain Second Amendment dated July 12, 2000 and recorded in Volume 1362 at Page 277 of the said Land Records.

Together with the easements set forth in said Declaration, as amended.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Northpark Place, Emeritus at)

Lots 1 to 12, inclusive, in Block 3, and the vacated North/South alley located in Block 3, Higman’s Pierce St Addition to Sioux City, in the County of Woodbury and State of Iowa

Parcel Number 251415/GIS No. 8947 21 133 001

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Oakridge Senior Living Community)

Lot 2 of Portage County Certified Survey Map No. 7458-27-138, as recorded in Volume 27 of Surveys, page 138, being part of CSM 7080, all of Outlot 2, CSM 7108, all of CSM 7238, being part of the SW 1/4 of the SW 1/4 of Section 25, Township 24 North, Range 8 East, City of Stevens Point, Portage County, Wisconsin,

AND

Lot 2 of Portage County Certified Survey Map No. 7294-26-224, as recorded in Volume 26 of Surveys, page 224, being all of Lots 1 and 2, Parkdale Subdivision, being part of CSM 7102, part of the NW 1/4 of the NW 1/4 of Section 36, Township 24 North, Range 8 East, City of Stevens Point, Portage County, Wisconsin.

FOR INFORMATIONAL PURPOSES ONLY:

Tax Key No.: 281-24-0825330008

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Osprey Court Memory Care Community)

Parcel 3, PARTITION PLAT NO. 2000-32, recorded August 3, 2000, as Instrument No. 200011059, Records of Partition Plats, in the City of McMinnville, County of Yamhill and State of Oregon.

TOGETHER WITH an easement for access over Parcel 1 of said partition, as shown thereon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Oswego Springs Assisted Living Facility)

PARCEL I:

A tract of land in Section 31, Township 1 South, Range 1 East of the Willamette Meridian, in the County of Multnomah and State of Oregon, described as follows:

BEGINNING at the Southwest corner of East half of this Northwest quarter of said Section 31, said point being in the center line of County Road No. 980 (Lesser Road); thence Northerly along the center line of said County Road to an intersection with the South line of County Road No. 1050 (Capitol Highway); thence South 89°15 East, along the South line of said County Road, 86.61 feet; thence continuing along the South side of said road, 116.01 feet on a curve to the left having a radius of 317.78 feet; thence South 0°36’ West, 814.51 feet to a point in the South line of said East half of the Northwest quarter of said Section 31; thence North 89°24’ West, 441.12 feet to point of beginning.

EXCEPTING THEREFROM a tract in the Northeast corner thereof conveyed to George H. Johnson and wife by that certain instrument recorded March 17, 1939 in Book 488, Page 36, P.S. Deed Records of said County and State, which excepted that portion described as follows:

BEGINNING at a point on the Southerly line of Capitol Highway (County Road No. 1050) which is South 89°24’ East, 441.12 feet and North 0°36’ East, 814.31 feet from the Southwest corner of the East one-half of the Northwest one-quarter of said Section 31; thence South 0°36’ West, 120 feet; thence North 89°24’ West, 87.08 feet; thence North 0°36’ East, 100.36 feet to the Southerly line of Capitol Highway; thence Easterly along said line 89.70 feet to the place of beginning.

FURTHER EXCEPTING THEREFROM that portion as described in Deed For Right-of-Way Purposes to City of Portland, a municipal corporation of the State of Oregon, recorde February 23, 2004 as Fee No. 2004-028081.

PARCEL II:

A tract of land in Section 31, Township 1 South, Range 1 East of the Willamette Meridian, in the County of Multnomah and State of Oregon, described as follows:

BEGINNING at a point on the half-section line East and West through said Section 31, South 89°24’ East, 441.12 feet from the Southwest corner of the East half of the Northwest quarter of said Section 31; thence South 89°24’ East, 310 feet; thence North 0°36’ East, 538.41 feet; thence North 89°24’ West, 310 feet; thence South 0°36’ West, 538.41 feet to the place of beginning.

EXCEPTING THEREFROM the following portion of land from the above described Parcels 1 and II, described as follows:

A tract of land in Section 31, Township 1 South, Range 1 East of the Willamette Meridian, in the County of Multnomah and State of Oregon, described as follows:

The South 400 feet of a tract of land:

BEGINNING at the Southwest corner of the East one-half of the Southwest one-quarter in centerline of Southwest Lesser Road; thence South 89°24’ East, along the East-West centerline of said Section 31, 751.12 feet to the Southeast corner of that certain tract conveyed to Gerald W. Crow and Carol L. Crow, husband and wife, by Deed recorded August 17, 1961 in Multnomah County Deed Book 2076, Page 465; thence North 0°36’ East, along the East line of said Crow Tract 538.41 feet to a Northeast corner thereof; thence North 89°24’ West, along the North line of said Crow Tract and the Westerly extension thereof to an intersection with the centerline of S.W. Lesser Road; thence Southerly along the centerline of S.W. Lesser Road to the point of beginning.

FURTHER EXCEPTING THEREFROM that portion as described in Deed For Right-of-Way Purposes to City of Portland, a municipal corporation of the State of Oregon, recorde February 23, 2004 as Fee No. 2004-028081.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Park Avenue Estates Senior Living Community)

Lots 1, 2 and 3, Block 1, in Paulsen’s First Addition to the City of Lexington, Dawson County, Nebraska.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Park Place, Emeritus at)

PARCEL I:

A tract of land in Sections 25 and 26, Township 1 South, Range 1 West of the Willamette Meridian, in the County of Washington and State of Oregon, being more particularly described as follows:

Commencing at the one-quarter corner between said sections; thence South along the line between said sections 1150.61 feet; thence East at 90° to said section line 308.72 feet to a 5/8 inch iron rod at the Northeast corner of that tract conveyed to Helmer Mork, et us, in Book 407, page 140, Records of Washington County and the point of beginning of the tract herein to be described; thence South 0°02’18” West 327.27 feet; thence North 89°59’12” West 100.00 feet; thence South 0°02’18” West 300.00 feet; thence North 89°59’12” West 35.00 feet; thence North 33°17’49” West 307.32 feet; thence North 72°44’25” West 169.00 feet to the Easterly line of the Oregon Electric Railway Company right of way; thence along said Easterly line North 17°15’35” East, 334.00 feet to a 5/8 inch iron rod; thence North 89°48’09” East 366.43 feet to the point of beginning.

PARCEL II:

A perpetual easement for ingress and egress as granted in deed recorded June 29, 1984, Recorder’s No. 84025405, over a strip of land being 31.00 feet in width and the center line being described as follows:

A tract of land in Section 25, Township 1 South, Range 1 West of the Willamette Meridian, in the County of Washington and State of Oregon, being more particularly described as follows:

Commencing at the one-quarter corner between said Sections 25 and 26; thence South along the line between said sections, 1,150.61 feet; the East at 90° to said section line 308.72 feet to a 5/8 inch iron rod; thence South 0°02’18” West 327.27 feet; thence North 89°59’12” West 100.00 feet; thence South 0°02’18” West 300.00 feet; thence North 89°59’12” West 35.00 feet; thence North 33°17’49” West 155.65 feet to the said center line of the 31.00 foot wide strip herein to be described (the beginning of the Westerly right of way of said 31.00 foot wide strip bears North 33°17’49” West 18.50 feet from said center line and the beginning of the Easterly right of way of said 31.00 foot wide strip bears South 33°17’49” East 18.50 feet from said center line); thence South 23°36’00” West 30.85 feet to a point of curve to the left; thence along said curve having a radius of 55.50 feet and a central angle of 74°10’00” a length of 71.84 feet, said curve subtended by a chord which bears South 13°29’01” East, 66.93 feet; thence South 50°34’00” East 86.00 feet to a point of curve to the right; thence along said curve having a radius of 55.50 feet and a central angle of 90°00’00” a length of 87.18 feet; thence South 39°26’00’ West to the Northeasterly right of way line of SW Hemlock Street and the terminus of said strip.

PARCEL III:

An “Emergency Exit Easement” as granted in deed recorded June 29, 1984, Recorder’s No. 84025405 for ingress and egress over the following described property:

A tract of land being 31.00 feet in width in Sections 25 and 26, Township 1 South, Range 1 West of the Willamette Meridian, in the County of Washington and State of Oregon, being more particularly described as follows:

Commencing at a 1/2-inch iron pipe being at the Southwest corner of Tract X-2, and being on the Easterly line of the Oregon Electric Railway Company as shown an the Minor Partition Map dated May 9, 1984 by Chase, Jones & Associates, Inc., said point also being the Southwest corner of that tract conveyed to Helmer A. Mork and Maude M. Mork in Deed Book 407, page 140, Washington County Deed Records; thence along the Easterly line of the Oregon Electric Railway Company, North 17°15’35” East 9.29 feet to a point being 40.00 feet, when measured at right angles, from the center line of SW Hall Boulevard, said point being on the proposed Northerly right of way line of SW Hall Boulevard; thence parallel and 40.00 feet from said center line along said proposed Northerly line, South 60°53’21” East 62.84 feet to a point of curve to the right; thence continuing along said proposed Northerly line along said curve having a radius of 326.48 feet and a central angle of 31°01’58”, a distance of 176.83 feet to a point of reverse curve, said 326.48 foot radius curve subtended by a chord which bears South 45°22’28” East; thence leaving said proposed Northerly line along a curve to the left having a radius of 40.00 feet and a central angle of 7°32’49”, a distance of 5.27 feet to the

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Park Place, Emeritus at)

true point of beginning of the tract herein to be described; thence continuing along said curve to the left a distance of 31.44 feet, said curve subtended by a chord which bears South 59°55’02” East 30.63 feet; thence North 32°51’45” East 124.22 feet to a point of non-tangent curve on the Southerly line of a 31 foot wide perpetual easement; thence along said Southerly line on a curve to the right having a radius of 71.00 feet and a central angle of 46°57’22” a distance of 58.19 feet to a point of tangency along said Southerly line, said curve subtended by a chord which bears North 0°07’18” East 56.57 feet; thence South 32°51’45” West 173.29 feet to the true point of beginning.

PARCEL IV:

A utility easement as granted in deed recorded June 29, 1984, Recorder’s No. 84025405, over a tract of land being 6.00 feet in width and located in the Southeast one-quarter of Section 26, Township 1 South, Range 1 West of the Willamette Meridian, in the County of Washington and State of Oregon, being more particularly described at follows:

Commencing at a 1/2 inch iron pipe being at the Southwest corner of Tract X-2 and being on the Easterly line of the Oregon Electric Railway Company, said point also being on the Southwest corner of that tract conveyed to Helmer A. Mork and Maude M. Mork, in Deed Book 407, page 140, Washington County Deed Records; thence along the Easterly line of the Oregon Electric Railway Company, North 17°15’35” East 9.29 feet to the tree point of beginning, said point being 40.00 feet, when measured at right angles, from the center line of SW Hall Boulevard, said point also being on the proposed Northerly right of way line of SW Hall Boulevard; thence continuing North 17°15’35” East along the Easterly line of the Oregon Electric Railway Company, 195.70 feet to a 5/8 inch iron rod at the Northwest corner of Tract X-2; thence along the Northerly line of Tract X-2, South 72°44’25” East 6.00 feet; thence South 17°15’35” West, parallel with he Easterly line of the Oregon Electric Railway Company, 196.96 feet to said proposed Northerly right of way line; thence along said proposed Northerly line North 60°53’21” West 6.13 feet to the true point of beginning.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Peachtree Village Senior Living Community)

The land situated in the City of Commerce, County of Jackson, State of Georgia and described as follows:

BEGINNING AT THE INTERSECTION OF THE WESTERN RIGHT-OF-WAY OF U.S. HWY. 441 (R/W VARIES) AND THE SOUTHERN RIGHT-OF-WAY (60° EASEMENT) OF W.W. GARY ROAD, THENCE RUNNING ALONG SOUTHERN RIGHT-OF-WAY SOUTH 66° 51’ 45” WEST A DISTANCE 740.15 FEET TO AN IRON PIN FOUND ON THE SOUTHERN RIGHT-OF-WAY OF W.W. GARY ROAD BEING THE TRUE POINT OF BEGINNING, THENCE LEAVING SAID RIGHT-OF-WAY RUNNING SOUTH 26° 29’ 55” EAST A DISTANCE OF 200.00 FEET TO AN IRON PIN FOUND. THENCE RUNNING SOUTH 26° 29’ 55” EAST A DISTANCE OF 400.00 FEET TO AN IRON PIN FOUND, THENCE RUNNING NORTH 00° 59’ 40” WEST A DISTANCE OF 538.79 FEET TO A GRANITE MONUMENT, THENCE RUNNING NORTH 23° 8’ 15” WEST, A DISTANCE OF 312.32 FEET TO AN IRON PIN FOUND, THENCE RUNNING NORTH 66° 51’ 45” EAST A DISTANCE OF 421.03 FEET TO AN IRON PIN FOUND BEING THE TRUE POINT OF BEGINNING.

TOGETHER WITH ANY AND ALL APPURTENANT EASEMENTS BENEFITING THE ABOVE PROPERTY, INCLUDING, PUT NOT LIMITED TO, THAT CERTAIN AMENDED AND RESTATED EASEMENT AGREEMENT BY AND BETWEEN KEN-TONY, LLC AND PEACHTREE PLANTATION, LLC DATED AS OF MAY 7, 2004 RECORDED IN DEED BOOK 34-R, PAGE 428, JACKSON COUNTY, GEORGIA RECORDS AND THAT CERTAIN EASEMENT AGREEMENT FROM TIMOTHY T. GARY TO PEACHTREE PLANTATION, LLC. DATED AS OF OCTOBER 1, 1990, RECORDED IN DEED BOOK 18-49, PAGE 710, AFORESAID RECORDS.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Plaza on the River, Emeritus at)

Tract One: All that certain tract or parcel of land, lying and being situated in the County of Kerr, State of Texas, and being Lot 1, Block 1, Kerrville Lakeside Apartments Section Two, a subdivision of Kerr County, Texas, according to the plat of said subdivision recorded in Volume 6, Page 145, Plat Records of Kerr County, Texas; said plat being a replat of plat recorded in Volume 6, Page 6, Plat Records of Kerr County, Texas.

Tract Two: All that certain tract or parcel of land, lying and being situated in the County of Kerr, State of Texas, and being Lot 2, Block 1 Kerrville Lakeside Apartments Section Two, a subdivision of Kerr County, Texas, according to the plat of said subdivision recorded in Volume 6, Page 280, Plat Records of Kerr County, Texas; said plat being a replat of plat recorded in Volume 6, Page 145, Plat Records of Kerr County, Texas.

Tract Three: All that certain tract or parcel of land, lying and being situated in the County of Kerr, State of Texas, and being Lot 11, Edwards Addition, a subdivision of Kerr County. Texas, according to the plat of said subdivision recorded in Volume 4, Page 26, Plat Records of Kerr County, Texas.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Rose Valley Assisted Living Community)

Parcel 2 of Partition Plat 2004-28, recorded November 16, 2004, Fee No. 2004-014428, in Columbia County, Oregon. Together with an easement for access over Parcel 1 of Partition Plat 2004-028, as created in instrument recorded November 16, 2004, Fee Number 2004-014429, Records of Columbia County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Rose Valley Assisted Living Community and Cottages)

Parcel 1 of Partition Plat 2004-28, recorded November 16, 2004 as Fee Number 2004-014428, in Columbia County, Oregon. Together with an easement for access over Parcel 2 of Partition Plat 2004-028, as created in instrument recorded November 16, 2004, Fee Number 2004-014429, Records of Columbia County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Sandia Springs Senior Living)

PARCEL 1

Lot 6A, of Riverview Village, City of Rio Rancho, Town of Alameda Grant, Sandoval County, New Mexico, as the same is shown and designated on the plat filed in the office of the County Clerk of Sandoval County, New Mexico, on November 14, 1996 in Vol. 3, folio 1549-B.

PARCEL 2

Lot 7A of Corrales South, as the same is shown and designated on the summary plat of Lots 6B, 7A and 7B, of Corrales South, filed in the office of the County Clerk of Sandoval County, New Mexico, on April 23, 1997 in Vol. 3, folio 1602-A, (Rio Rancho Estates plat Book No. 10, page 22.

PARCEL 3

A Non exclusive easement for the benefit of Lot 6A of Riverview Village, City of Rio Rancho, Town of Alameda Grant, Sandoval County, New Mexico, as the same is shown and designated on the Plat filed in the office of the County Clerk of Sandoval County, New Mexico, on November 14, 1996, in Vol. 3, folio 1549-B, and Lot 7A of Corrales South as the same is shown and designated on the summary plat of Lots 6B, 7A and 7B, of Corrales South, filed in the office of the County Clerk of Sandoval County, New Mexico, on April 23, 1997 in Vol 3, folio 1602-A (Rio Rancho Estates Plat Book No. 10, page 22), Said easement is shown and designated as an Access Easement, Drainage Easement and Public Utility Easement, traversing the northwest portion of Lot 6B on the Summary Plat of Corrales South, filed in the office of the County Clerk of Sandoval County, New Mexico, on April 23, 1997 in Vol 3, folio1602-A, and amended by that Amendment to Easement recorded June 13, 1997 in Book 400, page 42535, as document no. 12363, records of Sandoval County, New Mexico.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Sellwood, Emeritus at)

Lots 1, 2, 5, 6, 7, 8, 16, 17 and 18, Block 80, SELLWOOD, in the City of Portland, County of Multnomah and State of Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Spring Estates, Emeritus at)

7221 NORTHEAST 182ND STREET,

KENMORE, WASHINGTON 98028

TAX NO. 011410-0545

PARCEL A:

THAT PORTION OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING ON THE EAST LINE OF SAID LOT AT A POINT 80.00 FEET SOUTH OF THE NORTHEAST CORNER THEREOF;

THENCE NORTH 75°27’30” WEST PARALLEL WITH THE NORTHERLY LINE OF SAID LOT TO AN INTERSECTION WITH A LINE EXTENDED NORTH 2°39’50” EAST FROM THE SOUTHWEST CORNER OF SAID LOT;

THENCE SOUTH 2°39’50” WEST 103.19 FEET;

THENCE SOUTH 75°27’30” EAST TO THE EAST LINE OF SAID LOT AT A POINT 80.00 FEET NORTH OF THE SOUTHEAST CORNER THEREOF;

THENCE NORTH 103.19 FEET TO THE POINT OF BEGINNING.

PARCEL B:

THE SOUTHERLY 80 FEET OF LOT 8, AS MEASURED ALONG THE EASTERLY LINE IN BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE 4, IN KING COUNTY, WASHINGTON;

EXCEPT THAT PORTION THEREOF DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 8; AND

RUNNING THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT, 80 FEET;

THENCE SOUTH 75°27’30” EAST PARALLEL WITH THE SOUTHERLY LINE OF SAID LOT, 3.799 FEET;

THENCE SOUTH 2°39’50” WEST TO THE POINT OF BEGINNING.

PARCEL C:

THAT PORTION OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE (S) 4, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING ON THE NORTHERLY LINE OF SAID LOT AT A POINT 12.50 FEET SOUTHEASTERLY ON THE NORTHWEST CORNER THEREOF;

THENCE SOUTH 75°27’30” EAST 173.46 FEET TO THE NORTHEAST CORNER OF SAID LOT; THENCE SOUTHERLY ON THE EASTERLY LINE OF SAID LOT 80 FEET;

THENCE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT NORTH 75°27’30” WEST TO AN INTERSECTION WITH A LINE EXTENDED NORTH 2°39’50” EAST FROM THE SOUTHWEST CORNER OF SAID LOT;

THENCE NORTH 2°39’50” EAST TO THE POINT OF BEGINNING;

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Spring Estates, Emeritus at)

EXCEPT THE FOLLOWING DESCRIBED PORTION:

BEGINNING ON THE EASTERLY LINE OF SAID LOT AT A POINT DISTANT 80 FEET SOUTHERLY FROM THE NORTHEAST CORNER THEREOF AND RUNNING THENCE NORTHERLY ALONG SAID EASTERLY LINE, TO SAID NORTHEAST CORNER;

THENCE NORTH 75°27’30” WEST, ALONG THE NORTHERLY LINE OF SAID LOT, A DISTANCE OF 67.6 FEET;

THENCE SOUTH 14°32’30” WEST 77.43 FEET, MORE OR LESS, TO A POINT WHICH BEARS NORTH 75°27’30” WEST FROM THE POINT OF BEGINNING;

THENCE SOUTH 75°27’30” EAST 87.69 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL D:

THAT PORTION OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS;

BEGINNING ON THE EASTERLY LINE OF SAID LOT AT A POINT DISTANT 80 FEET SOUTHERLY FROM THE NORTHEAST CORNER THEREOF AND RUNNING THENCE NORTHERLY, ALONG SAID EASTERLY LINE, TO SAID NORTHEAST CORNER;

THENCE NORTH 75°27’30” WEST, ALONG THE NORTHERLY LINE OF SAID LOT, A DISTANCE OF 67.6 FEET;

THENCE SOUTH 14°32’30” WEST 77.43 FEET, MORE OR LESS, TO A POINT WHICH BEARS NORTH 75°27’30” WEST FROM THE TRUE POINT OF BEGINNING;

THENCE SOUTH 75°27’30” EAST 87.69 FEET, MORE OR LESS, TO THE TRUE POINT OF BEGINNING;

EXCEPT THAT PORTION THEREOF CONVEYED TO KING COUNTY FOR ROAD BY DEED RECORDED UNDER RECORDING NUMBER 8204020627.

PARCEL E:

WEST HALF OF THE EAST HALF OF LOT 7, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON; AND

EAST HALF OF THE EAST HALF OF LOT 7, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE 4, IN KING COUNTY, WASHINGTON; AND

THAT PORTION OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS;

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Spring Estates, Emeritus at)

BEGINNING AT THE SOUTHWEST CORNER OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14; THENCE ALONG THE WEST LINE OF SAID LOT 8, NORTH 263.19 FEET;

THENCE ALONG THE NORTHERLY LINE OF SAID LOT 8, SOUTH 75°27’30” EAST 12.50 FEET;

THENCE SOUTH 2°39’50” WEST 260.33 FEET TO THE POINT OF BEGINNING.

BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THAT PORTION OF LOTS 7 AND 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF FLATS, PAGE 4, IN KING COUNTY, WASHINGTON, BEING AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 8 AS SAID CORNER IS SHOWN ON THAT BOUNDARY SURVEY FOR FOREST PARK REALTY RECORDED AUGUST 8, 1986 IN VOLUME 50 OF SURVEYS, PAGE 247, RECORDS OF KING COUNTY WASHINGTON;

THENCE ALONG THE EAST LINE OF LOT 8 NORTH 00°00’00” WEST 243.78 FEET TO SOUTH CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO KING COUNTY IN THAT CERTAIN WARRANTY DEED RECORDED APRIL 2, 1982 AS INSTRUMENT NUMBER 8204020627;

THENCE ALONG SAID LANDS OF KING COUNTY, NORTHWESTERLY ALONG A TANGENT CURVE TO THE LEFT, WITH A RADIUS OF 25.00 FEET, THROUGH A CENTRAL ANGLE OF 75°26’09”, AN ARC LENGTH OF 32.92 FEET TO THE NORTHERLY LINE OF SAID LOT 8;

THENCE ALONG THE NORTHERLY LINES OF SAID LOTS 8 AND 7 NORTH 75°26’09” WEST 259.68 FEET TO THE WEST LINE OF THE EAST HALF SAID LOT 7;

THENCE ALONG SAID WEST LINE, SOUTH 00°00’10” WEST 263.15 FEET TO THE SOUTHERLY LINE OF SAID LOT 7;

THENCE ALONG THE SOUTHERLY LINES OF SAID LOTS 7 AND 8 SOUTH 75°26’39” EAST 279.02 FEET TO SAID POINT OF BEGINNING OF THIS DESCRIPTION.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Spring Meadow Cottages, Emeritus at)

A Parcel of land situated in Lot 6, Section 24, Township 36 South, Range 6 West of the Willamette Meridian, Josephine County, Oregon, described as follows. Commencing at the Southeast corner of said Lot 6; thence North along the East line of said Lot 6, a distance of 49.82 feet to a point in the centerline of Redwood Avenue, said point purported to be the Southeast corner of said Government Lot 6 as designated on Survey 121-53, said point being the point of beginning; thence continue North along the East line of said Lot 6, a distance of 512.4 feet; thence West 340 feet; thence South 512.4 feet; thence East along said South line of Lot 6, as referred to above, 340 feet to the point of beginning EXCEPTING THEREFROM that portion conveyed to Josephine County by instrument recorded February 14, 1969 in Volume 258, Page 41, Josephine County Deed Records. ALSO EXCEPTING THEREFROM that portion conveyed to the City of Grants Pass by instrument recorded May 6, 2005 as Instrument No. 2005-010272, Josephine County Deed Records.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(The Springs, Emeritus at)

(Spring Meadow)

Parcel 3 of PARTITION PLAT NO. 2000-009, Josephine County, Oregon. EXCEPTING THEREFROM that portion conveyed in Dedication of Street Right-of-Way, to the City of Grants Pass recorded February 6, 2008, Instrument No. 2008-002089, Josephine County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Spring Mountain, Emeritus at)

All That Tract Of Parcel of land lying and being in Land Lots 413, 414, and 476 of the 19th District, Second Section of Cobb County, Georgia and being more particular described as follows:

BEGINNING at a 1/2” steel reinforcing rod that marks the southeast corner of Land Lot 414, said point being the common corner to Land Lots 413, 414, 475 and 476 and running thence North 88 degrees 01 minutes 15 seconds west a distance of 545.05 feet to a 1/2” reinforcing rod; run thence north 02 degrees 01 minutes 11 seconds east a distance of 279.64 feel; run thence south 88 degrees 03 minutes 01 seconds east a distance of 350.00 feet; run thence south 01 degrees 56 minutes 59 seconds west a distance of 35 feet to a point; run thence south 88 degrees 03 minutes 01 seconds east a distance of 199.30 feet to a point on the east land lot line of Land Lot 414; run thence south 02 degrees 53 minutes 42 seconds west a distance of 89.42 feet to an axle; run thence south 67 degrees 18 minutes 07 seconds east a distance of 148.40 feet to a point on the northwest right of way line of Powder Springs Road; run thence south 22 degrees 39 minutes 38 seconds west along the northwest right of way line of Powder Springs Road a distance of 417.09 feet to a point; run thence north 03 degrees 04 minutes 11 seconds east along the east land lot line of Land Lot 475 a distance of 287.26 feet to the point of beginning, being shown as 4.06743 acres on plat of survey for American ElderServe, Inc. by The Crusselle Company, George Willis Crusselle, GRLS #1373, which plat is incorporated herein by reference.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Spring Pointe, Emeritus at)

Parcel 1 of PARTITION PLAT NO. 2000-009, Josephine County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Spring Village, Emeritus at)

Parcel 2 of Partition Plat No. 2000-009, Josephine County, Oregon.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Stone Mountain Estates Assisted Living and Memory Care Community)

A parcel of land lying and being Part of Tract No. 1, Subdivision Exemption Plat for Plantation South of Stone Mountain, as recorded in Plat Book 63, page 92, of the public records of Gwinnet County, Georgia, also being part of Land Lot 61 of the 6th District of said county, and being more particularly described as follows:

COMMENCING at the intersection of the southeasterly right of way line of East Park Place Boulevard, a 100 foot right of way, with the southwesterly right of way line of Park Plaza Circle, a right of way of varied width; thence, on said southwesterly right of way line, north 87 degrees 23 minutes 52 seconds east, 27.68 feet to an angle point; thence continuing on said southwesterly right of way line, south 46 degrees 24 minutes 00 seconds east, 109.41 feet to an angle point; thence, continuing along said southwesterly right of way line, south 52 degrees 13 minutes 18 seconds east, 67.96 feet to a point of curvature; thence, continuing on said right of way line, around and along a curve to the left, said curve having a radius of 173.24 feet and a central angle of 54 degrees 12 minutes 03 seconds, an are distance of 163.88 feet (south 79 degrees 39 minutes 20 seconds east, 157.84 feet, chord bearing and distance) to a point on said curve and the Point of Beginning; thence, continuing on said right of way line, around and along a curve to the left, said curve having a radius of 173.24 feet and a central angle of 11 degrees 34 minutes 39 seconds, an are distance of 35.01 feet (north 67 degrees 47 minutes 19 seconds east, 34.95 feet, chord bearing and distance) to a point of tangency; thence continuing on said right of way line, north 62 degrees 00 minutes 00 seconds east, 164.75 feet; thence south 14 degrees 00 minutes 00 seconds east, 268.52 feet; thence south 11 degrees 05 minutes 13 seconds west, 200.19 feet; thence north 64 degrees 00 minutes 30 seconds west, 240.73 feet; thence north 02 degrees 39 minutes 16 seconds east, 261.22 feet to the point of beginning. Said parcel being 1.877 acres (81,762.12 square feet) in area as shown on ALTA/ACSM Land Title Survey certified to ARCHON Financial L.P., Goldman Sachs Mortgage Company, a New York limited partnership, A98 Senior L.L.C., A99 Senior L.L.C., Atria Communities, Inc., Lawyers Title Insurance Company, Chicago Title Insurance Company and Bock & Clark, made by Bock & Clark’s National Surveyors Network, bearing the seal of Carl S. Courson, GA. R.L.S. No. 2272, of Perrett and Associates, Inc., dated October 6, 1998, last revised December 9, 1998.

TOGETHER WITH rights acquired by virtue of Slope Easement as set forth in Warranty Deed from Mountain East commence Park, Inc., successor by name change to 78 Properties, Inc., to Columbia Properties, Inc., a Georgia corporation, dated October 13, 1982, recorded in Deed Book 2456, page 385, aforesaid records; as affected by Agreement Regarding Slope and Access Easements and Encroachments by and between Phoenix Home Life Mutual Insurance Company, and DeKalb Regional Healthcare System, Inc., and Richard K. Taylor, dated and filed October 13, 1982, recorded in Deed Book 10205, page 54, aforesaid records

Together with easement rights contained in Signage Easement Agreement by and between Richard K. Taylor and Plantation South at Stone Mountain Partnership dated 7/25/1994, recorded in Deed Book 10542, Page 117, aforesaid records.

Together with easement rights contained in Storm Water Drainage Easement Agreement by and between Richport Properties, Inc. and Richard K. Taylor dated 2/9/1994, recorded in Deed Book 10027, Page 122, aforesaid records.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Sugarland Ridge, Emeritus at)

Lot 4, 5 and 6, Block 2 of the Replat of Sugarland South Subdivision, Sheridan County, Wyoming, as recorded in Book 1 of Plats, page 321.

LEGAL DESCRIPTION
GA-541-Sweetwater Springs

All that tract or parcel of land lying and being in Land Lot 761 and 806 of the 18th District and 2nd Section of Douglas Country, Georgia, containing 4.61 acres of 200,835 square feet and being more particularly described as follows:

Beginning at an iron pin set at the intersection of the north land lot line of Land Lot 806 with the east right of way of Lee Road (100 foot right of way) per document recorded in Deed Book 972, Page 544, Douglas County Records;

thence running north along the east right of way of Lee Road North 03 degrees 58 minutes 25 seconds East 299.69 feet to an iron pin found;

thence running South 89 degrees 12 minutes 58 seconds East 642.96 feet to an iron pin found;

thence running South 00 degrees 22 minutes 24 seconds West 300.00 feet to a ½ inch rebar found on the north land lot line of Land Lot 806, the same being the south land lot line of Land Lot 761 of said district and section and said iron pin being located 477.67 feet west of the northeast corner of Land Lot 806 as measured along the north land lot line of Land Lot 806;

thence running North 89 degrees 05 minutes 26 seconds West along the north land lot line of Land Lot 806, 35.31 feet to an iron pin found;

thence running South 82 degrees 22 minutes 17 seconds West 116.72 feet to a 1½ inch OTP;

thence running North 87 degrees 13 minutes 29 seconds West 511.32 feet to an iron pipe found on the east right of way of Lee Road at the point of Beginning.

The foregoing description being in accordance with that certain Survey by Pirkle & Associates Surveying Inc. dated 4/15/10 and last revised 5/3/10.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Woodstock, Emeritus at)

(Terrace at Woodstock)

All that tract or parcel of land lying and being in Land Lots 1099 and 1100 of the 15th District, 2nd Section, Cherokee County, Georgia, being more particularly described as follows:

To find the true point of beginning begin at the point where the South Land Lot Line of 1100 intersects with the West right of way line of Neese Road (50 foot right of way); running thence in a northerly fashion along Neese Road North 11 degrees 32 minutes East 34.97 feet to a point; running thence North 12 degrees 32 minutes East 55.90 feet to a point; running thence North 13 degrees 01 minutes East 50.30 feet to a point; running thence North 13 degrees 19 minutes East 28.83 feet to a point and the true point of beginning. From this true point of beginning run thence North 89 degrees 46 minutes West 300.00 feet to a point; running thence North 80 degrees 00 minutes West 265.99 feet to a point; running thence North 30 degrees 00 minutes East 72.00 feet to an iron pin set; running thence North 15 degrees 12 minutes West 232.09 feet to an iron pin set; running thence North 85 degrees 08 minutes East 452.92 feet to an iron pin set; running thence South 05 degrees 00 minutes East 128.28 feet to an iron pin set; running thence South 60 degrees 00 minutes East 182.85 feet to an iron pin set on Neese Road; running 23.29 feet to a point; running thence 12 degrees 27 minutes West 50.82 feet to a point; running thence South 11 degrees 11 minutes West 47.88 feet to a point; running thence South 13 degrees 19 minutes West 34.71 feet to a point and the true point of beginning, Said tract contains 4.00 acres.

Together With

All that tract or parcel of land lying and being in Land Lots 1099 and 1100 of the 15th District, 2nd Section, Cherokee Country, Georgia, and being more particularly described as follows as Tract One:

Tract One

Begin at the point where the West right of way line of Neese Road (having a 50 foot right of way) intersects with the South land lot line of Land Lot 1100; from this point of beginning, running thence in a westerly fashion along the South line of Land Lots 1100 and 1099 North 89 degrees 46 minutes West 419.41 feet to an iron pin found; running thence in a westerly fashion along the South land line of Land Lot 1099 North 89 degrees 43 minutes 228.99 feet to an iron pin set; running thence North 30 degrees 00 minutes East 243.00 feet to a point; running thence South 80 degrees 00 minutes East 265.99 feet to a point; running thence South 89 degrees 46 minutes East 300.00 feet to a point; running thence in a southerly fashion along the West right of way line of Neese Road South 13 degrees 19 minutes West 28.83 feet to a point; running thence South 13 degrees 01 minutes West 50.30 feet to a point; running thence South 12 degrees 32 minutes West 55.90 feet to a point: running thence South 11 degrees 32 minutes West 34.97 feet to an iron pin found and the true point of beginning. Said tract contains 2.50 acres.

Together with rights arising under Sewer Easement from Larry Sandidge to The Oaks at Woodstock Assisted Living, Inc., a Georgia corporation, dated January 5, 1998, filed for record May 2, 2000 at 2:19 p.m., recorded in Deed Book 4119, Page 050, Records of Cherokee County, Georgia.

Also together with rights arising under Sanitary Sewer Easement from James C. Neese, Sr., to the Oaks at Woodstock Assisted Living, Inc., Georgia corporation, dated March 13, 2000, filed for record May 2, 2000 at 2:19 p.m., recorded in Deed Book 4119, Page 045, aforesaid records.

Also together with rights of access arising under “Easement” from KB Home Atlanta, LLC to The Oaks at Woodstock Assisted Living, Inc., dated September 28, 2007, filed for record October 12, 2007, and recorded in Deed Book 9890, Page 124, aforesaid records.

Also together with rights arising under Access Easement Agreement by and between KB Home Atlanta LLC, a Delaware limited liability company and The Craks at Woodstock Assisted Living, Inc., a Georgia Corporation, dated April 5, 2007, filed for record April 13, 2007, and recorded in Deed Book 9527, page 134, aforesaid records.

But Less and Except the following;

All that tract or parcel of land lying and being in Land Lot 1100, 15th District, 2nd Section, City of Woodstock, Cherokee County, Georgia, as in QCD recorded April 13, 2007 in Book 9527, Page 144 and being more particularly described as follows:

Beginning at the Intersection of the existing westerly right of way of Neese Road (50 foot existing right of way) and the southerly line of Land Lot 1100; thence along said Land Lot line South 89 degrees 50 minutes 30 seconds West a distance of 18.01 feet to a point; thence North 11 degrees 58 minutes 18 seconds East a distance of 131.99 feet to a point; thence North 08 degrees 56 minutes 18 seconds East a distance of 101.83 feet to a point; thence North 16 degrees 51 minutes 23 seconds East a distance of 101.39 feet to a point; thence South 60 degrees 16 minutes 51 seconds East a distance of 15.80 feet to a point; thence South 12 degrees 46 minutes 11 seconds West a distance of 22.73 feet to a point; thence South 12 degrees 03 minutes 46 seconds West a distance of 50.82 feet to a point; thence South 10 degrees 47 minutes 46 seconds West a distance of 47.88 feet to a point; thence South 12 degrees 55 minutes 46 seconds West a distance of 63.54 feet to a point; thence South 12 degrees 37 minutes 46 seconds West a distance 50.30 feet to a point; thence South 12 degrees 08 minutes 46 seconds West a distance of 55.90 feet to a point; thence South 11 degrees 05 minutes 24 seconds West a distance of 34.96 feet to the Point of Beginning. Said tract contains 6,282 square feet or 0.144 acres.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION
(Villa Del Rey Retirement & Assisted Living)

All of Roswell Retirement Center, In the City of Roswell, County of Chaves and State of New Mexico, as shown on the Official Plat recorded July 21, 1987 in Plat Book L, age 24, Real Property Records of Chaves County, New Mexico.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Willow Ridge, Emeritus at)

Tract 1:

A tract of land located in the Northeast Quarter of the Southeast Quarter of Section 20, Township 3 North, Range 29, West of the 6th PM., in Red Willow County, Nebraska more particularly described as follows: Referring to the east quarter corner of said Section 20, thence on azimuth 179° 30’  along the east section line, a distance of 35.00 feet to the point of beginning; thence continuing on azimuth 179° 30’ a distance of 1,100.00 feet to a point; thence on azimuth 270° 07’, a distance of 633.00 feet to a point; thence on azimuth 359° 30’, a distance of 1,10000 feet a point; thence on azimuth 90° 07’, a distance of 633.00 feet to the point of beginning.

Trace 2:

Lot L. Kelley Creek Subdivision to the City of McCook, Red Willow County, Nebraska.

EXHIBIT A — CONTINUED

LEGAL DESCRIPTION

(Eldorado Heights Assisted Living Community)

ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being:

Parcel 1:

A parcel of land situated in portions of vacated Blocks 2, 3, 6, 7, 9 and 10, ELDORADO ADDITION TO THE CITY OF KLAMATH FALLS, OREGON, in the County of Klamath, State of Oregon, more particularly described as follows:

Beginning at a point being the most Northerly corner of Lot 2, Block 10, ELDORADO ADDITION TO THE CITY OF KLAMATH FALLS, OREGON; thence along the Northwesterly line of said Lot 2, South 38 degrees 16’30” West 100.00 feet to the most Westerly corner of said Lot 2; thence along the Southwesterly line of the vacated portion of Blocks 9 and 10 of said Eldorado Addition, North 51 degrees 42’50” West 170.69 feet; thence leaving said Southwesterly line North 38 degrees 16’30” East 667.37 feet to the Southerly line of Eldorado Boulevard; thence along said Southerly line of Eldorado Boulevard 182.39 feet along the arc of a 667.34 foot radius curve to the right, the long chord of which bears South 55 degrees 00’55” East 181.84 feet; thence 29.87 feet along the arc of a 20.00 foot curve to the right, the long chord of which bears South 4 degrees 30’47” East, to its point of tangency with the Westerly line of Sloan Street; thence along said Westerly line of Sloan Street South 38 degrees 16’30” West 557.91 feet to the Northeasterly line of said Lot 2; thence along said Northeasterly line North 51 degrees 42’50” West 29.31 feet to the point of beginning.

Parcel 2:

Lot 2 in Block 10, ELDORADO ADDITION to the City of Klamath Falls, in the County of Klamath, State of Oregon, EXCEPTING THEREFROM the Southeasterly 19 feet, according to the official plat thereof on file in the office of the County Clerk of Klamath County, Oregon.

TOGETHER WITH all rights contained in the Cross Easement Agreement recorded with the County Clerk of Klamath Falls, Oregon as Volume M96, page 922, Microfilm Records of Klamath County, Oregon.